AMENDED AND RESTATED ASSET PURCHASE AGREEMENT
AMONG
NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C.,
as Buyer,
and
NOBILIS HEALTH CORP.
and
HAMILTON PHYSICIAN SERVICES, LLC,
CARLOS R. HAMILTON III, M.D., P.A.
each as a Seller,
and
CARLOS R. HAMILTON III, M.D.
as Owner

DATED
March 8, 2017

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TABLE OF CONTENTS
(continued)
Page

Section 4.9	Third Party Consents	21
Section 4.10	Insurance	21
Section 4.11	Financial Statements	21
Section 4.12	Sellers' Indebtedness	22
Section 4.13	Cooperation after Closing	22
Section 4.14	Transition Period	22
Section 4.15	Release of Sellers and Owner	22
ARTICLE V	CONDITIONS TO CLOSING	24
Section 5.1	Conditions to Obligations of the Parties	23
Section 5.2	Conditions to Obligations of Sellers and Owner	23
Section 5.3	Conditions to Obligations of Buyer and NHC	23
ARTICLE VI	PURCHASE PRICE HOLDBACK CASH	24
Section 6.1	Holdback Cash	24
Section 6.2	Distribution of Holdback Cash	24
ARTICLE VII	INDEMNIFICATION	24
Section 7.1	Loss and Indemnitees Defined	24
Section 7.2	Indemnification by Sellers	24
Section 7.3	Indemnification by Buyer and NHC	25
Section 7.4	Procedures for Indemnification.	25
Section 7.5	Survival of Limitation	26
Section 7.6	Limitations on Indemnification and Payment of Damages.	27
Section 7.7	Characterization of Indemnification Payments	27
Section 7.8	Express Negligence Rule	27
ARTICLE VIII	TERMINATION	28
Section 8.1	Termination	28
Section 8.2	Effect of Termination	28
ARTICLE IX	GENERAL PROVISIONS	28
Section 9.1	Expenses	28
Section 9.2	Notices	29
Section 9.3	Severability	29
Section 9.4	Entire Agreement	29
Section 9.5	Assignment	29
Section 9.6	No Third-Party Beneficiaries	30
Section 9.7	Amendment; Waiver	30
Section 9.8	Governing Law	30
Section 9.9	Dispute Resolution	30
Section 9.10	Counterparts	30
Section 9.11	Press Releases	30

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EXHIBITS:

Exhibit A	-	Form of Convertible Note
Exhibit B	-	Form of Bill of Sale, Assignment and Assumption
Exhibit C	-	Form of Physician Employment Agreement and Medical Director Agreement
Exhibit D	-	Form of IP License – Intentionally Omitted
Exhibit E-1	-	Form of Sellers’ Closing Certificate
Exhibit E-2	-	Form of Owner’s Closing Certificate
Exhibit F Exhibit G	-	Form of Buyer’s Closing Certificate Transition Services Agreement
SCHEDULES:
Schedule 1.1(a)	-	Purchased Assets/Contracts
Schedule 1.1(b)	-	Accounts Receivable
Schedule 1.2(c)	-	Excluded Assets – Contracts
Schedule 1.2(d)	-	Excluded Assets – Other Assets
Schedule 1.3(a)	-	Assumed Accounts Payable
Schedule 1.3(c)	-	Equipment Indebtedness
Schedule 1.3(e)	-	Clinic Leases
Schedule 1.3(f) Schedule 1.4	-	Other Assumed Liabilities Retained Liabilities
Schedule 2.3	-	No Conflicts, Consents, etc.
Schedule 2.4	-	Title, Sufficiency and Condition of Assets
Schedule 2.5	-	Financial Statements
Schedule 2.7	-	Permits
Schedule 2.9	-	Excluded IP Assets
Schedule 2.10(b)	-	Health Care Professional Agreements
Schedule 2.10(c)	-	Related Party Agreements
Schedule 2.10(d)	-	Lease Payments
Schedule 2.11	-	Sellers’ Legal Proceedings
Schedule 2.12(a)	-	NPIs/Provider Numbers
Schedule 2.12(b)	-	Billing Practices
Schedule 2.14	-	Clinical Staff
Schedule 3.1(b)	-	Buyer Consents
Schedule 4.5	-	Transferred Employees
Schedule 4.6	-	Exceptions to Non-Compete

[Remainder of Page Intentionally Left Blank]

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INDEX OF DEFINED TERMS

Defined Term	Section
Accounts Receivable	1.1(b)
Affiliate	2.10(c)
Agreement	Preamble
Applicable Laws	1.2(b)
AP	1.3(a)
AR	1.1(b)
Assumed Liabilities	1.3
Business	Recitals
Buyer	Preamble
Buyer Indemnitees	7.1(b)
Clinic Leases	1.3(e)
Closing	1.5
Closing Cash	1.1(a)(i)
Closing Date	1.5(a)
Closing Working Capital	1.1(d)(i)(1)
Closing Working Capital Statement	1.1(ii)(3)
Code	1.7(a)
Converted Financial Statements	4.11
Current Assets	1.1(d)(i)(2)
Current Liabilities	1.1(d)(i)(3)
Disputed Amounts	1.1(ii)(d)(7)
Effective Date	Preamble
Equipment Indebtedness	1.3(c)
ERISA	1.2(a)
Estimated Closing Working Capital	1.1(ii)(1)
Estimated Closing Working Capital Statement	1.1(ii)(1)
Excluded Assets	1.2
Financial Statements	2.5(a)(ii)
Fundamental Representations	7.5(a)(ii)
GAAP	1.1(d)(i)(4)
Government Programs	1.2(g)
Governmental Authority	1.2(b)
Health Care Professional Agreements	2.10(b)
Holdback Cash	1.1(a)(iii)
HPS	Preamble
Independent Accountant	1.1(d)(ii)(7)
Indemnified Party	7.4(a)
Indemnifying Party	7.4(a)
Intellectual Property	2.9(a)

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Interim Financial Statements	2.5(a)(ii)
Inventory and Inventories	2.16
Loss	7.1(a)
NHC	Preamble
NPIs	1.2(g)
Non-Transferred Purchased Asset	4.9
Note	1.1(a)(ii)
Owner	Preamble
Parties	Preamble
Party	Preamble
PA	Preamble
Payoff Amount	4.12
Payoff Letters	4.12
Permits	1.2(b)
Permitted Encumbrances	2.4
Physician Employment & Medical Director Agreement	1.6(a)(ii)
Plans	1.2(a)
Post-Closing Adjustment	1.1(ii)(4)
Program Agreements	2.12(a)
PTO	4.5(b)
Purchase Price	1.1(a)
Purchased Assets	1.1(a)
Resolution Period	1.1(ii)(6)
Restricted Period	4.6
Restricted Territory	4.6
Retained Liabilities	1.4(b)
Review Period	1.1(ii)(5)
SEC	2.19
Securities Act	2.19
Seller(s)	Preamble
Seller Indemnitees	7.1(c)
Seller Insurance	4.10
Sellers’ Knowledge	2.6
Statement of Objections	1.1(ii)(6)
Tax Returns	1.7(b)
Taxes	1.3(d)
Third Party Claim	7.4(a)
Trade Secrets	2.9(a)(iv)
Transaction Documents	2.1(a)
Transactions	2.1(a)
Transferred Employees	4.5(a)
Transferred IP Assets	2.9(a)
Unaudited Financial Statements	2.5(a)(i)

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Undisputed Amounts	1.1(d)(ii)(7)

[Remainder of Page Intentionally Left Blank]

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3774916.5

AMENDED AND RESTATED ASSET PURCHASE AGREEMENT
This Amended and Restated Asset Purchase Agreement (this “Agreement”) is dated March 8, 2017 (the “Effective Date”), among Northstar Healthcare Acquisitions, L.L.C., a Delaware limited liability company (“Buyer”), Nobilis Health Corp., a British Columbia corporation (“NHC”), Hamilton Physician Services, LLC, a Texas limited liability company (“HPS”), Carlos R. Hamilton, III, M.D., P.A. a Texas Professional Association (“PA”) (HPS and PA are each a “Seller” and collectively “Sellers”), and Carlos R. Hamilton III, M.D, a resident of the State of Texas (“Owner”). Buyer, NHC, Sellers and Owner are referred to collectively as the “Parties” and each individually as a “Party.”
A.    Buyer, NHC, Sellers and Owner entered into that certain Asset Purchase Agreement, dated January 6, 2017 (the “Original Agreement”), pursuant to which Sellers agreed to sell to Buyer, and Buyer agreed to purchase from Sellers, substantially all of the assets of the vascular medical practice owned and operated by Sellers.
B.    Buyer, NHC, Sellers and Owner desire to amend and restated the Original Agreement, upon the terms and conditions of this Agreement, which supersedes and replaces the Original Agreement in its entirety.
C.    Sellers collectively own and operate an independent, vascular medical practice focused on the diagnosis and treatment of venous disease with eight (8) clinic locations located in the Houston, Austin, and San Antonio, Texas at which medical practitioners treat patients with venous diseases and provide certain other vascular services (the “Business”).
D.    Sellers desire to sell to Buyer, and Buyer desires to purchase from Sellers, substantially all of the assets, and certain specified liabilities, of the Business.
E.    Owner owns all of the limited liability company interests in HPS and all of the stock of PA.
In consideration of the mutual covenants and agreements in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
ARTICLE I

PURCHASE AND SALE OF ASSETS
Section 1.1    Purchase and Sale; Post-Closing Adjustment; Closing.
(a)    At the Closing, Sellers shall sell to Buyer, and Buyer shall purchase from Sellers, all of Sellers’ right, title and interest in all of the assets of Sellers listed or described on Schedule 1.1(a), including the Accounts Receivable but excluding the Excluded Assets (collectively, the “Purchased Assets”), free and clear of all encumbrances, for a purchase price to be paid at the Closing equal to Thirteen Million Three Hundred Twenty Thousand Six Hundred Forty-Five Dollars and Fifty-Two Cents ($13,320,645.52) (the “Purchase Price”), consisting of the following:

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(i)    Seven Million Eight Hundred Twenty Thousand Six Hundred Forty-Five Dollars and Fifty-Two Cents ($7,820,645.52) in cash delivered at Closing (the “Closing Cash”);
(ii)    a convertible note, substantially in the form attached hereto as Exhibit A, in the principal amount of Five Million Dollars ($5,000,000) executed by Buyer and NHC in favor of Owner (the “Note”); and
(iii)    Five Hundred Thousand Dollars ($500,000) as a holdback to the cash portion of the Purchase Price (the “Holdback Cash”) which shall be distributed in accordance with Article VI.
(b)    For the purposes of this Agreement, “Accounts Receivable” means all accounts receivable and other rights to payment from patients and customers of Sellers, but excluding Government Programs, with respect to goods sold and services provided within the 90-day period immediately preceding the Closing (the “AR”), set forth on Schedule 1.1(b).
(c)    Notwithstanding the foregoing, between the Effective Date and Closing Sellers shall permit Buyer, during normal business hours and with advance notice, to reasonably inspect and take a physical inventory of the Purchased Assets to verify the accuracy and completeness of Schedule 1.1(a).
(d)    Working Capital Matters.
(i)    Definitions: For purposes of this Article I:
(1)    “Closing Working Capital” means (a) the Current Assets of the Sellers, less (b) the Current Liabilities of the Sellers, determined as of the close of business on the Closing Date.
(2)     “Current Assets” means cash and cash equivalents, accounts receivable, inventory and prepaid expenses, but excluding (a) the portion of any prepaid expense of which Buyer will not receive the benefit following the Closing; and (b) deferred tax assets.
(3)     “Current Liabilities” means accounts payable, accrued Taxes and accrued expenses.
(4)     “GAAP” means United States generally accepted accounting principles.
(ii)    Post-Closing Adjustment.

(1)    At least three (3) business days before the Closing, the Sellers shall prepare and deliver to Buyer a statement setting forth its good faith estimate of Closing Working Capital (the “Estimated Closing Working Capital”), which statement shall contain an estimated balance sheet of the Sellers as of the Closing Date (without giving effect to the transactions

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contemplated herein) and a calculation of Estimated Closing Working Capital calculated in accordance with GAAP (the “Estimated Closing Working Capital Statement”).
(2)    Within thirty (30) days after the Closing Date, Sellers shall deliver to Buyer the Converted Financial Statements in accordance with Section 4.11 (“the Converted Financials Date”).
(3)    Within sixty (60) days after the Converted Financials Date, Buyer shall prepare and deliver to Sellers a statement setting forth Buyer’s calculation of Closing Working Capital, which statement shall contain an opening balance sheet of the Sellers as of the Closing Date (without giving effect to the transactions contemplated herein) and a calculation of Closing Working Capital calculated in accordance with GAAP (the “Closing Working Capital Statement”).

(4)    The post-closing adjustment shall be an amount equal to the Closing Working Capital set forth on the Closing Working Capital Statement minus the Estimated Closing Working Capital (the “Post-Closing Adjustment”). If the Post-Closing Adjustment is a positive number, Buyer shall pay to Sellers an amount equal to the Post-Closing Adjustment. If the Post-Closing Adjustment is a negative number, Sellers shall pay to Buyer an amount equal to the Post-Closing Adjustment.

(5)    After receipt of the Closing Working Capital Statement, Sellers shall have thirty (30) days (the “Review Period”) to review the Closing Working Capital Statement. During the Review Period, Sellers and Sellers' accountants shall have full access to the personnel of, and work papers prepared by, Buyer and/or Buyer's accountants to the extent that they relate to the Closing Working Capital Statement and to such historical financial information (to the extent in Buyer's possession) relating to the Closing Working Capital Statement as Sellers may reasonably request for the purpose of reviewing the Closing Working Capital Statement and to prepare a Statement of Objections (defined below); provided, that such access shall be in a manner that does not interfere with the normal business operations of Buyer.

(6)    On or prior to the last day of the Review Period, Sellers may object to the Closing Working Capital Statement by delivering to Buyer a written statement setting forth Sellers’ objections in reasonable detail, indicating each disputed item or amount and the basis for Sellers’ disagreement therewith (the “Statement of Objections”). If Sellers fail to deliver the Statement of Objections before the expiration of the Review Period, the Closing Working Capital Statement and the Post-Closing Adjustment, as the case may be, reflected in the Closing Working Capital Statement shall be deemed to have been accepted by Sellers. If Sellers deliver the Statement of Objections before the expiration of the Review Period, Buyer and Sellers shall negotiate in good faith to resolve such objections within thirty (30) days after the delivery of the Statement of Objections (the “Resolution Period”), and, if the same are so resolved within the Resolution Period, the Post-Closing Adjustment and the Closing Working Capital Statement with such changes as may have been previously agreed in writing by Buyer and Sellers, shall be final and binding.

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(7)    Resolution of Disputes. If Sellers and Buyer fail to reach an agreement with respect to all of the matters set forth in the Statement of Objections before expiration of the Resolution Period, then any amounts remaining in dispute (“Disputed Amounts”) and any amounts not so disputed, the “Undisputed Amounts”) shall be submitted for resolution to the office of Weaver L.L.P. or, if Weaver L.L.P. is unable to serve, Buyer and Sellers shall appoint by mutual agreement the office of an impartial nationally recognized firm of independent certified public accountants other than Sellers’ accountants or Buyer's accountants (the “Independent Accountants”) who, acting as experts and not arbitrators, shall resolve the Disputed Amounts only and make any adjustments to the Post-Closing Adjustment, as the case may be, and the Closing Working Capital Statement. The Parties agree that all adjustments shall be made without regard to materiality. The Independent Accountants shall only decide the specific items under dispute by the parties and their decision for each Disputed Amount must be within the range of values assigned to each such item in the Closing Working Capital Statement and the Statement of Objections, respectively.

(8)    Any fees and expenses of the Independent Accountant shall be paid by Sellers, on the one hand, and by Buyer, on the other hand, based upon the percentage that the amount actually contested but not awarded to Sellers or Buyer, respectively, bears to the aggregate amount actually contested by Sellers and Buyer.

(9)    The Independent Accountants shall make a determination as soon as practicable within thirty (30) days (or such other time as the Parties shall agree in writing) after their engagement, and their resolution of the Disputed Amounts and their adjustments to the Closing Working Capital Statement and/or the Post-Closing Adjustment shall be conclusive and binding upon the Parties hereto.

(10)    Except as otherwise provided herein, any payment of the Post-Closing Adjustment, shall (a) be due (x) within five (5) business days of acceptance of the applicable Closing Working Capital Statement or (y) if there are Disputed Amounts, then within five (5) business days of the resolution described above; and (b) be paid by wire transfer of immediately available funds to such account as is directed by Sellers, or by way of setoff against the Holdback Cash by Buyer, as the case may be.
(11)    Any payments made pursuant to this Section 1.1(d)(ii) shall be treated as an adjustment to the Purchase Price by the Parties for tax purposes, unless otherwise required by law.
Section 1.2    Excluded Assets. The Purchased Assets do not include the following assets of Sellers (collectively, the “Excluded Assets”):
(a)    all ownership and other rights with respect to any Plans including, without limitation, all assets and contracts of or relating to any Plans, except as set forth in Sections 1.3(b). With respect to Sellers, the term “Plans” means all employee welfare benefit plans within the meaning of Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and rulings issued thereunder (“ERISA”), all employee pension benefit plans

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within the meaning of Section 3(2) of ERISA, all employee stock option or stock purchase plans, bonus or incentive plans or programs, severance pay plans, policies, practices or agreements, fringe benefits, and employment agreements;
(b)    any franchises, authorizations, licenses, permits, variances, consents, registrations, accreditations, certifications, certificates of need, enrollments, qualifications, operating authority, concessions, exemptions, approvals, orders, grants or permissions issued by, or otherwise granted from Governmental Authorities (collectively, “Permits”) necessary to own, lease and operate the Sellers’ properties and to carry on their businesses as they are now being conducted that by its terms is not transferable to Buyer. The term “Governmental Authority” means any domestic, foreign or multi-national federal, state, provincial, regional, municipal or local governmental or administrative authority, including any court, tribunal, agency, bureau, committee, board, regulatory body, administration, commission or instrumentality constituted or appointed by any such authority, and shall include any agency, branch or other governmental body charged with the responsibility and/or vested with the authority to administer and/or enforce any applicable laws, statutes, orders, ordinances, rules, regulations, policies, or guidelines (collectively, “Applicable Laws”), including but not limited to the Centers for Medicare and Medicaid Services, The Food and Drug Administration, the United States Department of Health and Human Services Office of Inspector General, and any Medicare or Medicaid contractors, auditors, intermediaries or carriers;
(c)    all claims and rights under the contracts set forth on Schedule 1.2(c);
(d)    the assets set forth on Schedule 1.2(d);
(e)    the corporate seals, organizational documents, minute books, and Tax Returns (defined in Section 1.7), or other records having to do with the corporate organization of Sellers;
(f)    any equity interests in any Seller;
(g)    all national provider identifiers (“NPIs”), all Medicare, Medicaid, TRICARE, Department of Labor and other governmental payor program (collectively, the “Government Programs”) provider numbers and related provider agreements;
(h)    all personnel records and other records that a Seller is required by Applicable Laws to retain in its possession, subject to Buyer’s right to receive copies thereof to the extent permitted by Applicable Laws;
(i)    right to settlements and retroactive adjustments, if any, for reporting periods ending on or prior to the Closing Date, whether open or closed, arising from or against the United States government under the Government Programs and against any third party payor programs which settle upon a basis other than on individual claims basis;
(j)    Sellers’ rights under the Transaction Documents; and

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(k)    Except as otherwise set forth in the Transition Services Agreement (as further described under Section 4.14), all accounts receivables and other rights to payment from Government Programs with respect to goods sold and services provided by Sellers prior to the Closing Date.

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Section 1.1    Assumed Liabilities. Buyer agrees to assume and perform when due only the following liabilities of Sellers, as applicable (the “Assumed Liabilities”):
(a)    trade accounts payable incurred in the ordinary course of business of Sellers through the Closing that are not delinquent (i.e., consistent with historical payment of such accounts), as set forth on Schedule 1.3(a) (the “AP”). Seller hereby agrees that for the purposes of this Section 1.3(a), AP specifically excludes Sellers’ or Owner’s personal expenses. Buyer will not assume such personal expenses and other expenses not incurred in the ordinary course of Sellers’ business;
(b)    the non-debt liabilities arising out of the ownership and operation of the Purchased Assets or the Business after the Closing;
(c)    all remaining payment obligations under capital leases and other equipment-related indebtedness and obligations for equipment included in the Purchased Assets or constituting Non-Transferred Purchased Assets (collectively, “Equipment Indebtedness”), set forth on Schedule 1.3(c), and all other liabilities arising after the Closing with respect to Equipment Indebtedness;
(d)    all liabilities with respect to any federal, provincial, state, local or foreign tax or other assessment (“Taxes”) related to the Purchased Assets incurred for any period on or after the Closing;
(e)    all “Clinic Leases” which, for purposes of this Agreement, shall mean those real property leases set forth on Schedule1.3(e); and
(f)    Those liabilities listed on Schedule 1.3(f).
Section 1.2    Retained Liabilities.
(a)    Sellers shall retain responsibility for performing when due, and Buyer shall not assume or have any responsibility for, all liabilities of Sellers related to the Business and the Purchased Assets other than the Assumed Liabilities, including (i) the ownership and operation of the Business and the Purchased Assets prior to the Closing; (ii) the Excluded Assets; (iii) the termination of any employees of Sellers who are not Transferred Employees; (iv) Transferred Employees who do not report for work with Buyer upon the Closing; (v) certain indebtedness of the Sellers set forth on Schedule 1.4; (vi) any refund, recoupment, and any penalty obligations for services rendered and billed by the Business or its employees prior to Closing, regardless of when such obligations are discovered or due; and (vii) any liability relating to or arising out of any employment action or practice in connection with Seller’s employment or termination of employment of any persons currently or formerly employed or seeking to be employed by the Sellers, including liabilities based upon breach of employment contract, employment discrimination, wrongful termination, wage and hour compliance (including, without limitation, employee classification, overtime and minimum wage obligations), independent contractor classification, health and safety requirements, immigration and/or worker authorization requirements, disability

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accommodation and leave laws, workers’ compensation, constructive termination, failure to give reasonable notice or pay in lieu of notice, severance or termination pay or the Consolidated Omnibus Budget Reconciliation Act, as amended, the Employee Retirement Income Security Act of 1974, as amended, the Worker Adjustment Retraining Notification Act of 1988, as amended, the Fair Labor Standards Act, as amended, or the National Labor Relations Act, as amended, or any equivalent state, municipal, county, local, foreign or other Applicable Law. Notwithstanding anything to the contrary contained herein, any amounts that come due pursuant to this Section 1.4(a)(vi) or related to the liabilities listed on Schedule 2.12(b), if any, shall be offset as set forth in Section 7.6(e) subject to Sellers’ and Owner’s prior written consent.
(b)    For the purposes of this Agreement, the liabilities described in Section 1.4(a) shall collectively be the “Retained Liabilities”.
Section 1.3    Closing. The consummation of the sale and purchase of the Purchased Assets (the “Closing”) will take place at the offices of Nobilis Health Corp. 11700 Katy Freeway, Suite 300, Houston, Texas 77079, at 10:00 a.m. local time on the sooner of March ____, 2017 or the second business day after all of the conditions to closing in Sections 5.1, 5.2, and 5.3 are satisfied or waived (other than conditions which are to be satisfied on the Closing Date), or at such other time, date or place as Sellers, Owner and Buyer may mutually agree upon in writing (the “Closing Date”). The Closing shall be deemed effective as of 12:00 a.m., Houston time, on the Closing Date.
Section 1.6    Closing Deliveries.
(a)    At the Closing, unless waived by Buyer, Sellers and Owner, as applicable, shall deliver to Buyer:
(i)    a bill of sale, assignment and assumption with respect to the Purchased Assets substantially in the form attached hereto as Exhibit B, duly executed by Sellers and Owner, in favor of certain direct or indirect, wholly-owned subsidiaries of Buyer, as designated by Buyer to Seller prior to the Closing Date;
(ii)    an employment agreement, substantially in the form attached hereto as Exhibit C (the “Physician Employment & Medical Director Agreement”), executed by Owner;
(iii)    Certificates of Account Status with respect to each Seller, issued by the Texas Comptroller within five (5) business days prior to the Closing Date;
(iv)    a closing certificate, substantially in the form attached hereto as Exhibit E-1, executed by each Seller, and a certificate, substantially in the form attached hereto as Exhibit E-2, executed by Owner;
(v)    any approvals or consents required by Section 4.4;

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(vi)    any evidence of payoff of debt required by Section 4.12 (excluding Equipment Indebtedness) of each Seller or Owner or release of liens encumbering any of the Purchased Assets requested by Buyer;
(vii)    all books and records of Sellers or Owner related to the Purchased Assets;
(viii)    the Transition Services Agreement, upon terms mutually agreeable to Buyer, Sellers and Owner, executed by Sellers;
(ix)    assignment and assumption agreements for each of the Clinic Leases, executed by Sellers and Owner; and
(x)    such other documents as Buyer may reasonably request.
(b)    At the Closing, unless waived by Sellers, Buyer shall deliver to Sellers:
(i)    the Closing Cash via wire transfer;
(ii)    the Note, upon terms mutually agreeable to Buyer and Seller, executed by Buyer;
(iii)    any approvals or consents of any rulemaking authority, person or entity applicable to Buyer required by Section 4.4;
(iv)    the Physician Employment & Medical Director Agreement, executed by Buyer;
(v)    the Transition Services Agreement, upon terms mutually agreeable to Buyer, Sellers and Owner, executed by Buyer;
(vi)    a closing certificate, substantially in the form attached hereto as Exhibit F, executed by Buyer;
(vii)    assignment and assumption agreements for each of the Clinic Leases, executed by Buyer;
(viii)    Certificates of Account Status with respect to Buyer and NHC (or equivalent documentation applicable to each entity’s jurisdiction of formation), issued by the applicable jurisdiction of formation within five (5) business days prior to the Closing Date; and
(ix)    such other documents as Sellers may reasonably request.

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Section 1.1    Allocation of Purchase Price.
(a)    The Parties shall allocate the Purchase Price in accordance with Section 1060 of the Internal Revenue Code of 1986, as amended (together with any rules or regulations issued thereunder, “Code”). Within ninety (90) days after the Closing Date, Buyers shall provide Sellers a draft allocation of the Purchase Price and the liabilities of Sellers and Owner among the Purchased Assets.
(b)    The Parties shall timely file any information that may be required pursuant to Treasury Regulations promulgated under Section 1060(b) of the Code, and shall use the allocation of the Purchase Price as finally determined pursuant to this Section 1.7, in connection with the preparation of Internal Revenue Service Form 8594 as that form relates to the Transactions. The Parties shall not file any returns, declarations, reports, statements and other documents of, relating to, or required to be filed in respect of, any and all Taxes (“Tax Returns”) or otherwise take any position which is inconsistent with such allocation, except as may be adjusted by subsequent agreement following an audit by the Internal Revenue Service or by court decision. The Parties agree that the amount of the Purchase Price allocated to the covenant not to compete in Section 4.6 is not intended to be a liquidated damages amount or to place a value or ceiling on the amount of damages that could be suffered by Buyer if such covenants are breached.
ARTICLE II

REPRESENTATIONS OF SELLERS
Owner and each of the Sellers, jointly and severally, represent to Buyer and NHC as follows, as of the date of this Agreement and the Closing Date:
Section 2.1    Existence, Authority and Binding Obligation.
(a)    Each Seller is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation, with full power and authority to enter into and deliver this Agreement and the other agreements, documents or instruments contemplated hereby (collectively, the “Transaction Documents”), to carry out its obligations under, and to consummate the transactions contemplated by, the Transaction Documents (collectively, the “Transactions”).
(b)    This Agreement constitutes, and, when executed and delivered, the Transaction Documents will constitute, the legal, valid and binding obligations of Sellers, enforceable against them in accordance with their terms, except as such enforceability may be limited by laws affecting the enforcement of creditors’ rights and general principles of equity.
(c)    Each Seller is not qualified to do business in any jurisdiction other than its jurisdiction of formation.
(d)    There are no outstanding powers of attorney relating to or binding on the Business or the Purchased Assets.
Section 2.2    Organization; Subsidiaries.

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(a)    Each Seller is in compliance with all provisions of its governing documents.
(b)    No Seller owns any direct or indirect interest or other rights in any other entity.
(c)    There are no outstanding third party rights for the issuance, sale or purchase of any security or equity interest of any Seller.
Section 2.3    No Conflict. Except as set forth in Schedule 2.3, the execution, delivery and performance of this Agreement, does not and will not:
(a)    breach, or require the consent of any person or entity pursuant to, Sellers’ governing documents;
(b)    breach, or require the consent of any person or entity pursuant to, any law, regulation, permit, order, award or other non-contractual restriction or rule applicable to Sellers, their respective assets, the Purchased Assets or the Business;
(c)    result in the creation of any encumbrance upon Sellers, their respective assets or the Purchased Assets; or
(d)    (whether with notice or the lapse of time or both) under any contract or other instrument binding on Sellers:
(i)    result in any breach of any contract included in the Purchased Assets;
(ii)    provide any other person or entity rights of termination, rescission, amendment, acceleration or cancellation of any contract included in the Purchased Assets; or
(iii)    require any authorization or approval of any person or entity.
Section 2.4    Title, Sufficiency and Condition of Assets. Owner owns, directly or indirectly, one hundred percent (100%) of the equity interests of Sellers. Sellers own, and at Closing shall transfer to Buyer, good and valid title to all of the Purchased Assets, free and clear of all encumbrances other than Permitted Encumbrances. Except as set forth in Schedule 2.4, none of the Purchased Assets is leased or licensed from or to any third party. The Purchased Assets, whether tangible or intangible, are all the assets necessary for the operation of the Business in the manner presently operated by Seller. All of the Purchased Assets are in good condition and repair, ordinary wear and tear excepted, and are usable in the ordinary course of business. For the purposes of this Agreement, “Permitted Encumbrances” means:
(a)    those items set forth on Schedule 2.4 identified as Permitted Encumbrances;
(b)    liens for Taxes not yet due and payable;
(c)    mechanics', carriers', workmen's, repairmen's or other like liens arising or incurred in the ordinary course of business consistent with past practice or amounts that are not

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delinquent and which are not, individually or in the aggregate, material to the Business or the Purchased Assets; and
(d)    easements, rights of way, zoning ordinances and other similar encumbrances affecting real property which are not, individually or in the aggregate, material to the Business or the Purchased Assets, which do not prohibit or interfere with the current operation of any Purchased Asset.
Section 2.5    Financial Statements.
(a)    Sellers have delivered to Buyer true and correct copies of:
(i)    Sellers’ combined unaudited financial statements for the year ended December 31, 2015, consisting of (A) the balance sheet of the Business as of such date, and (B) the related statements of income and retained earnings, stockholders' equity and cash flow for the year then ended (the “Unaudited Financial Statements”); and
(ii)    Sellers’ unaudited financial statements for the ten-month period ended October 31, 2016 (the “Interim Financial Statements”, and together with the Unaudited Financial Statements, the “Financial Statements”).
(b)    Except as disclosed on Schedule 2.5, the Financial Statements have been prepared on a cash basis from the books and records of Sellers in accordance with standard accounting principles applied on a consistent basis throughout the periods covered by the Financial Statements and present fairly, in all material respects, the financial condition of Sellers as of such dates and the results of operations for such periods.
(c)    Except as disclosed on Schedule 2.5, since the date of the Interim Financial Statements, there has been no material adverse change in the assets, liabilities or financial condition of Sellers from that set forth in the Financial Statements or the Converted Financial Statements (defined under Section 4.11).
Section 2.6    Liabilities. Except as set forth in the Financial Statements, there are no material obligations or liabilities (potential or otherwise) of Seller of any nature pending, or to Sellers’ Knowledge, threatened, against any Seller, Owner or the Purchased Assets, other than contractual liabilities incurred in the ordinary course of business that are not required to be disclosed in the Financial Statements under standard accounting practices and other than liabilities that have arisen after the date of the Interim Financial Statements in the ordinary course of business, consistent with past practices. There is no reasonable basis for any other obligation or liability to be imposed upon Sellers. For the purposes of this Agreement, “Sellers’ Knowledge” means the actual knowledge of Owner or any director or officer of Sellers.
Section 2.7    Legal Compliance. Sellers have materially complied with all Applicable Laws. Neither Sellers nor any person or entity acting on behalf of Sellers has made or received any unlawful payments or contributions. Except as set forth on Schedule 2.7, Sellers hold all Permits necessary to own the Purchased Assets and conduct the Business, and to Sellers' Knowledge except as set

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forth on Schedule 2.7 or as may result from the Closing, no event has occurred or other fact exists with respect to such Permits that allows, or after notice or the lapse of time or both, would allow, revocation or termination of any such Permits or would result in any other impairment in the rights of any holder thereof.
Section 2.8    Taxes. Sellers have filed all material Tax Returns that they were respectively required to file. All such Tax Returns were correct and complete in all material respects and were prepared in compliance with all Applicable Laws. To Sellers’ Knowledge, Sellers have not received any notice of deficiency or assessment or proposed deficiency or assessment with respect to the Purchased Assets, the Business or any Tax Returns. All Taxes due and owing by Sellers through the Closing have been paid. All Taxes required to be withheld by any Seller have been withheld and timely paid to the relevant taxing authority. Sellers have complied with all information reporting related to any Taxes. No Seller is currently the beneficiary of any extension of time within which to file any Tax Returns. To Sellers’ Knowledge, no claim has ever been made by an authority in a jurisdiction where Seller does not file Tax Returns that a Seller is or may be subject to taxation by that jurisdiction. Sellers have not waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.
Section 2.9    Intellectual Property.
(a)    Except as set forth in Schedule 2.9, the Purchased Assets include all of the Intellectual Property in existence on or before the Closing Date that is or has been used or useful with respect to the conduct of the Business excluding any included in the Excluded Assets (collectively, the “Transferred IP Assets”). The term “Intellectual Property” means:
(i)    all patents, patent applications, and inventions and discoveries regardless of whether they may be patentable;
(ii)    all business and trade names and registered and unregistered trademarks and service marks;
(iii)    all copyrights in both published and unpublished works; and
(iv)    all know-how, trade secrets, confidential information, customer lists, software, technical information, data, process technology, plans, drawings, and blue prints (collectively, “Trade Secrets”), as well as any other documentation in Sellers’ possession in which such Trade Secrets are embodied or otherwise identified.
(b)    All required filings and fees related to the Transferred IP Assets have been timely filed with and paid to the relevant authorities and authorized registrars, and all applicable Transferred IP Assets are otherwise in good standing.
(c)    To the Sellers’ Knowledge, none of the Transferred IP Assets infringe or otherwise violate the rights of any other person or entity, nor are they being infringed or otherwise violated by any other person or entity. There are no claims by any person, entity or authority, settled,

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pending or, to Sellers’ Knowledge, threatened, alleging that use of the Transferred IP Assets by Sellers or by any other person or entity infringes the Intellectual Property rights of any third party.
(d)    With respect to each Trade Secret included as part of the Transferred IP Assets:
(i)    Sellers have taken all reasonable precautions to protect the secrecy, confidentiality and value of such Trade Secret; and
(ii)    such Trade Secret is not to the Sellers’ Knowledge part of the public knowledge or literature, and to Sellers’ Knowledge, has not been used, divulged or appropriated either for the benefit of any third party or to the detriment of the Sellers.
Section 2.1    Agreements.
(a)    Sellers are not, and, to Sellers’ Knowledge, no other party is in breach of (and no event has occurred which, with notice or the lapse of time or both, would constitute a breach of) any of the agreements listed on Schedule 1.1(a). Each such agreement constitutes, to Sellers’ Knowledge, the legal, valid and binding obligation of the applicable Seller, enforceable against such Seller and any other party thereto, in accordance with their respective terms, except as such enforceability may be limited by laws affecting the enforcement of creditors’ rights and general principles of equity.
(b)    Schedule 2.10(b) lists all of the agreements between any Seller and clinical staff currently used or usable in connection with the Business (the “Health Care Professional Agreements”). Seller has provided Buyer with true and correct copies of each Health Care Professional Agreement.
(c)    Except as set forth on Schedule 2.10(c), none of the agreements or contracts set forth on Schedule 1.1(a) are agreements or contracts between or among Sellers, on the one hand, and Owner or any Affiliate of Sellers or Owner, on the other hand. For the purposes of this Agreement, “Affiliate” means any individual, corporation, partnership, limited liability company, association, trust or any other entity or organization, including a Governmental Authority that, directly or indirectly through one of more intermediaries, controls or is controlled by or is under common control with a Party.
(d)    Except as set forth on Schedule 2.10(d), Sellers are current on all lease payments and other payments required under the capital leases and equipment-related obligations included in the Purchased Assets.
Section 2.2    Legal Proceedings. Except as set forth on Schedule 2.11, there are no claims, actions or investigations pending or, to Sellers’ Knowledge, threatened against or by Sellers (a) relating to or affecting the Business or the Purchased Assets; or (b) that challenge or seek to prevent, enjoin or otherwise delay the Transactions. To Sellers’ Knowledge, no event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such claim, action or investigation.

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Section 2.3    Medicare Participation and Reimbursement.
(a)    PA is certified or otherwise qualified for participation in the Government Programs and has current and valid contracts for participation in certain Government Program (the “Program Agreements”), all of which are in full force and effect, and PA is currently in receipt of all approvals or qualifications necessary for their reimbursement by the Government Programs. Schedule 2.12(a) contains a list of all NPIs and all provider numbers of Sellers under applicable Government Programs and private third party payor programs, including any insurance company or health care provider (such as a health maintenance organization, preferred provider organization, or any other managed care program). To Sellers’ Knowledge, no events or facts exist that would cause any Program Agreement to be suspended, terminated, restricted, withdrawn, subjected to an administrative hold or otherwise not to remain in force and effect after the Closing.
(b)    Except as described on Schedule 2.12(b) all billing practices of Sellers with respect to all third party payors, including the Government Programs and private insurance companies, have been conducted in material compliance with all Applicable Laws and the billing guidelines of such third party payors. Except for routine overpayments that occur in the ordinary course of business, Sellers have not billed or received any payment or reimbursement in excess of amounts allowed by Applicable Laws or the billing guidelines of any third party payor, including the Government Programs or any private insurance companies. Sellers have made available to Buyer true and correct copies of any and all Government Program survey reports and correspondence issued since the later of the Business's inception or January 1, 2007, with respect to Sellers and all plans of correction which the applicable governmental agency required any Seller to submit in response to such reports. Sellers have corrected any deficiencies noted therein.
Section 2.4    Compliance. Sellers (a) are not party to a Corporate Integrity Agreement with the Office of Inspector General of the Department of Health and Human Services, (b) do not have reporting obligations pursuant to any settlement agreement entered into with any Governmental Authority, or (c) to Sellers’ Knowledge are not and have not been a defendant in any qui tam/False Claims Act litigation, or (d) have not received any complaints from employees, independent contractors, vendors, physicians, or any other person that would indicate that any Seller has violated in any material respect any applicable material law, rule, or regulation. Sellers have provided Buyer with complete and accurate descriptions of each audit and investigation conducted with respect to its compliance with Applicable Laws during the last three years.
Section 2.5    Clinical Staff Matters. There are no pending or, to Sellers’ Knowledge, threatened adverse actions, appeals, challenges, disciplinary or corrective actions, or disputes involving Seller’s clinical staff, or allied health professionals, except as set forth on Schedule 2.14. Sellers have delivered to Buyer a written disclosure containing a brief general description of all material adverse actions taken in the six months prior to the date hereof against any Seller’s clinical staff members or allied health professionals which could result in claims or actions against such Seller. Schedule 2.14 sets forth a complete and accurate list of the name and medical specialty of each current member of the clinical staff of Sellers. Except as set forth on Schedule 2.14, no clinical staff member has resigned or been terminated since January 1, 2014. To Sellers’ knowledge, there are no claims, actions, suits, proceedings, or investigations pending or, to threatened against or

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affecting any member of any Seller’s clinical staff at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality wherever located relating to medical practice or conduct in connection therewith.
Section 2.6    Employment Matters. Except for past violations for which the Sellers are not subject to any current liability and cannot become subject to any future liability, the Sellers are and have been, to Sellers’ Knowledge, in material compliance with all applicable laws, regulations and orders relating to employment and employment practices, terms and conditions of employment and wages and hours, and the Sellers are not and have not engaged in any unfair labor practice. There are no written charges or complaints of employment discrimination, harassment, retaliation, equal pay or any other employment related matter arising under applicable laws, pending or threatened or, to Seller’s Knowledge, anticipated against the Sellers. The Sellers have, to Sellers’ Knowledge, properly classified as an employee or independent contractor each person who provides or has provided services to the Sellers, and as to each such person that is an employee, the Sellers have properly classified such employee as exempt or non-exempt under applicable wage and hour laws, except for such misclassifications as would not have a material adverse effect.
Section 2.7    Inventory. The inventory of the Business (the “Inventory” or “Inventories”) consists of a quality and quantity useable and saleable in the ordinary course of business except for obsolete items and items of below standard quality, all of which have been written off or written down to net realizable value.
Section 2.8    Certain Books and Records. Excluding the minute books of Sellers, the operational books and records of Sellers related to the three years prior to the date of Closing are in the possession of Sellers and are correct and complete in all material respects
Section 2.9    Investment Experience.  Sellers and Owner hereby acknowledge and represent that (a) they have prior investment experience, including investment in non-listed and unregistered securities, and that they have employed the services of an investment advisor, attorney and/or accountant to read all of the documents furnished or made available by Buyer to evaluate the merits and risks of such an investment on their behalf; (b) they recognize the highly speculative nature of an investment in the Shares; and (c) they are able to bear the economic risk and illiquidity which they assume by investing in the Shares.  Sellers and Owner have had the opportunity to retain, and to the extent necessary they have retained, at their own expense, and relied upon the advice of appropriate professionals, including an investment advisor, attorney and/or accountant regarding the investment, tax and legal merits and consequences of this Agreement and its acquisition of the Shares hereunder.
Section 2.10    No SEC Review.  Sellers and Owner hereby acknowledge that this transaction has not been reviewed by the Securities and Exchange Commission (“SEC”) because of NHC’s representations that this transaction is intended to be exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 4(a)(2) thereof and Regulation D promulgated under said act. Sellers and Owner further acknowledge that no federal or state agency or authority has made any finding or determination as to the accuracy or adequacy of this Agreement or as to the fairness of the terms of this transaction or any recommendation or endorsement of the Shares.  Any representation to the contrary is a

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criminal offense.  In making an investment decision, Sellers and Owner must rely on their own examination of NHC and the terms of this transaction, including the merits and risks involved.
Section 2.11    Purchase For Own Account.  The Shares to be acquired by Sellers and Owner hereunder will be acquired for investment for their own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act, and no Seller or Owner has the present intention of selling, granting any participation in, or otherwise distributing the same.  Owner and each Seller also represents that no Seller has been formed for the specific purpose of acquiring the Shares.
Section 2.12    Rule 144.  Sellers and Owner acknowledge that the Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available.  Sellers and Owner are aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for such shares, the availability of certain current public information about the company that issued such shares, the resale occurring following the period of time prescribed by Rule 144, the sale being effected through a “broker's transaction” and the number of shares being sold during any three-month period not exceeding specified limitations.
Section 2.13    Unregistered Registration Shares.  Each Seller and Owner understands and hereby acknowledges that NHC is under no obligation to register the Shares under the Securities Act. Each Seller and Owner consents that NHC may, if it desires, permit the transfer of the Shares out of a Seller's or Owner’s name only when such Party’s request for transfer is accompanied by an opinion of counsel reasonably satisfactory to NHC that neither the sale nor the proposed transfer results in a violation of the Securities Act or any applicable state “blue sky” laws.
Section 2.14    No Public Offering.  Sellers and Owner hereby acknowledge that the sale and issuance of the Shares hereunder has not been (a) accompanied by the publication of any advertisement nor (b) effected by or through a broker-dealer in a public offering.
ARTICLE III
REPRESENTATIONS OF BUYER AND NHC
Section 3.1    General. Buyer and NHC, jointly and severally, represent to each of the Sellers and Owner as follows, as of the date of this Agreement, and the Closing Date:
(a)    Existence, Authority and Binding Obligation.
(i)    Each of Buyer and NHC is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation, with full power and authority to enter into and deliver the Transaction Documents, to carry out its obligations under the Transaction Documents, and to consummate the Transactions.

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(ii)    This Agreement constitutes, and, when executed and delivered, the Transaction Documents will constitute, the legal, valid and binding obligations of each of Buyer and NHC, enforceable against such Party in accordance with their terms, except as such enforceability may be limited by laws affecting the enforcement of creditors’ rights and general principles of equity.
(b)    No Conflict. The execution, delivery and performance of this Agreement, does not and will not:
(i)    breach, or require the consent of any person or entity pursuant to, Buyer or NHC’s governing documents;
(ii)    breach, or require the consent of any person or entity pursuant to, any law, regulation, permit, order, award or other non-contractual restriction or rule applicable to Buyer or NHC or its respective assets;
(iii)    result in the creation of any encumbrance upon Buyer or NHC or its respective assets; or
(iv)    (whether with notice or the lapse of time or both) under any agreement or other instrument binding on Buyer or NHC:
(1)    result in any breach;
(2)    provide any other person or entity rights of termination, rescission, amendment, acceleration or cancellation; or
(3)    except as described on Schedule 3.1(b)(iv)(3), require any authorization or approval of any person or entity.
ARTICLE IV

OTHER COVENANTS OF THE PARTIES
Section 4.1    Conduct of Business Prior to Closing. Until the Closing, Sellers:
(a)    shall conduct the Business in the ordinary course of business consistent with their past practice, except for actions expressly permitted or limited by this Agreement;
(b)    shall maintain Inventories of supplies, drugs, and other disposables and consumables in the ordinary course of business consistent with their past practice; and
(c)    shall not, without the prior written consent of Buyer:
(i)    make or authorize any capital expenditure for the Business of more than $50,000;

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(ii)    enter into any agreement that, if existing as of the date of this Agreement, would have to be listed in Schedule 1.1(a) as part of the Purchased Assets; or
(iii)    enter into any agreement, commitment or understanding, whether or not in writing, with respect to any of the foregoing.
Section 4.2    Access to Books, Records and Personnel. If before or after the Closing it is necessary that any Party be furnished with additional information relating to the Purchased Assets or the Business, and such information is in the possession of any other Party, such Party agrees to use commercially reasonable efforts to furnish such information to the requesting Party, at the requesting Party’s cost and expense, and to make its employees available on a mutually convenient basis to provide additional information and explanation of such materials. Any such disclosure shall be subject to the confidentiality or other applicable terms of any agreement to which the disclosing Party is bound as well as any Applicable Laws.

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Section 4.3    Tax Matters.
(a)    With respect to the Purchased Assets and the Business, Sellers shall prepare and file all Tax Returns for any period ending on or before the Closing Date, and Buyer shall prepare all Tax Returns for all other periods.
(b)    The Parties shall cooperate fully, as reasonably requested by each other Party, in connection with the filing of Tax Returns as contemplated by Section 4.3(a) and any audit or other proceeding with respect to the Purchased Assets or the Business. Sellers and Owner agree to retain all books and records with respect to Tax matters pertinent to the Purchased Assets or the Business relating to any taxable period beginning before the Closing until the expiration of the statute of limitations of the respective taxable periods, and to abide by all record retention agreements entered into with any Taxing authority.
Section 4.4    Further Assurances. The Parties shall use their reasonable efforts (a) to obtain all approvals and consents requested by any other Party and required by or necessary for the transactions contemplated by the Transaction Documents, including those set forth on Schedule 2.3, and (b) to take all appropriate action and to do all things necessary, proper or advisable under Applicable Laws, regulations and the Transaction Documents to effect the Transactions and to timely satisfy the conditions set forth in Article V. However, nothing in this Section 4.4 shall require any Party to (y) hold separate or make any divestiture of any asset or otherwise agree to any restriction on operations or other condition that would be materially adverse to the assets, liabilities or business of Buyer or Sellers, or (z) offer or grant financial accommodations to any third party or to remain secondarily liable with respect to any liability. Prior to the Closing, no Party shall make any filing or request any consent related to the Transactions without the approval of the other Party, which approval shall not be unreasonably withheld or delayed.
Section 4.5    Sellers’ Employees.
(a)    Subject to Buyer’s hiring policies, Buyer shall offer employment to all employees of Sellers, which are set forth on Schedule 4.5 at the same levels of benefits and compensation as set forth thereon. Employees of Sellers who accept employment with Buyer and become employees of Buyer at the Closing shall be referred to herein as “Transferred Employees.”
(b)    Each Transferred Employee’s sick leave, vacation and other paid time off (collectively, “PTO”) accrued as of the Closing Date, is set forth on Schedule 4.5. Sellers shall deliver, at the Closing, an updated Schedule 4.5 setting forth the PTO accrued as of the Closing Date. Each Transferred Employee who consents to such transfer shall be credited by Buyer for any such accrued PTO, but Buyer shall have no obligation to make any payments to the Transferred Employees for such accrued PTO other than in accordance with the terms and conditions applicable to Buyer’s employees or applicable law. Other than as expressly set forth herein, Buyer shall have no obligation whatsoever for, any compensation or other amounts payable to any current or former employee, officer, director, independent contractor or consultant of Sellers or the Business, including, without limitation, hourly pay, commission, bonus, salary, accrued PTO, fringe, pension

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or profit sharing benefits or severance pay for any period relating to the service with Sellers at any time on or prior to the Closing Date.
(c)    The terms of the Transferred Employees’ employment with Buyer shall otherwise be upon such terms and conditions as Buyer, in its sole discretion, shall determine. This provision shall neither be construed to create any third party beneficiaries nor to vest any rights in parties other than those signatories to this Agreement.
Section 4.6    Covenant Not to Compete. To more effectively protect the value of the Purchased Assets, for two years after the Closing Date (the “Restricted Period”), Sellers and Owner shall not, without the prior consent of Buyer, directly or indirectly (whether as an owner, principal, employee, agent, consultant, independent contractor, partner or otherwise), anywhere in the State of Arizona, State of Texas or any other State in which Buyer has a facility, at which medical practitioners treat patients with venous diseases and provide certain other vascular and interventional radiology services on or prior to the first anniversary of the Closing (the “Restricted Territory”):
(a)    engage in any business in competition with the Business; provided, however, that Sellers and Owner, may own, solely as an investment, securities in any entity that is in competition with the Business if (i) Sellers or Owner, as applicable, do not, directly or indirectly, beneficially own more than 2% in the aggregate of such class of securities, (ii) such class of securities is publicly traded, and (iii) Sellers or Owner, as applicable, has no active participation in the business of such entity that is in competition with the Business;
(b)    excluding those Transferred Employees listed on Schedule 4.6, solicit business of the same or similar type being carried on by the Buyer in the operation of the Business from any person or entity known by Sellers or the Owner to be a customer of the Business as operated by Buyer;
(c)    request any past, present or future customer or supplier of Sellers or Buyer to curtail or cancel its business with the Business as operated by Buyer;
(d)    excluding the Transferred Employees listed on Schedule 4.6, without Buyer’s consent, solicit, employ or otherwise engage as an employee or independent contractor any person who is an employee or independent contractor of the Business as operated by Buyer, unless such person’s employment or engagement with the Business (i) was terminated by Buyer, or (ii) ended more than 12 months prior to the date of solicitation, employment or engagement;
(e)    induce or attempt to induce any employee or independent contractor of the Business as operated by Buyer to terminate their employment or engagement with the Business; provided, however, that it shall not constitute a breach of the foregoing if any person or entity which employs or otherwise engages Owner solicits and/or hires an employee or former employee of the Business through a general solicitation not directed at such employee or former employee, and further provided the Owner does not have hiring authority or influence over hiring for the applicable position; or

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(f)    unless otherwise required by law, subject to the confidentiality provisions of this Agreement, disclose to any person or entity details of the organization or business affairs of the Business, any names of past or present customers of the Business, any Trade Secrets, or any other non-public information concerning the Business or its affairs; notwithstanding the foregoing, the Sellers may publically disclose information related to or arising from the filing, prosecution, and enforcement of intellectual property rights pertaining to the Excluded Assets.
Notwithstanding anything to the contrary above in this Section 4.6, this Section 4.6 shall not: (i) restrict Owner from providing medical services as a physician in private medical practice to any of the past, present or future patients or customers of the Business, provided Owner does not use any marketing or advertising directed at such past, present or future patients, (ii) this Section 4.6 shall not restrict Owner and his Affiliates from leasing any real property, including real property no longer leased by Buyer and its Affiliates, to any third party, including any third party that may be competitive with the Business; (iii) restrict Owner from engaging in discussions or negotiations related to business activities that, if executed or performed, might otherwise be prohibited by this Section 4.6; or (iv) restrict Owner from engaging in any activities set forth on Schedule 4.6, so long as such activities do not interfere with the obligations of Owner under the Physician Employment & Medical Director Agreement.
Sellers and Owner agree that the covenants set forth in this Section 4.6 are drafted to and are intended to comply with and be enforceable under Texas Business & Commerce Code Section 15.50(a) and other applicable laws and regulations. The Parties acknowledge that if the scope of the covenants in this Section 4.6 is deemed to be too broad in any court proceeding, the court may reduce the scope as deemed reasonable under the circumstances. Sellers and Owner also agree that in the event that the covenants are reformed and Sellers and/or the Owner has breached the reformed covenants, Buyer may be entitled to recover attorneys’ fees and costs in enforcing the covenants in the same manner and to the same extent as if they had been enforced as written against the breaching Party. The Parties acknowledge that Buyer may not have any adequate remedy at law for the breach or threatened breach by Sellers or Owner of this Section 4.6 and, accordingly, Buyer may, in addition to remedies that may be available under this Agreement, file suit in equity to enjoin Sellers or Owner from that breach or threatened breach, and Sellers and Owner consent to the issuance of injunctive relief. Sellers and Owner agree that Buyer’s performance under this Agreement constitutes sufficient consideration for the covenant not to compete in this Section 4.6.
Notwithstanding anything to the contrary contained herein, Buyer and NHC agree that Owner shall be released from any and all restrictions under this Section 4.6 if the Physician Employment & Medical Director Agreement is terminated (i) for cause by Owner; or (ii) without cause by Nobilis Health Network, Inc. or other employer to which the Physician Employment & Medical Director Agreement is assigned.
Section 4.7    Confidentiality. Sellers and Owner acknowledge that irreparable damage would occur if any confidential or proprietary information regarding the Business, the Purchased Assets or Buyer were disclosed to or utilized on behalf of any person or entity that is in competition in any respect with the Business as conducted by the Buyer following the Closing. Without the prior written consent of Buyer, Sellers and Owner agree that they shall not, directly or indirectly,

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use or disclose any of such information. The provisions of this Section 4.7 shall not prohibit a Party from disclosing information covered by this Section 4.7 pursuant to a subpoena or other validly issued administrative or judicial process requesting the information; provided, however, that prompt notice is provided to the other Party of the required disclosure.
Section 4.8    Mail. Sellers and Owner authorize Buyer, on and after the Closing Date, to receive and open all mail received by Buyer relating to the Purchased Assets or the related Assumed Liabilities and to deal with the contents of such communications in any proper manner.
Section 4.9    Third Party Consents.
(a)    If Sellers’ or Owner’s rights to any Purchased Asset may not be transferred without the consent of another person or entity, and if such consent has not been obtained as of the Closing Date as applicable, despite the exercise by Sellers or Owner of their respective reasonable efforts, this Agreement shall not constitute an agreement to transfer such Purchased Asset (a “Non-Transferred Purchased Asset”) if an attempted transfer thereof would constitute a breach or be unlawful. In any such case, Sellers and Owner, to the maximum extent permitted by law, (i) shall act as the Buyer’s agent to obtain for Buyer the benefits and satisfy the associated obligations related to the Non-Transferred Purchased Asset, and (ii) shall cooperate with Buyer in any other reasonable arrangement designed to provide those benefits to the Buyer, including by agreeing to remain liable under any applicable contract, and Buyer shall with cooperation from Sellers make any payments with respect to a Non-Transferred Purchased Asset required to obtain the benefit thereof.
(b)    With respect to any Equipment Indebtedness that is not a Non-Transferred Purchased Asset and may not be transferred without the consent of another person or entity, and if such consent has not been obtained as of the Closing Date despite the exercise by Sellers or Owner of their respective reasonable efforts, Sellers shall continue to perform, and make all payments required, under the terms of such Equipment Indebtedness until such time as such Equipment Indebtedness is transferred to Buyer and Buyer assumes the related Equipment Indebtedness. Until such transfer and assumption, the Parties shall cooperate to allow Buyer to make any payments required pursuant to such Equipment Indebtedness on behalf of Sellers. The Parties shall cooperate to obtain a release of Owner and Sellers, as applicable, from the applicable Equipment Indebtedness at the time of its transfer and assumption.
(c)    Nothing contained in this Section 4.9 shall relieve the Sellers or Owner of their respective obligations under any other provisions of this Agreement, including the obligation pursuant to Section 4.4 to use their respective reasonable efforts to obtain the consent of the applicable person or entity to transfer the Non-Transferred Purchased Asset to Buyer.
Section 4.10    Insurance. Sellers shall maintain existing insurance or “tail” insurance, in form and substance reasonably acceptable to Buyer (“Seller Insurance”), to insure against liabilities in connection with the development, business or operation of the Sellers and/or the Purchased Assets. The Seller Insurance coverage shall be retroactive such that it covers all periods prior to the Closing Date, as applicable, and shall remain in effect for at least three years from the Closing Date. The minimum coverage of the Seller Insurance shall be One Million Dollars ($1,000,000) per occurrence and Three Million Dollars ($3,000,000) in the aggregate.

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Section 4.11    Financial Statements. Sellers shall, at Sellers’ and Owner’s sole expense, deliver to Buyer and NHC copies of revised Financial Statements prepared from the books and records of Sellers on an accrual basis in accordance with GAAP applied on a consistent basis throughout the periods covered by the Financial Statements (the “Converted Financial Statements”).
Section 4.12.    Sellers’ Indebtedness. In connection with the Closing, Sellers shall negotiate and obtain payoff letters with respect to certain indebtedness of the Sellers as set forth on Schedule 1.4 (the “Payoff Letters”). The Payoff Letters shall (i) indicate the total amount required to be paid to fully satisfy all principal, interest, prepayment premiums, penalties, breakage costs or similar obligations (other than ordinary course and contingent indemnification obligations) related to the Sellers’ indebtedness (the “Payoff Amount”), (ii) state that all liens in connection therewith relating to the assets of the Sellers’ shall be, upon the payment of the Payoff Amount on the Closing Date, released and (iii) authorize the Sellers to file UCC-3 termination statements in all applicable jurisdictions to evidence the release and termination of the Sellers’ indebtedness. Sellers shall deliver all notices and take all other actions necessary to facilitate the termination of obligations and commitments under the Sellers’ indebtedness, the repayment in full of all obligations then outstanding thereunder, and the release of all liens in connection therewith on the Closing Date.
(a)    In connection with the Closing, Sellers shall pay the applicable portion of the Payoff Amount pursuant to the terms of the Payoff Letters. If requested by Sellers or Owner, Buyer shall wire a portion of the Closing Cash directly to the applicable lenders to pay the Payoff Amount on Sellers’ behalf.
Section 4.1    Cooperation after Closing. Each Party and its subsidiaries and affiliates agrees to cooperate with the other Parties and their subsidiaries and affiliates as necessary to permit timely responses to any audits or other similar requests for information or records not otherwise addressed above. Without limiting the generality of the foregoing, Buyer and NHC agree to timely assist Sellers with respect to payor repayment obligations, if any, including without limitation by providing staffing assistance and access to records as reasonably requested.
Section 4.2    Transition Period. At Closing, Sellers and Buyer, and/or Buyer’s designee shall enter into the Transition Services Agreement, attached and incorporated as Exhibit G, until the first to occur of: (i) the date selected by Buyers, at Buyers’ discretion, following the date on which Buyer and/or its designee, as applicable, is a participating provider in the Medicare program and is credentialed with certain commercial payors (as specified in the Transition Services Agreement) and has received its respective provider numbers; or (ii) one hundred twenty (120) days following the Closing Date.
Section 4.15    Release of Sellers and Owner. Notwithstanding anything contained herein to the contrary, in the event the Parties have agreed to waive as a condition to Closing the delivery of the assignment and assumption agreements for each of the Clinic Leases, then Buyer and NHC hereby acknowledge and agree that, to the fullest extent possible, Buyer and NHC shall promptly execute any and all instruments or other documentation required to assign the Clinic Leases to Buyer or NHC and to fully release Sellers and Owner from

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any and all liability under the Clinic Leases and any and all liability of Sellers and/or Owner as a guarantor of any obligations under the Clinic Leases, including without limitation the execution by NHC of one or more guaranties if requested by the landlord. Further, in the event the Parties have agreed to waive as a condition to Closing the assignment of the Wells Fargo Loan Documents (as defined in Section 7.3), then Buyer and NHC hereby acknowledge and agree that, to the fullest extent possible, Buyer and NHC shall promptly execute any and all instruments or other documentation required to assign the Wells Fargo Loan Documents to Buyer or NHC and to fully release Sellers and Owner from any and all liability under the Wells Fargo Loan Documents and any and all liability of Sellers and/or Owner as a guarantor of any obligations under the Wells Fargo Loan Documents, including without limitation the execution by NHC of one or more guaranties if requested by Wells Fargo.
ARTICLE V

CONDITIONS TO CLOSING
Section 5.1    Conditions to Obligations of the Parties. The obligations of the Parties to consummate the purchase and sale of the Purchased Assets are subject to the satisfaction or waiver as of the Closing of each of the following conditions:
(a)    No rulemaking authority or court has issued any law, regulation or order that has the effect of making such transaction illegal or otherwise restraining or prohibiting such transaction.
(b)    No claim or proceeding contesting or seeking to adversely affect such transaction is pending or threatened.
(c)    Any applicable waiting period under any law or regulation applicable to such transaction has expired or terminated.
Section 5.2    Conditions to Obligations of Sellers and Owner. The obligations of Sellers and Owner to consummate the purchase and sale of the Purchased Assets are subject to the satisfaction by Buyer and NHC, or waiver by Sellers and Owner, as of the Closing, of each of the following conditions:
(a)    The representations of Buyer and NHC contained in Article III are true and correct in all material respects (except for those qualified by materiality, which are true and correct in all respects) as of the Closing (other than such representations as are expressly made as of another date).
(b)    Buyer has made the deliveries required by Sections 1.6(b).
(c)    Buyer and NHC have complied in all material respects with each of their covenants and undertakings under this Agreement as of the Closing.
Section 5.3    Conditions to Obligations of Buyer and NHC. The obligations of Buyer and NHC to consummate the purchase and sale of the Purchased Assets is subject to the satisfaction

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by Sellers and Owner, or waiver by Buyer and NHC, as of the Closing, of each of the following conditions:
(a)    The representations of Sellers and Owner contained in Article II are true and correct in all material respects (except for those qualified by materiality, which are true and correct in all respects) as of the Closing (other than such representations as are expressly made as of another date).
(b)    Sellers and Owner have made the deliveries required by Section 1.6(a).
(c)    Sellers and Owner have complied in all material respects with each of their respective covenants and undertakings under this Agreement as of the Closing.
ARTICLE VI

PURCHASE PRICE HOLDBACK CASH
Section 6.1    Holdback Cash. On the Closing Date, the Holdback Cash shall be retained by Buyer as security for Post-Closing Adjustment pursuant to Section 1.1(c)(ii) and for the payment of any and all claims by Buyer against Sellers and Owner pursuant to Section 7.2.
Section 6.2    Distribution of Holdback Cash. On the 12-month anniversary of the Closing Date, fifty percent (50%) of the Holdback Cash, less the amount of any Loss for which reductions have been made out of the Holdback Cash as of such date, or for which there are indemnification claims then pending, shall be paid to Sellers. The remainder of the Holdback Cash, less the amount of any Loss for which reductions have been made out of the Holdback Cash as of such date, or for which there are indemnification claims then pending, shall be paid to Sellers on the 24-month anniversary of the Closing Date. Buyer shall be permitted to deduct the amount of any Loss that is agreed or resolved in accordance with the terms of this Agreement out of the Holdback Cash. Promptly following the resolution of any indemnification claims then pending, any amount of the Holdback Cash not payable to Buyer based on the resolution of a particular claim that was previously retained shall be paid to Seller.
ARTICLE VII

INDEMNIFICATION
Section 7.1    Loss and Indemnitees Defined. For the purposes of this Article VII:
(a)    “Loss” means any liability, loss, cost, or injury, that results from any claim or proceeding;
(b)    “Buyer Indemnitees” means NHC, Buyer and any present or future officer, director, manager, employee, Affiliate, direct or indirect subsidiary, equity holder or agent of NHC or Buyer; and

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(c)    “Seller Indemnitees” means Owner, Sellers and any present or future officer, director, manager, employee, Affiliate, direct or indirect subsidiary, equity holder or agent of Sellers.
Section 7.2    Indemnification by Sellers. Sellers and Owner shall, jointly and severally, indemnify, defend and hold harmless each Buyer Indemnitee from and against any Losses incurred by any Buyer Indemnitee that arise out of, relate to or result from:
(a)    any Excluded Assets or Retained Liabilities;
(b)    any breach of the representations in Article II; and
(c)    any breach by Sellers or Owner of their respective covenants in this Agreement.
Section 7.3    Indemnification by Buyer and NHC. Buyer and NHC shall, jointly and severally, indemnify, defend and hold harmless each Seller Indemnitee from and against any Losses incurred by any Seller Indemnitee that arise out of, relate to or result from:
(a)    any Assumed Liabilities;
(b)    any breach of the representations in Article III;
(c)    the ownership of the Purchased Assets and the operation of the Business after the Closing; provided, however, that such Losses do not arise out of, relate to or result from an indemnifiable matter pursuant to Section 7.2;
(d)    any breach by Buyer or NHC of their respective covenants in this Agreement;
(e)    any liability asserted against a Seller Indemnitee under the terms of any of the Clinic Leases or any guaranty by a Seller Indemnitee related thereto (as each may be renewed, extended, modified, or amended by the parties thereto) arising after, or accruing for any period of time after, the Closing; and
(f)    any liability asserted against a Seller Indemnitee under the terms of the Wells Fargo Loan Documents (as defined below) arising after, or accruing for any period of time after, the Closing, including without limitation any and all amounts that become due under the terms of the Wells Fargo Loan Documents, including, but not limited to, the balance of any such loan, any prepayment premium or penalty, interest, legal fees and expenses and late charges, and any liability related to any other remedy available to the Secured Party under the Wells Fargo Loan Documents, at law or in equity or otherwise. For purposes of this Agreement, “Wells Fargo Loan Documents” means those certain loan documents executed in favor of Wells Fargo, including (i) that certain Combination Loan and Security Agreement (Contract Number 404858-700), dated October 10, 2013, by and between HPS, as Debtor, and Wells Fargo, as Secured Party, (ii) that certain Combination Loan and Security Agreement (Contract Number 404858-701), dated June 11, 2013, by and between HPS, as Debtor, and Wells Fargo, as Secured Party, and (iii) any guaranty executed by a Seller Indemnitee related thereto.

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Section 7.4    Procedures for Indemnification.
(a)    A Party seeking indemnification pursuant to Section 7.2 or Section 7.3 (the “Indemnified Party”) shall provide prompt written notice to the Party required to provide indemnification under Section 7.2 or Section 7.3 (the “Indemnifying Party”) of any event, claim or proceeding carried out by a third party (“Third Party Claim”) for which the Indemnified Party is entitled to indemnification under this Article VII. The Indemnifying Party will have the right to direct, through counsel of its choice, the defense or settlement of any Third Party Claim at its own expense. The Indemnified Party may participate in such defense at its own expense. The Indemnified Party will promptly provide the Indemnifying Party with reasonable access to the Indemnified Party’s records and personnel relating to any Third Party Claim during normal business hours and will otherwise cooperate with the Indemnifying Party in the defense or settlement of a Third Party Claim. The Indemnifying Party will reimburse the Indemnified Party for all of its reasonable out of pocket costs related to a Third Party Claim.
(b)    The Indemnified Party will not pay, or permit to be paid, any part of any Loss arising from a Third Party Claim, unless the Indemnifying Party consents in writing to such payment (which consent will not be unreasonably withheld or delayed) or unless a final judgment from which no appeal may be taken by or on behalf of the Indemnified Party is entered against the Indemnified Party for such Loss. No Third Party Claim may be settled by the Indemnifying Party without the written consent of the Indemnified Party, which consent will not be unreasonably withheld or delayed, unless the judgment or proposed settlement involves only the payment of money damages and does not seek to impose equitable relief.
(c)    If the Indemnifying Party fails to defend a Third Party Claim or withdraws from defending such a claim, then the Indemnified Party will have the right to undertake the defense or settlement of the applicable Third Party Claim and seek reimbursement under this Agreement. If the Indemnified Party assumes the defense of a Third Party Claim pursuant to this Section 8.4 and proposes to settle such claim prior to a final judgment or to not pursue an appeal, then the Indemnified Party will give the Indemnifying Party prompt written notice and the Indemnifying Party will have the right to participate in the settlement or assume or reassume the defense of such Third Party Claim at the sole cost and expense of the Indemnifying Party.
Section 7.5    Survival of Limitation.
(a)    All representations made by each Party to this Agreement shall survive the Closing Date for a period of 2 years, except for:
(i)    the representations in Section 2.8 shall survive until the expiration of the applicable statute of limitations; and
(ii)    the representations in Section 2.1, Section 2.2, Section 2.3(a-c), and the first two sentences of Section 2.4, which shall survive indefinitely (the “Fundamental Representations”).

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(b)    The covenants of each Party in this Agreement shall survive for the relevant statute of limitations period, unless a different period is expressly provided for in this Agreement.
(c)    Any claim for indemnification under Section 7.2 or Section 7.3 must be asserted within the applicable survival period set forth in this Section 7.5. Any claim asserted in writing prior to the expiration of the applicable survival period shall survive until such claim is resolved and payment, if any is owed, is made.

Section 7.6    Limitations on Indemnification and Payment of Damages.
(a)    Sellers and Owner shall not be liable under Section 7.2(b) until the aggregate amount of indemnification claims made by the Buyer Indemnitees exceeds One Hundred Thousand Dollars ($100,000) and, in such event, Sellers and Owner, jointly and severally, shall be required to pay the amount of all such Losses only in excess of such amounts.
(b)    The aggregate payments made by Sellers and Owner in satisfaction of claims of the Buyer Indemnitees for indemnity pursuant to Section 7.2(b) shall not exceed an amount equal to triple the Holdback Cash as defined at Section 1.1(a)(iii).
(c)    Notwithstanding the foregoing, the limitations set forth in Sections 7.6(a) and (b) shall not apply to Losses arising out of, relating to, or resulting from any Excluded Assets or Retained Liabilities, fraud, and breaches of the Fundamental Representations; provided, however, if claims by the Buyer Indemnitees for indemnity pursuant to Section 7.2(b) include claims arising from breaches of the Fundamental Representations, the aggregate payments made by Sellers and Owner in satisfaction of claims of the Buyer Indemnitees for indemnity pursuant to Section 7.2(b), including for claims arising from breaches of other representations in Article II, shall not exceed the Purchase Price.
(d)    The calculation of any Loss pursuant to this Article VII shall be reduced by any insurance proceeds received by the Indemnified Party but shall not be reduced for any Tax benefits realized or not by an Indemnified Party from such Loss.
(e)    Subject to Sellers’ and Owner’s prior written consent, Buyer shall offset any amount to which it is entitled under this Article VII first against the principal amount of the Note and then against the Holdback Cash before seeking any amounts directly from Sellers or Owner.
(f)    The indemnification provided in this Article VII shall be the sole and exclusive remedy after the Closing for breaches of this Agreement, except for those provisions for which this Agreement provides that an equitable remedy may be sought and in the case of willful breach, fraud, or intentional misrepresentation.
Section 7.7    Characterization of Indemnification Payments. Unless otherwise required by law, all payments made pursuant to this Article VII shall be treated for all Tax purposes as adjustments to the Purchase Price. To the extent any such payment is not treated as a non-taxable

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adjustment to the Purchase Price by any taxing authority, Sellers or Buyer (as applicable) shall make such payment on an after-Tax basis so that the amount of any such payment is increased to adjust for any Taxes imposed on Buyer or Sellers (as applicable) as a result of receiving such payment.
Section 7.8    Express Negligence Rule. THE INDEMNIFICATION AND ASSUMPTION PROVISIONS PROVIDED FOR IN THIS AGREEMENT HAVE BEEN EXPRESSLY NEGOTIATED IN EVERY DETAIL, ARE INTENDED TO BE GIVEN FULL AND LITERAL EFFECT, AND SHALL BE APPLICABLE WHETHER OR NOT THE LIABILITIES, OBLIGATIONS, CLAIMS, JUDGMENTS, LOSSES, COSTS, EXPENSES OR DAMAGES IN QUESTION ARISE OR AROSE SOLELY OR IN PART FROM THE GROSS, ACTIVE, PASSIVE OR CONCURRENT NEGLIGENCE, STRICT LIABILITY, OR OTHER FAULT OF ANY INDEMNIFIED PARTY. THE PARTIES ACKNOWLEDGE THAT THIS STATEMENT COMPLIES WITH THE EXPRESS NEGLIGENCE RULE AND CONSTITUTES CONSPICUOUS NOTICE. NOTICE IN THIS CONSPICUOUS NOTICE IS NOT INTENDED TO PROVIDE OR ALTER THE RIGHTS AND OBLIGATIONS OF THE PARTIES, ALL OF WHICH ARE SPECIFIED ELSEWHERE IN THIS AGREEMENT.
ARTICLE VIII

TERMINATION
Section 8.1    Termination. This Agreement may be terminated:
(a)    by either Sellers and Owner, on the one hand, or Buyer and NHC, on the other hand, in writing, after February 28, 2017, if the Closing has not occurred; provided, that, as of such date the terminating Party is not in default under this Agreement;
(b)    by either Buyer and NHC, on the one hand, or Sellers and Owner, on the other hand, in writing, if there is instituted or threatened any action by any rulemaking authority or court, or there is in effect any order of any rulemaking authority or court, that seeks to prohibit or limit Buyer from exercising all material rights and privileges of its ownership of the Purchased Assets; provided, that, Buyer and Sellers shall have used their reasonable best efforts to have any such action or order lifted and the same shall not have been lifted within thirty (30) days after entry; or
(c)    by either Buyer and NHC, on the one hand, or Sellers and Owner, on the other hand, in writing, if the other Parties are not able to comply with the conditions to the Closing; provided, that the defaulting Parties shall have a period of ten (10) days following written notice from the non-defaulting Parties to cure any breach of this Agreement.
Section 8.2    Effect of Termination. In the event of termination in accordance with Section 8.1, this Agreement will become void and there will be no liability on the part of any Party or their respective directors, managers, officers, equity holders or agents, except as provided in Section 9.1 and except that any such termination shall be without prejudice to the rights of any Party arising out of the breach by any other Party of any representation or covenant contained in this

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Agreement or due such other Party’s failure or refusal to close without justification under this Agreement.
ARTICLE IX

GENERAL PROVISIONS
Section 9.1    Expenses. All costs incurred in connection with the Transaction Documents and the Transactions shall be paid by the Party incurring such costs, whether or not the Closing has occurred. Sellers shall pay all costs related to transfer, stamp, sales, use or other similar Taxes or costs payable in connection with the sale of the Purchased Assets.
Section 9.2    Notices. All communications under this Agreement will be in writing and will be given or made (and will be deemed to have been duly given or made upon receipt) by delivery in person, by courier service, by facsimile or by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for a party as will be specified by like notice):Severability. If any term of this Agreement is held illegal or incapable of being enforced by any rule of law or public policy, all other terms of this Agreement will nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any Party.

Sellers:
Carlos R. Hamilton III, M.D. 4690 Sweetwater Blvd., Ste. 200 Sugarland, Texas 77479
with a copy to (which shall not constitute notice to Sellers):

Gray Reed & McGraw L.L.P.
1300 Post Oak Blvd., Ste 2000
Houston, Texas 77056
Attn: Sofia Adrogue

Buyer or NHC:

Nobilis Health Corp. 11700 Katy Freeway Ste. 300 Houston, Texas 77079 Fax No.: (281) 840-5190 Attn: General Counsel

Section 9.3    Entire Agreement. This Agreement, together with the schedules and exhibits hereto, and the Transaction Documents constitute the entire agreement of the Parties with

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respect to the subject matter thereof, and supersede all prior agreements with respect thereto among the Parties. No representation, promise, or statement of intention has been made by any of the parties hereto which is not embodied in this Agreement and none of the parties hereto shall be bound by or liable for any alleged representation, promise, or statement of intention not set forth.
Section 9.4    Assignment. This Agreement shall not be assigned by any Party without the prior written consent of the non-assigning Parties; provided, however, that Buyer may assign all or a portion of its rights and obligations under this Agreement to any affiliate of Buyer, provided such person or entity agrees in writing to be bound by all of Buyer’s obligations under this Agreement.
Section 9.5    No Third-Party Beneficiaries. This Agreement is for the sole benefit of the Parties and their successors and permitted assigns and nothing herein, express or implied, is intended to or will confer upon any other person or entity any legal or equitable right or remedy of any nature under or by reason of this Agreement, except for the indemnification rights under Article VI.
Section 9.6    Amendment; Waiver. This Agreement may not be amended except by an instrument in writing signed by the Parties. Waiver of any provision of this Agreement will be effective only if in writing and signed by the Party waiving the provision and, unless expressly provided, will not be a waiver of any subsequent breach or a waiver of any other provision of this Agreement (regardless of whether similar).
Section 9.7    Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of Texas applicable to contracts executed and performed entirely therein, without regard to the principles of choice of law or conflicts or law of any jurisdiction.
Section 9.8    Dispute Resolution. In the event of any dispute between the Parties arising out of or relating to this Agreement, or the alleged breach thereof, the Parties shall promptly meet in a good faith effort to resolve the dispute. If the dispute is not resolved within thirty (30) days after the first meeting on that topic, each Party shall be free to pursue and exercise any and all legal rights and remedies available to them. The Parties shall be free to submit any unresolved dispute to any form of alternative dispute resolution they deem appropriate or, absent such agreement, the dispute shall be submitted to the state or Federal courts located in Harris County, Texas, which forum, the parties specifically agree, is a proper and convenient forum. The Parties further agree to submit to the jurisdiction of the state or federal courts located in Harris County, Texas, and waive the right to challenge personal jurisdiction and/or subject matter jurisdiction in said courts.  EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT THIS AGREEMENT.
Section 9.9    Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties to this Agreement in separate counterparts, each of which when executed will be deemed to be an original but all of which taken together will constitute one and the same agreement. Facsimile signatures or .pdf copies shall be deemed the same as originals.

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Section 9.10    Press Releases. Any press release or public announcement regarding this Agreement or the Transactions shall require the written approval of Buyer and NHC, and shall be subject to the prior review by Owner and Buyer and NHC shall take into account Owner’s comments and concerns with respect to any such press release or public announcement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above by their respective duly authorized representatives.

BUYER:

Northstar Healthcare Acquisitions, L.L.C. By: /s/ Kenneth Efird_ Kenneth Efird, President

NHC:

Nobilis Health Corp. By: /s/ Kenneth Efird_ Kenneth Efird, President

Signature Page to Amended and Restated Asset Purchase Agreement

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SELLERS:

Carlos R. Hamilton, III, M.D., P.A.

By: /s/ Carlos R. Hamilton III, M.D.
Carlos R. Hamilton III, M.D., Director

Hamilton Physician Services, LLC

By: /s/ Carlos R. Hamilton III, M.D.
Carlos R. Hamilton III, M.D., Manager

OWNER:

By: /s/ Carlos R. Hamilton III, M.D.
Carlos R. Hamilton III, M.D.

Signature Page to Amended and Restated Asset Purchase Agreement

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EXHIBIT A
Form of Convertible Note
(See Attached)

Exhibit A to Amended and Restated Asset Purchase Agreement

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EXHIBIT B
Form of Bill of Sale, Assignment and Assumption
(See Attached)

Exhibit B to Amended and Restated Asset Purchase Agreement

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EXHIBIT C
Physician Employment & Medical Director Agreement
(See Attached)

Exhibit C to Amended and Restated Asset Purchase Agreement

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EXHIBIT D
Form of Intellectual Property License
Intentionally Omitted

Exhibit D to Amended and Restated Asset Purchase Agreement

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EXHIBIT E-1
Form of Sellers’ Closing Certificate

Exhibit E-1 to Amended and Restated Asset Purchase Agreement

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EXHIBIT E-2
Form of Owner’s Closing Certificate

Exhibit E-1 to Amended and Restated Asset Purchase Agreement

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Exhibit E-2 to Amended and Restated Asset Purchase Agreement

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EXHIBIT F

Form of Buyer’s Closing Certificate

Exhibit F to Amended and Restated Asset Purchase Agreement

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EXHIBIT G

Transition Services Agreement

Exhibit G to Amended and Restated Asset Purchase Agreement

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Schedule 1.1(a)
Purchased Assets/Contracts

The following contracts:

1. Cost per Image Rental Agreement, dated April 25, 2013, between CIT Finance, LLC and Dahill, on the one hand, and Carlos R. Hamilton, III, M.D., PA, on the other hand, for:

Model	Serial Number	Date
3635x	BB1566980	4/25/13
6605DN	XL3598539	4/25/13

2. Image Management Agreement, dated September 5, 2013, as amended, by and among Wells Fargo Financial Services, Inc., Dahill, Carlos R. Hamilton, III, M.D., PA and ImageCare Maintenance Agreement, dated September 5, 2013, between Carlos R. Hamilton, III, M.D., P.A. and Dahill, for:

Model	Serial Number	Date
3635x	LBP263567	9/5/13
3635x	LBP262057	9/5/13
6605DN	XL3600844	9/5/13

3. Dahill 360 Total Print Program agreement, dated December 23, 2013, between Carlos R. Hamilton, III, M.D., PA and Dahill, for:

Model	Serial Number	Date
6605DN	XL3604843	12/23/13

4. Dahill Print Programs agreement, dated August 4, 2014, between Carlos R. Hamilton, III, M.D., PA and Dahill, for:

Model	Serial Number	Date
6605DN	XL3612020	8/4/13

5. Amendment to Image Management Agreement, dated October 16, 2014, between Wells Fargo Financial Services, Inc. and Dahill, on the one hand, and Carlos R. Hamilton, III, M.D., PA, on the other hand, and Maintenance Agreement, dated October 16, 2013, between Carlos R. Hamilton, III, M.D., PA and Dahill, for:

Exhibit G to Amended and Restated Asset Purchase Agreement

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Model	Serial Number	Date
7845	MX4361359	10/16/14
7845	MX4357869	10/16/14
4260x	E58587695 (?)	10/16/14

6. Dahill Print Programs agreement, dated October 16, 2014, between Carlos R. Hamilton, III, M.D., PA and Dahill, for:

Model	Serial Number	Date
3615DN	A28199853	10/16/14
3615DN	A28199855	10/16/14
6605DN	XL3614769	10/16/14

7. Dahill Print Programs agreement, dated March 19, 2015, between Carlos R. Hamilton, III, M.D., PA and Dahill, for:

Model	Serial Number	Date
3615	A2T204144	3/19/15

8. Dahill Print Programs agreement, dated April 21, 2015, between Carlos R. Hamilton, III, M.D., PA and Dahill, for:

Model	Serial Number	Date
6605DN	XL3619829	4/21/15

9. Dahill Print Programs agreement, dated May 12, 2015, between Carlos R. Hamilton, III, M.D., PA and Dahill, for:

Model	Serial Number	Date
6605DN	XL3620476	5/12/15

10. Dahill Print Programs agreement, dated July 17, 2015, between Carlos R. Hamilton, III, M.D., PA and Dahill, for:

Model	Serial Number	Date
3615	A2T381528	7/17/15

11. Dahill Print Programs agreement, dated August 14, 2015, between Carlos R. Hamilton, III, M.D., PA and Dahill, for:

Model	Serial Number	Date
3615	A2T379496	8/14/15

Exhibit G to Amended and Restated Asset Purchase Agreement

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12. Lease Agreement, dated February 11, 2016, as amended, between Carlos R. Hamilton III, M.D., PA and FCB Fort Bend Holdings LLC for property located at 4690 Sweetwater Boulevard, Suite 200 and Suite 160, Sugar Land, Texas, 77479.

13. Sublease, dated December 20, 2012, between Hamilton Physician Services, LLC and Community Bank of Texas (successor-by-merger of Founders Bank, SSB and Vista Bank Texas) for property located at 4690 Sweetwater Boulevard, Suite 113, Sugar Land, Texas, 77479.

14. Office Building Lease Agreement, dated August 7, 2013, between Hamilton Physician Services, LLC and Star 2012 Development, LP for property located at 23510 Kingsland Boulevard, Suite 100, Katy, Texas 77479.

15. Lease Agreement, dated August 30, 2013, between Hamilton Physician Services, LLC and 251 Medical Center, LLC for property located at 251 Medical Center Boulevard, Suites 200 and 210, Webster, Texas 77598.

16. Agreement of Lease, dated June 2014, between Hamilton Physician Services, LLC and Hede FLP for property located at 9323 Pinecroft, Suite 200, Woodlands, Texas 77380.

17. Commercial Lease, dated July 16, 2014, as amended, between Hamilton Physician Services, LLC and Westbank Development, LLC for property located at 1650 Round Rock Avenue, Suite 100, Round Rock, Texas 78681.
18. Sublease Agreement, dated March 1, 2016, between Hamilton Physician Services, LLC and Health Connections, P.C. d/b/a Lymphwell P.C. for a portion of the property located at 1650 Round Rock Avenue, Suite 100, Round Rock, Texas 78681.

19. Lease Agreement, dated February 15, 2013, between Hamilton Physician Services, LLC and Office Grove Kingwood, LP for property located at 19701 Kingwood Drive, Building 1, Suite B, Kingwood, Texas 77339.

20. Lease Agreement, dated May 13, 2015, as amended, between Hamilton Physician Services, LLC and WMPT Stone Oak, LLP for property located at 19016 Stone Oak Parkway, San Antonio, Texas 78258. Note: Buyer and Sellers acknowledge and agree that, in accordance with the First Amendment to Lease Agreement, dated May 13, 2015 (the “First Amendment”), (i) the “Suite 150 Termination Date” has occurred, (ii) Sellers no longer occupy Suite 150 (as defined in the First Amendment), and (iii) Buyer is not assuming any obligation or liability with respect to Suite 150.

21. Software License (C-Arm) between Siemens Medical Solutions USA, Inc. and Hamilton Vein Center.

22. Luxel+ and Ring Dosimetry Service Order Form and Dosimetry Service Terms and Conditions, dated August 22, 2016, between Hamilton Vein Center and Landauer, Inc.

23. Services Agreement, dated August 1, 2012, between Love Advertising, Inc. and Hamilton Vein Center.

24. Master Services Agreement between AthenaHealth, Inc. and Carlos R. Hamilton, III, M.D., PA.

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

25. Master Services Agreement, dated December 15, 2014, General Terms and Conditions (available online) and Specific Attachment Ethernet Dedicated Internet Services Terms and Conditions, between Comcast Cable Communications Management, LLC and Hamilton Vein Center.

26. Customer Technology Systems Agreement, Customer Technology Systems License Agreement and Rebate Agreement, dated June 15, 2016, and Terms of Sale (available online), between McKesson Medical-Surgical Minnesota Supply Inc. and Hamilton Physician Services, LLC.

27. Software License, Support and Warranty, dated December 1, 2013, between Smaart Medical Systems, Inc. and Hamilton Vein Center.

28. Master Service Agreement and Customer Sales Order, dated June 8, 2015, and Terms of Service (available online), between Vonage Business, Inc. and Hamilton Vein.

29. Software as a Subscription Agreement, dated October 18, 2016, between Clinect Healthcare, Inc. and Carlos R. Hamilton, III, M.D., PA.

30. Services Agreement, dated October 29, 2015, between Hamilton Vein Center and Excel Medical Waste Disposal.

31. Collection Service Agreement, dated April 25, 2016, between Prince Parker & Associates and Carlos R. Hamilton, III, M.D., P.A.

32. Coverall’s Cleaning Contract between Coverall of Central Texas and Hamilton Vein Center.

33. Service Agreement, dated May 3, 2016, between Office Pride and Hamilton Vein Center.

34. Janitorial Service Agreement, dated September 16, 2013, between Ultra Medical Cleaning and Environmental Services and Hamilton Vein Center.
35. Annual Medical Physics Radiation/QA survey by Benjamin Archer, Ph.D. (for Katy facility).

36. Proposal, Investment Summary and Sales Order, dated May 23, 2014, between ADP, Inc. and Hamilton Vein Center.

37. Quote, dated May 6, 2015, between The Weston Group and The Hamilton Institute.

38. Combination Loan and Security Agreement (Contract Number 404858-700), dated October 10, 2013, between Hamilton Physician Services, LLC, as Debtor, and Wells Fargo, as Secured Party. Note: This agreement is not assignable by Debtor (see Schedule 2.3).

39. Combination Loan and Security Agreement (Contract Number 404858-701), dated June 11, 2013, between Hamilton Physician Services, LLC, as Debtor, and Wells Fargo, as Secured Party. Note: This agreement is not assignable by Debtor (see Schedule 2.3).

Location	Category		Item Description	Manufacturer	Model Number	Serial Number	Date Purchased	Purchase Price	Warranty Expiration	Owned/ Leased	Condition	Notes
Clear Lake	Furniture - Medical	5	tilt bed	Hill Labs (Tilt)	HA90V						Excellent

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

Clear Lake	Furniture - Medical	9	exam table with stool	Hill Labs (Tilt)	9133-30		Good
Clear Lake	Furniture - Medical	2	300 lbs weight scale	Other	4500007237		Excellent
Clear Lake	Appliances	1	refrigerator	Other	FFHS2622MS5	4A31604587	Good
Clear Lake	Furniture - General	2	pier 1 end round table	Other	32011		Excellent
Clear Lake	Lamps	2	table lamp	Circa Lighting	s 30151BR-NP
Clear Lake	Furniture - General	26	EXAM / BREAK CHAIR W ARMS	Debner	N60CC		Excellent
Clear Lake	Furniture - General	5	EXAM/BRAKE CHAIR ARMLESS	Debner	N60DD		Excellent
Clear Lake	Furniture - General	8	task chairs	Debner	HMH01		Good
Clear Lake	Furniture - General	3	lobby chair- beige	Debner	39L-GWXX	4631	Excellent
Clear Lake	Furniture - General	12	lobby cahir - green	Debner	39U-GWXX	98233	Excellent
Clear Lake	Furniture - General	7	lobby Bariatric chair	Debner	39A-BWAA		Excellent	some are stained worn out
Clear Lake	Furniture - General	1	one seat lobby lounge	Debner	N78LAU		Excellent
Clear Lake	Furniture - General	1	Bariatric lounge chair	Debner	N78LEU		Excellent	one leg is missing the stopper, overall good.
Clear Lake	Furniture - General	1	conference table	Debner	32WX28H		Good	not stable
Clear Lake	Appliances	1	panasonic microwave	Other	NN-SN6155		Fair
Clear Lake	Furniture - General	4	console table	Debner	ECN1948CSW		Excellent
Clear Lake	Furniture - General	1	24X24 end table	Debner	ECN2424ENW		Excellent
Clear Lake	Furniture - General	4	fabric blue armless chair	Other	912615		Excellent
Clear Lake	Lamps	1	green hourglass lamp	Other	L113547K0	76,250	Excellent
Clear Lake	Furniture - Medical	7	single mayo stand	Other
Clear Lake	Furniture - Medical	7	large 4wheel cart	Quick Medical (Exam)	N/A		Poor	2 OF THEM ARE BENT FROM THE SIDES
Clear Lake	Furniture - Medical	1	XL 4 wheel cart	Quick Medical (Exam)	3G010420		Fair
Clear Lake	Appliances	1	M9 ultra autoclave	Other	M9-022	V1177843	Excellent
Clear Lake	Appliances	1	M7 speed clave- autoclave	Other	M7-022	V10516	Fair
Clear Lake	Miscellaneous	2	Eeverst&Jennings Wheelchair	Other	11T-1578308		Excellent
Clear Lake	Artwork	2	sunflower canvas yellow	MadHam Photography	N/A		Excellent
Clear Lake	Artwork	2	sunflower canvas black/white	MadHam Photography			Excellent
Clear Lake	Artwork	1	beach/turtle canvas	MadHam Photography			Excellent
Clear Lake	Artwork	1	dog on rail tracks canvas x1	MadHam Photography			Excellent
Clear Lake	Artwork	1	kayak on the water canvas x1	MadHam Photography			Excellent

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

Clear Lake	Artwork	1	roots/tree vertical canvas x1	MadHam Photography			Excellent
Clear Lake	Artwork	2	roots/tree horizontal canvas x2	MadHam Photography			Excellent
Clear Lake	Artwork	3	yellow rose canvas x 3	MadHam Photography			Excellent
Clear Lake	Artwork	1	Houston skyline canvas x1	MadHam Photography			Excellent
Clear Lake	Furniture - General	1	6ft 30x72 four door x1	Office Depot	KT613	3072E	Excellent
Clear Lake	Furniture - General	3	5ft 4door storage cabinet 61x23- x3	Office Depot	7159971		Excellent
Clear Lake	Furniture - General	3	6ft 71x29 2door storage cabinet x3	Office Depot	n/a		Excellent
Clear Lake	Furniture - General	1	5ft 60x21 four door file cabinet x1	Office Depot	N/A		Excellent
Clear Lake	Furniture - Medical	4	bowmen metal glove dispenser x 4	Other	N/A		Excellent
Clear Lake	Furniture - General	1	pier 1 import console table 48x14 - 1	Other	112010		Good
Clear Lake	Furniture - General	1	54x19 four door file x1	Other	N/A		Excellent
Clear Lake	Furniture - General	1	tv stand 29x19	Other	W176510	509926	Excellent
Clear Lake	Furniture - General	2	71x23 long cherry desk x2	Other	N/A		Excellent
Clear Lake	Miscellaneous	14	black trash can x 14	Other	N/A		Excellent
Clear Lake	Furniture - Medical	4	plastic 30x5.5 glove dispenser x4	Other	N/A		Excellent
Clear Lake	Appliances	3	RFA generator	Other	RFG2	20122025AR	Excellent
Clear Lake	Appliances	2	Klein infiltration pump	Other	KIP-11	HK15M041912	Excellent
Clear Lake	Appliances	1	Vnus infiltration pump	Other	TPMP-01	2194V1109R	Excellent
Clear Lake	Appliances	2	Medco infiltration pump	Other	755490	E13002730	Fair
Clear Lake	Appliances	1	keurig black	Other	K150P	M0064953	Fair
Clear Lake	Appliances	1	Keurig maroon	Other	K70	24ZV	Good
Clear Lake	Appliances	1	Keurig black/silver	Other	KB200	E0088645	Excellent
Clear Lake	Appliances	1	Keurig black	Other	K150	J0212612	Good
Clear Lake	Storage	1	Milwauwke dolly	Office Depot	30087		Good
Clear Lake	Appliances	1	BioMedix stand	Other	N/A	21XYP12	Excellent
Clear Lake	Appliances	1	HP SEND SCANNER	Other	desk jet 2540	CN48L475DF	Excellent
CBO	Storage	11	47x68 (5) shelf unit	Office Depot			Excellent
CBO	Miscellaneous	2	mayo stands	Other			Excellent
CBO	Miscellaneous	2	(3) tier stands	Other			Fair
CBO	Miscellaneous	15	trash cans	Office Depot
CBO	Furniture - General	28	cubicles	Other
CBO	Appliances	1	floor fan	Other
CBO	Storage	3	36x65 (5) shelf unit	Office Depot
CBO	Storage	1	77x68x24 (4) shelf unit	Office Depot
CBO	Furniture - General	1	conference table	Other
CBO	Furniture - General	50	executive chairs with arms	Other
CBO	Furniture - General	1	chair without arms	Other
CBO	Artwork	34	art pieces	MadHam Photography
CBO	Furniture - General	4	"L" shaped wooden desk	Office Depot			Fair	desks are old and scratched

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

CBO	Furniture - General	3	desk	Office Depot				Good	these desks are in pretty good condition
CBO	Furniture - General	1	sofa table	Office Depot
CBO	Furniture - General	1	coffee table	Office Depot
CBO	Furniture - General	3	15x21 file cabinets	Office Depot
CBO	Furniture - General	9	36x28 file cabinet	Office Depot
CBO	Furniture - General	1	task chair	Debner	HMH01			Excellent
CBO	Miscellaneous	16	recycle cans	Other
CBO	Miscellaneous	1	AED	Other	Zoll AEDPLUS IP55	X1C657129	1500	Excellent	gently used
CBO	Miscellaneous	2	adult CPR mannequins	Other				Excellent
CBO	Miscellaneous	1	infant CPR mannequin	Other				Excellent
CBO	Miscellaneous	1	Hamilton Vein sign	Other				Excellent
CBO	Miscellaneous	4	O2 tank carts	Other				Excellent
CBO	Miscellaneous	1	folding screen	Other				Excellent
CBO	Appliances	1	medication freezer	Other	Edgestar CRF150SS-1	15072070220	179	Excellent
CBO	Appliances	1	whirpool frig	Other	ER8AHKXRS03	VSW2691038		Excellent
CBO	Appliances	1	microwave	Other	UMC25200BAS	12216606NL		Excellent
CBO	Furniture - General	3	36x67 (5) drawer file cabinets	Other				Excellent
CBO	Miscellaneous	1	2 step ladder	Other
CBO	Furniture - General	1	15x28 (2) drawer file cabinet	Other
Katy	Furniture - Medical	5	Hill adjustable tilt tables	Hill Labs (Tilt)	HA90V	111522, 131106, 141426, 131108, 131105		Excellent
Katy	Furniture - General	2	One seat lounge chair (pre/postop)	Debner	N78LAU	1255, 1254		Excellent
Katy	Furniture - General	1	Bariatric Lounge chair (pre/postop)	Debner	N78LEU	131		Excellent
Katy	Lamps	4	Table lamps (circa aspen)	Circa Lighting	S 3051BR-NP	BZ13072777(2), BZ13072876(2)		Excellent
Katy	Furniture - General	12	computer chairs	Other	N15MMS	3723, 3732, 3726, 3720, 3727, 3730, 3728, 3725, 3722, 3721, 3724, 3729		Excellent
Katy	Furniture - General	1	computer chair	Other	N80AA	n/a		Excellent
Katy	Furniture - General	1	computer chair	Other	SKU# 817765	n/a		Excellent
Katy	Miscellaneous	3	RF Generators	Other	RFG2 (2), RFG3 (1)	2013518AR3, 20132534AR3, 20150104PX16		Excellent
Katy	Miscellaneous	3	Pumps	Other	KIP-11 (2), TPMP-01 (1)	HK14M071501, HK14M071479, 5847U1203R		Excellent
Katy	Miscellaneous	6	3 tier carts	Other	n/a	n/a		Good
Katy	Miscellaneous	7	mayo stands
Katy	Miscellaneous	1	Scale	Other	450KL	4500007347		Excellent
Katy	Miscellaneous	1	Autoclave	Other	M9-022	V1408363		Excellent
Katy	Storage	4	Tall silver shelfs (48Wx24Lx75H)	Other	n/a	n/a		Good

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

Katy	Storage	4	Husky Stackables (31.5Wx17Lx14H)	Other	SKU# 698805	n/a	Fair
Katy	Storage	1	Medium Metal Shelf (35Wx13.5Lx54H)	Other	16510	n/a	Good
Katy	Miscellaneous	2	Paper towel holders	Other	n/a	n/a	Excellent
Katy	Artwork	21	MadHam pictures	MadHam Photography	n/a	n/a	Excellent
Katy	Artwork	1	HVC sign	Other	n/a	n/a	Excellent
Katy	Miscellaneous	18	Misc. picture frames throughout office	Other	n/a	n/a	Good
Katy	Appliances	1	Breakroom refrigerator	Other	FFHS2622MSF	4A31604677	Excellent
Katy	Appliances	1	Breakroom microwave	Other	NN-SN6615	6B73230002	Excellent
Katy	Miscellaneous	2	Lg gray trash can	Other	FG354000GRAY	n/a	Good
Katy	Miscellaneous	13	Medium black trash cans	Other	FG295700BLA	n/a	Excellent
Katy	Miscellaneous	7	small black trash cans	Other	FG295600BLA	n/a	Excellent
Katy	Furniture - General	3	"L" computer desks	Other	n/a	n/a	Fair
Katy	Furniture - General	1	computer desk	Other	n/a	n/a	Fair
Katy	Appliances	1	front office refrigerator	Other	FFPE45B2QM	KA51360345	Excellent
Katy	Miscellaneous	5	fire escape plans	Other	n/a	n/a	Excellent
Katy	Furniture - General	1	Bathroom cabinet	Other	n/a	n/a	Good
Katy	Furniture - General	1	cabinet in checkout cubby	Other	n/a	n/a	Good
Katy	Storage	1	safety deposit box at nurse's station	Other	n/a	n/a	Excellent
Katy	Storage	1	4 drawer plastic storage container at nurse's station	Other	n/a	n/a	Good
Katy	Miscellaneous	8	recycle bins	Other	n/a	n/a	Excellent
Katy	Storage	2	single tier locker (6/ tier)	Other	n/a	n/a	Excellent
Katy	Miscellaneous	1	clothing rack	Other	n/a	n/a	Excellent
Katy	Miscellaneous	10	glove boxes	Other	n/a	n/a	Good
Katy	Miscellaneous	1	x-mas tree with lights and ornaments	Other	n/a	n/a	Excellent
Katy	Miscellaneous	1	white fold up table	Other	n/a	n/a	Fair
Katy	Storage	1	Black shelf (72Hx42.5Lx17.5W)	Other	n/a	n/a	Excellent
Katy	Miscellaneous	2	2 step stool	Other	n/a	n/a	Good
Katy	Miscellaneous	2	AED	Other	n/a	n/a	Excellent
Katy	Miscellaneous	1	Large Round Black trash can	Other	n/a	n/a
Katy Angio	Furniture - Medical	4	Amico Transport stretchers	Other	n/a	C001-075, C001-076, C001-077, C001-078	Excellent
Katy Angio	Furniture - Medical	4	Angiosuite over bed tables	Other	n/a	GF8902	Excellent
Katy Angio	Miscellaneous	4	Utility Baskets	Other	n/a	130907-MON-BB	Excellent
Katy Angio	Furniture - General	1	Restroom storage table	Other	12011	n/a	Excellent
Katy Angio	Appliances	1	Refrigerator	Other	FFPE45L2QM	D89-43726101-15414	Excellent
Katy Angio	Furniture - Medical	1	Procedure table (59.5x24)	Other	T0005	080415-032	Excellent
Katy Angio	Appliances	1	towel warmer	Other	DC350	1614598-000	Excellent
Katy Angio	Miscellaneous	1	Lg step on waste can	Other	9923BL	n/a	Good
Katy Angio	Storage	1	Lead Rack	Other	16410	n/a	Excellent
Katy Angio	Storage	1	4 Skirt Hangers	Other	16402	n/a	Excellent
Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

Katy Angio	Furniture - Medical	1	Float table	Other	STI-VASCTOP	071715-01	Excellent
Katy Angio	Furniture - Medical	1	Emergency stop on float table	Other	VMAX-T	081815-01	Excellent
Katy Angio	Appliances	5	5 Cardiogram monitors	Other	CAT 8100EP-US	216061252, 216061253, 216061254, 216061255, 216061256	Excellent
Katy Angio	Storage	1	crash cart	Other	n/a	n/a	Excellent
Katy Angio	Miscellaneous	1	double step stool	Other	n/a	n/a	Excellent
Sugar Land	Storage	5	wooden cabinet	Office Depot			Fair	black
Sugar Land	Furniture - General	1	Small coffee table	Other			good	green
Sugar Land	Appliances	4	generators		RFG2	20113729BP, 20113615BP, 20111630BP, 2011707001
Sugar Land	Appliances	4	pumps		TPMP-01, Klein	HK14M111677, HK14M10166, 3812u1106R, 3587u1006R
Sugar Land	Furniture - Medical	8	Tilt table/stool	Hill Labs (Tilt)			Excellent	room 6
Sugar Land	Furniture - General	1	Task Chairs	Other	HMH01		good	brown
Sugar Land	Furniture - Medical	1	Mayo stand	Other			Good	IKEA
Sugar Land	Furniture - General	1	Computer stand	Other			Good	black
Sugar Land	Lamps	1	Standing lamp	Circa Lighting			Excellent	Tv room
Sugar Land	Furniture - General	4	Lobby Chair With Upholstered Back	Debner	39U-GWXX		Good	Zebra print
Sugar Land	Furniture - General	2	Lobby Chair with Wood Back	Debner	39B-GWXX
Sugar Land	Furniture - General	2	Lobby Chair with Wood Back with arms	Debner	39B-GWXX
Sugar Land	Furniture - General	1	Coffee table	Other			Fair	Brown wood
Sugar Land	Artwork	41	medium	MadHam Photography			Excellent
Sugar Land	Furniture - General	2	Zebra print chairs	Other
Sugar Land	Furniture - General	2	oversized Upholstered chair	Debner	N78LAU
Sugar Land	Miscellaneous	1	44" TV	Other		MC11430060	Excellent	Panasonic
Sugar Land	Furniture - General	1	Dinner table	Other			Poor
Sugar Land	Furniture - General	4	Tall kitchen chair	Other			Poor
Sugar Land	Appliances	1	Toaster oven	Other			Good	Black & Decker
Sugar Land	Appliances	2	Microwave	Other			Good	Emerson
Sugar Land	Appliances	1	Refrigerator	Other			Excellent	Frigidaire Gallery
Sugar Land	Miscellaneous	1	Large picture frame	Other			Good
Sugar Land	Storage	1	brown cubby	Other			Fair
Sugar Land	Miscellaneous	1	K cup carousel stand	Other			Good
Sugar Land	Miscellaneous	1	Tall garbage can	Other			Fair	grey
Sugar Land	Miscellaneous	2	Step on waste can	Quick Medical (Exam)			Good	silver/black
Sugar Land	Furniture - Medical	2	Ikea table (silver)	Other			Good	IKEA

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

Sugar Land	Miscellaneous	2	IV Pole	Other			Excellent
Sugar Land	Miscellaneous	12	space heater	Office Depot			Good	Holmes
Sugar Land	Miscellaneous	5	Napkin holder	Other			Excellent
Sugar Land	Furniture - General	2	Computer stand	Other			Good	black
Sugar Land	Furniture - General	5	Exam /Break Chair Armless	Debner	N60DD		Good
Sugar Land	Miscellaneous	1	Clock	Office Depot			Poor
Sugar Land	Furniture - General	5	Exam/ break green chair arms	Debner	N60CC		Good
Sugar Land	Miscellaneous	4	Large Hvc frame	Other			Excellent
Sugar Land	Furniture - Medical	3	Rolling stools (walmart)	Other			Good	Midmark
Sugar Land	Miscellaneous	9	glove holder	Other			Good	In all the rooms
Sugar Land	Miscellaneous	3	Recyclin bin	Other			Good
Sugar Land	Furniture - General	6	Leather rolling chair	Other			Fair	black
Sugar Land	Furniture - General	2	Cloth rolling chair	Other			Good	black
Sugar Land	Furniture - Medical	10	Mayo stand	Other			Good
Sugar Land	Furniture - Medical	5	3 tier Carts	Other			Good
Sugar Land	Storage	1	3 tier basket organizer	Office Depot			Good	restroom
Sugar Land	Storage	2	Rolling Plastic drawer	Office Depot			Good
Sugar Land	Furniture - General	3	Big desk	Office Depot			Fair
Sugar Land	Furniture - General	2	small desks	Office Depot			Fair
Sugar Land	Appliances	1	mini refrigerator	Other			Good	Haier
Sugar Land	Furniture - Medical	4	step stool	Other			Good
Sugar Land	Furniture - General	1	Small table	Other			Good	black
Sugar Land	Furniture - General	17	Lobby Chair With Upholstered Back Debner	Debner	39U-GWXX		Fair
Sugar Land	Lamps	2	table lamp	Circa Lighting	Circa Aspen Table Lamp Model S 3051BR-NP		Good
Sugar Land	Furniture - General	2	Side table	Other			Good
Sugar Land	Furniture - General	1	wall table	Other			Good	brown wood
Sugar Land	Miscellaneous	5	small frames	Other			Good
Sugar Land	Miscellaneous	12	trash can	Office Depot			Good
Sugar Land	Storage	1	2 drawer file cabinet	Office Depot			Good
Sugar Land	Storage	3	4 tiered organizer	Office Depot			Good
Sugar Land	Storage	1	Big shelves (63X47)	Office Depot			Good
Sugar Land	Storage	1	small shelves (35.25X55)	Office Depot			Good
Sugar Land	Storage	2	Big shelves (72X35)	Office Depot			Good
Sugar Land	Storage	1	Small shelves (55X44)	Office Depot			Good
Sugar Land	Appliances	1	Autoclave	Other	Midmark M9	V1404937	Good
Sugar Land	Storage	1	Small shelves with bin (57X44)	Office Depot			Poor
Sugar Land	Miscellaneous	1	Christmas tree and decorations	Other			Poor
Round Rock	Lamps	2	lamps in waiting room	Circa Lighting	Circa Aspen Table Lamp Model S 3051BR-NP		Excellent
Round Rock	Artwork	20	20 pictures	MadHam Photography

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

Round Rock	Furniture - General	3	Lobby Chair with Wood Back	Debner	Debner Timberland Model 39B-GWXX
Round Rock	Furniture - General	13	Lobby Chair With Upholstered Back	Debner	Debner Timberlane Model 39U-GWXX
Round Rock	Furniture - General	3	End Tables	Debner	Debner Escalade 24X24 End Table; Model ECN2424ENW
Round Rock	Furniture - General	2	Console Tables	Debner	Debner Escalade 19DX48W Console Table; Model ECN1948CSW
Round Rock	Furniture - General	2	Kitchen tables rectangle	Debner	Debner 32WX28H Conference Table
Round Rock	Furniture - General	1	kitchen table round	Debner
Round Rock	Furniture - General	15	green chairs	Debner	Debner Model N60CC
Round Rock	Miscellaneous	19	trash cans	Office Depot
Round Rock	Furniture - Medical	3	exam tables	Debner	Model 9133-30; Styeline Specialty Exam Table w/ Stool
Round Rock	Furniture - Medical	7	rolling chairs	Office Depot
Round Rock	Furniture - General	17	desk rolling chairs	Office Depot
Round Rock	Furniture - Medical	5	72X55 black shelves	Office Depot
Round Rock	Furniture - Medical	1	77X48 black shelf rack	Office Depot
Round Rock	Furniture - Medical	1	metal cabinet 36X71	Office Depot
Round Rock	Furniture - Medical	4	black wooden cabinets	Office Depot
Round Rock	Furniture - Medical	1	computer stand	Office Depot
Round Rock	Furniture - Medical	6	select metal rolling carts	Quick Medical (Exam)
Round Rock	Furniture - Medical	3	terason stands	Other
Round Rock	Furniture - General	4	bariatric chairs	Debner	Debner Timberlane; Model 39A-BWAA
Round Rock	Furniture - General	3	bariatric chairs	Debner	Debner Model N78LEU - Lobby Bariatric Lounge Chair
Round Rock	Furniture - General	5	single lounge chairs	Debner	Debner Model N78LAU - Lobby Lounge
Round Rock	Furniture - Medical	10	mayo stands	Quick Medical (Exam)
Round Rock	Furniture - Medical	1	33X32 white push cart	Other
Round Rock	Furniture - Medical	6	tilt tables	Hill Labs (Tilt)	Hill Adjustable HA90V - 30" Wide w/ Footboard, Paper Roll, Pneumatice Stool Serial# R12-111048
Round Rock	Appliances	4	pumps	Other	Model KIP II
Round Rock	Appliances	4	generators	Other	Serial#20134808AR3
Round Rock	Furniture - Medical	1	m9 utraclave autoclave	Other	M9-022	V1507560
Round Rock	Appliances	2	parks keurig machines	Other
Round Rock	Appliances	1	single serve keurig	Other
Round Rock	Appliances	1	microwave	Other		6B44060769
Round Rock	Appliances	1	dishwasher	Other	GLD696DOSS	AF800526C
Round Rock	Appliances	1	refrigerator	Other		4A35001279

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

Round Rock	Furniture - General	2	L shaped desks-Physicians	Office Depot
Round Rock	Furniture - General	2	desks	Office Depot
San Antonio	Furniture - Medical	5	Tilt Table w/ (4) stool	Hill Labs (Tilt)	HA90V
San Antonio	Furniture - Medical	2	Styeline Specialty Exam Table w/ Stool	Quick Medical (Exam)	9133-30
San Antonio	Furniture - Medical	6	Pedigo Mayo Stand 21.25 Inch	Other	P-1069-SS
San Antonio	Miscellaneous	1	Health o Meter 350lb Scale	Other
San Antonio	Furniture - General	9	Rolling High back office Chairs	Debner	HMH01
San Antonio	Furniture - General	4	Shelving Units 48x72	Office Depot
San Antonio	Furniture - General	2	Shelving Unit 36x54	Office Depot
San Antonio	Appliances	2	Radiofrequency Generators	Other	RFG3	20152021PX16, 20152006PX16
San Antonio	Appliances	1	Radiofrequency Generators	Other	RFG2	20121838AR
San Antonio	Appliances	1	M9 Ultraclave	Other	M9-022	V1613808
San Antonio	Furniture - Medical	3	Medical Stools	Other	305US393 Select medical
San Antonio	Furniture - Medical	1	Juzo Shelving Unit 60x24	Other
San Antonio	Furniture - Medical	7	Rolling Carts 24x16	Other	Select Medical
San Antonio	Furniture - General	15	Exam Room Chairs w/ armrest	Debner	N60CC
San Antonio	Furniture - General	7	Exam Room Chairs w/o armrest	Debner	N60DD
San Antonio	Furniture - Medical	3	Klein Pumps	Other	HK Surgical- KIP II	HK14M111682, HK14M101644, HK14M011038
San Antonio	Furniture - Medical	1	Ultrasound Stand- Terason	Other
San Antonio	Furniture - General	1	Wood Shelfing unit 55x22.5	Other			Fair	Bottom Cabinet Glass door broken
San Antonio	Appliances	1	Frigidare Gallery	Other		4A52930259
San Antonio	Appliances	1	Panasonic The Genius Microwave	Other	AP104A	F00064W72AP
San Antonio	Artwork	13	Photographs	MadHam Photography
San Antonio	Furniture - General	3	Wood Desk 65x30	Office Depot
San Antonio	Furniture - General	2	Round Tables	Debner	32WX28H
San Antonio	Appliances	1	GE Dishwasher	Other	GLDT696D00SS	GF8013276
San Antonio	Miscellaneous	8	Paper Towel Holder	Office Depot
San Antonio	Miscellaneous	14	Medium Size Trash Cans 7gal	Office Depot
San Antonio	Miscellaneous	17	Large Trash Cans 10.25gal	Office Depot
San Antonio	Furniture - General	4	Bariatric Chairs	Debner	Debner Timberlane; Model 39A-BWAA
San Antonio	Furniture - General	15	Single Lobby Chairs	Debner	Timberlane Model 39U-GWXX
San Antonio	Furniture - General	4	Lamps	Circa Lighting	Circa Aspen Table Lamp Model S 3051BR-NP
San Antonio	Furniture - General	3	End Tables	Debner	Debner Escalade 24X24 End Table; Model ECN2424ENW

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

San Antonio	Furniture - General	2	Long Tables	Debner	Debner Escalade 19DX48W Console Table; Model ECN1948CSW
San Antonio	Artwork	6	Blue Recycle Bins	Other
San Antonio	Artwork	4	Framed Vein Disease Posters	Other
San Antonio	Artwork	1	Hamilton Vein Sign	Other
San Antonio	Miscellaneous	1	AED	Other	Zoll AEDPLUS IP55	X15C746668
San Antonio	Furniture - General	1	File Cabinet 28x30	Office Depot
San Antonio	Furniture- General	1	File Cabinet 14x28	Office Depot
Woodlands	Furniture -General	30	red chairs with arms	Debner
Woodlands	Furniture-General	18	green chairs without arms	Debner
Woodlands	Furniture-General	3	Small wooden tables Lobby	Debner
Woodlands	Furniture-General	2	Long wooden tables Lobby	Debner
Woodlands	Lamps	4	Table lamps (circa aspen)	Circa Lighting
Woodlands	Artwork	25	25 Pictures in total	MadHam Photography
Woodlands	Furniture- General	3	Bariactic Chairs	Debner
Woodlands	Furniture-Medical	2	Terason stands	Other
Woodlands	Miscellaneous	9	Recycle Bins	Office Depot
Woodlands	Miscellaneous	23	black trash can	Office Depot
Woodlands	Appliances	3	Generators	Covidien	RFG2	20151228PX16, 20134813AR3
Woodlands	Appliances	4	Pumps	Other	KIP II, TPMP-01
Woodlands	Furniture - Medical	4	IV Poles	Other
Woodlands	Furniture-General	2	Clear bens	Office Depot
Woodlands	Appliances	3	Long stand Fans	Office Depot
Woodlands	Appliances	4	Small round heaters	Office Depot
Woodlands	Furniture-General	7	Provider Wood desk	Other
Woodlands	Miscellaneous	3	White erase board	Other
Woodlands	Furniture- Medical	1	Scale	Other
Woodlands	Furniture Medical	3	Black Rackets 46Wx71.5L,36Wx71.5L,47Wx71.5L 4 Tier	Office Depot
Woodlands	Furniture Medical	1	Silver Racket 35Wx52L 7 Tier	Other
Woodlands	Furniture Medical	7	Tilt Table with Stools	Hill Adjustable
Woodlands	Furniture Medical	4	Black extra Stools	Other
Woodlands	Miscellaneous	2	Medical carts 34Wx33L	Other
Woodlands	Furniture- General	2	Half Circle tables by Nurses station	Other
Woodlands	Furniture-General	7	Black Cloth Desk Top Chairs	Other		8DE95Q, 8D09KQ, 8C29NQ, 8DE9DQ, 8C29ZQ
Woodlands	Artwork	1	Hamilton Vein Center sign	Other
Woodlands	Furniture- General	4	Black Leather desktop Chairs	Other

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

Woodlands	Miscellaneous	4	Metal Towel Holders	Other
Woodlands	Furniture- General	2	Small Glass Tables (Holds brochures) RM 3and4	Other
Woodlands	Furniture- General	1	3 Row Wooden Shleve (holds brochures in consult rm)	Other
Woodlands	Furniture- General	1	Gold Mirror 48Wx32L (Rm2)	Other
Woodlands	Miscellaneous	1	Christmas tree with lights and Ornaments	Other
Woodlands	Furniture-General	1	Black Shelve for stocking 29Wx70L	Other
Woodlands	Miscellaneous	1	Autoclave	Other	M9-022	V1513501
Woodlands	Miscellaneous	1	Microwave	Panasonic
Woodlands	Miscellaneous	1	Refrigerator	Other
Woodlands	Furniture- General	2	White Leather Chairs	Other
Woodlands	Furniture- General	6	Brown Leather Chairs	Other
Woodlands	Furniture- Medical	9	Mayo Stands	Other
Woodlands	Furniture- Medical	2	3 Tier Carts	Other
Kingwood	Appliances	1	Refrigerator	Other	FFHS2322MS6	4A31606683	Good
Kingwood	Appliances	1	Microwave	Other	MW899SB	301021978MM	Good
Kingwood	Furniture - General	1	Round Kitchen table	Debner	Debner 32WX28H Conference Table		Good
Kingwood	Furniture - General	18	Break room chairs	Debner	Debner Model N60CC		Good
Kingwood	Storage	3	Black Lateral file cabinets	office depot			Good
Kingwood	Furniture - General	10	Desk Chairs	office depot			Good
Kingwood	Furniture - General	3	L shape Desk	office depot			Good
Kingwood	Furniture - General	15	Lobby Chair With Upholstered Back	Debner	Debner Timberlane Model 39U-GWXX		Excellent
Kingwood	Furniture - General	2	Lobby Bariatric Chair	Debner	Debner Timberlane; Model 39A-BWAA		Excellent
Kingwood	Lamps	3	Table Lamp	Debner	Circa Aspen Table Lamp Model S 3051BR-NP		Good
Kingwood	Furniture - General	1	Lobby coffee table	Other			Excellent
Kingwood	Furniture - General	7	Break room chairs	Debner	Debner Model N60DD		Good
Kingwood	Furniture - General	1	Lobby long middle table	Other			Good
Kingwood	Furniture - General	1	End table	Other			Good
Kingwood	Furniture - General	1	Middle Lobby table	Other			Good
Kingwood	Miscellaneous	1	Lobby Rug	Other			Good
Kingwood	Furniture - General	1	Book shelf	office depot			Good	3 shelf
Kingwood	Furniture - Medical	4	Exam table	Quick Medical (Exam)	Model 9133-30; Styeline Specialty Exam Table w/ Stool		Excellent
Kingwood	Furniture - Medical	1	Tilt exam table	Hill Labs (Tilt)	HA90V	130616	Excellent
Kingwood	Miscellaneous	1	Scale	Other			Excellent	Health o meter
Kingwood	Storage	3	Storage rack shelves	office depot			Good	47X68X17 Storage Shelves

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

Kingwood	Furniture - General	1	3 shelf with bottom cabinet	office depot		Good	3 shelf/2 cabinet book shelf
Kingwood	Artwork	15	Wall Art	MadHam Photography		Good
Kingwood	Miscellaneous	9	Trash cans	office depot		Good	8-Gallon Trash Can
Kingwood	Miscellaneous	2	recycle bins	office depot		Good
Kingwood	Miscellaneous	1	entry rug	Other		Poor
Kingwood	Miscellaneous	1	1-step step ladder	Other		Good
Kingwood	Miscellaneous	1	2-step step ladder	Other		Good
Kingwood	Miscellaneous	4	3-tier cart (small)	Other		Good
Kingwood	Miscellaneous	2	gel warmer	Other		Good
Kingwood	Furniture - Medical	4	rolling stool	Other		Good
Kingwood	Miscellaneous	1	Tuttnauer autoclave	Other	1730MKV	Good
Kingwood	Miscellaneous	2	3-tier cart (large)	Other		Good
Kingwood	Miscellaneous	5	Mayo Stand	Other		Good
Kingwood	Storage	1	Juzo Cabinets	Other		Good
Kingwood	Miscellaneous	2	O2 cart with regulator	Other		Good
Kingwood	Miscellaneous	1	Wheelchair	Other		Good
Kingwood	Miscellaneous	1	IV pole	Other		Good
Kingwood	Miscellaneous	1	Zonare US Machine	Other	OO86	Good
Kingwood	Miscellaneous	1	Sonosite US machine w/wand	Other	PO88-40-20	Good
Kingwood	Miscellaneous	1	AED	Other		Good
Kingwood	Miscellaneous	7	Hamilton Vein Posters w/frames	Other		Good
Kingwood	Lamps	4	Floor Lamps	Other		Good
Kingwood	Storage	1	35X56X14 Storage Bin	Other		Good

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

NETWORK EQUIPMENT
Product	Model/Type #	Serial/ Number	Service Tag	Service Code	Bar Code	MAC #	Authentication Code
8 PORT SWITCH	TLSG108		N/A	N/A	N/A	N/A	N/A
16 Port Switch			N/A	N/A	N/A	N/A	N/A
APC‐Smart UPS	1000	AS0945212709	N/A	N/A	N/A	N/A	N/A
APC‐UPS		2329AS0	N/A	N/A	N/A	N/A	N/A
APC‐UPS	ES350	AB0540146Z16	N/A	N/A	N/A	N/A	N/A
APC‐UPS	750	AB1351P52364	N/A	N/A	N/A	N/A	N/A
APC‐UPS	750	AB1424P17189	N/A	N/A	N/A	N/A	N/A
APC‐UPS	500	AB1330P33024	N/A	N/A	N/A	N/A	N/A
APC‐UPS	1000	3B1343X0096	N/A	N/A	N/A	N/A	N/A
CISCO	WAP 200	GKS151501TY	N/A	N/A	N/A	E8404080D18C
Cisco 5 Port Switch	SP205	PSJ13408F7	N/A	N/A	N/A	N/A	N/A
Cisco Meraki	MR18‐HW	Q2GD‐Q4N2‐27XY	N/A	N/A	N/A	00:18:0A:E6:DA:F0	N/A
Cisco Meraki	MR18‐HW	Q2GD‐QZEY‐QBTM	N/A	N/A	N/A	00:18:0A:E6:DA:00	N/A
Cisco Small Business	WAP20	GKS151501TY	N/A	N/A	N/A	E8404080D18C	N/A
CyberPower		GABAV2000150	N/A	N/A	N/A	N/A	N/A
Dell APC SMART‐UPS	SURT8000RMXLT6U	QS1410170236	N/A	N/A	N/A	N/A	N/A
Dell Digital DMPU KVM Switch	DMPU2016	510219510	N/A	N/A	N/A	N/A	N/A
Net Gear ProSafe	GS116	1mn199wx00227	N/A	N/A	N/A	N/A	N/A
Power Connect	2808	N/A	DCXXTS1	N/A	(01)07898349893659	D067E5C9C0A7	N/A
Power Connect	2808	N/A	7NS8VS1	1.66676E+11	(01)07898349893659	F8B156165289	CN‐0C752K‐28298‐342‐0010‐A08
Power Connect	2816	N/A	CDZ1VS1	26966322721	(01)0789834989349893758	F8B156165289	CN‐0D559K‐28298‐3AE‐0300‐A08
Power Connect	2824	N/A	70GTTS1	N/A	(01)07898349893857	D067E5B80119	CN‐0F491K‐28298‐2CR‐0290‐A09
Power Connect	2824	N/A	37357M1	349893857	(01)07898349893857	5CZ60AD566F9	CN‐0F491K‐28298‐193‐0317‐A07
Sonic Wall	TZ 210 SERIES/ APL20‐063/C‐11164	0017C5AD13D4	N/A	N/A		N/A	JEBD‐CM5F
SonicWALL	TZ 215 SERIES/ APL24‐08E	C0DEAE433DA04	N/A	N/A	(01)07899489500896	N/A	52H6‐T9NM
SonicWALL	TZ 215 SERIES/ APL24‐08E	C0EAE4716F64	N/A	N/A	(01)07899489500896	N/A	HAKY‐TRPV
SonicWALL	TZ 215 SERIES/ APL24‐08E	C0EAE4323760	N/A	N/A	(01)07899489500896	N/A	24JV‐E7H8
SonicWALL	TZ 215 SERIES/ APL24‐08E	COEAE4337170	N/A	N/A	(01)07899489500896	N/A	V3L5EUUK
SonicWALL Consoles	N/A	N/A	N/A	N/A	N/A	N/A	N/A
SonicWALL Consoles	N/A	N/A	N/A	N/A	N/A	N/A	N/A
TRIPP‐LITE	AGIB6097	2316AS0	N/A	N/A	N/A	N/A	N/A
TRIPP‐LITE	PDUMV15	PD6967	N/A	N/A	N/A	N/A	N/A
TRIPPLITE SmartPro UPS		2318NLCSM628401329	N/A	N/A	N/A	N/A	N/A
Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

Location	Manufacturer	Model	Serial	Transducer Serial No.	Warranty Expiration	Condition
Woodlands	Terason	t3200	B4564	11431	9/9/2019	Operational
Woodlands	Terason	t3200	B4470	11139	5/5/2019	Operational
Woodlands	Terason	t3200	B4497	10657	7/7/2019	Operational
Woodlands	Terason	T3200	B4495	11140	7/7/2019	Operational
Woodlands	Terason	T3200	B4107	9584	9/12/2018	Operational
Woodlands	GE	VIVID S5	0844VS5	55274YP5		Operational
Woodlands	BIOMEDIX	PADNET	14200186A			Operational
Sugar Land	Terason	t3200	B4449	9696	2/6/2019	Operational
Sugar Land	Terason	t3200	B4488	11142	7/17/2019	Operational
Sugar Land	Terason	t3200	B4567	11725	10/16/2019	Operational
Sugar Land	Terason	t3200	B4329	10043	12/20/2018	Operational
Sugar Land	Terason	t3200	B4162	11442	10/4/2018	Operational
Sugar Land	Terason	t3200	B3799	6552	9/12/2018	Operational
Sugar Land	GE	Vivid S5	VS53937	99946YP6		Operational
Sugar Land	Sonosite	MICROMAXX	WK03R2	03XJQG		Operational
Sugar Land	BIOMEDIX	PADNET	14200195	N/A		Operational
Sugar Land		Abdominal transducer	12880			Operational
San Antonio	Terason	t3200	B4614	13907	12/31/2019	Operational
San Antonio	Terason	t3200	B4615	12306	12/31/2019	Operational
San Antonio	SONOSITE	Micromaxx	WKOMWK	03MLGG		Operational
San Antonio	Terason	T3200	B4645	LINEAR:14315	12/31/2019	Operational
San Antonio				CURVED:12887		Operational
San Antonio	BIOMEDIX	PADNET	14200196A			Operational
Round Rock	Terason	t3200	B4651	9186	6/5/2020	Operational
Round Rock	Terason	t3200	B4558	14324		Operational
Round Rock	Terason	t3200	B4681	14323	6/11/2020	Operational
Round Rock	Terason	t3200	B3587	12304	7/10/2018	Operational
Round Rock	Terason	T3200	B4479	14325	7/17/2019	Operational
Round Rock	MINDRAY	M5	12003091			Operational
Round Rock	SONOSITE	MICROMAXX	034FXC			Operational
Kingwood	Sonosite	Micromaxx	WK056F	03P10Q		Operational
Kingwood	Zonare	n/a	05080LX111K	06574C3120		Operational
Katy	Terason	t3200	B4068	Linear:9482	8/13/2018	Operational
Katy				Curved:12888
Katy	Terason	t3200	B4217	9785	11/4/2018	Operational
Katy	Terason	t3200	B3870	12890		Operational
Katy	Terason	t3200	B4650	9483	6/5/2020	Operational
Katy	GE	Vivid s5	VS50076	LINEAR:429045WX8		Operational
Katy				Linear:138174PD8		Operational
Katy	BIOMEDIX	PADNET	14200197A			Operational
Katy	Sonosite	Micromaxx	WK02HZ	03XWQ5		Operational
Clear Lake	Terason	t3200	B4156	10572	3/13/2019	Operational
Clear Lake	Terason	t3200	B3791	8980	4/29/2018	Operational
Clear Lake	Terason	t3200	B3751	8761	3/29/2018	Operational
Clear Lake	Terason	t3200	B4288	9953	12/10/2018	Operational
Clear Lake	GE	Vivid S5	0016vs56	Linear: 118553		Operational
Clear Lake				Curved: 429057WX3		Operational
Clear Lake	BIOMEDIX	Padnet	14200191A			Operational
Katy	GE	Vivids5	4447VS5			Operational

COMPUTERS

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

Unit Code	Express Service Code	Service Tag S/N Number	Operating System	Model	Placement	User	HVC Bag	Mouse	Date placed into service	Location
LAP‐THI‐001	36015668677	GJMSRT1	Windows 7 Pro	Dell Latitude E3330	AVAILABLE	AVAILABLE	No	Yes	Sep‐13	SL
LAP‐THI‐004	8705399113	3ZYYWY1	Windows 7 Pro	Dell Latitude E6330	AVAILABLE	AVAILABLE	No	Yes	Dec‐13	SL
LAP‐THI‐006	13349411569	64RW7W1	Windows 7 Pro	Dell Latitude E6530	Round Rock ‐ Josh Reed	Josh Reed	No	Yes	Dec‐13	RR
LAP‐THI‐007	15495800149	749SRX1	Windows 7 Pro	Dell Latitude E3540	Round Rock ‐ RFA/Exam Room 5	RFA/Exam Room 5	Yes	Yes	Dec‐13	RR
LAP‐THI‐010	19732145473	92C0CW1	Windows 7 Pro	Dell Latitude E6430	Bellaire ‐ Diana Garcia	Bellaire ‐ Diana Garcia	Yes	Yes	Mar‐13	WL
LAP‐THI‐012	29630942929	DM1HXW1	Windows 7 Pro	Dell Latitude E6430	AVAILABLE	AVAILABLE	No	Yes	Apr‐13	SL
LAP‐THI‐013	6687387073	32LHWW1	Windows 7 Pro	Dell Latitude E6430	Sugar Land ‐ Julia Curl	Julia Curl	No	Yes	Apr‐13	N/A
LAP‐THI‐015	25157430973	BK231Z1	Windows 7 Pro	Dell Latitude 3330	Woodlands ‐ RFA/Exam Room	Woodlands ‐ RFA/Exam Room	No	Yes	Nov‐13	WL
LAP‐THI‐016	37734395581	HC231Z1	Windows 7 Pro	Dell Latitude 3330	Woodlands ‐ RFA/Exam Room	Woodlands ‐ RFA/Exam Room	No	Yes	Nov‐13	KW
LAP‐THI‐017	26187035581	C1331Z1	Windows 7 Pro	Dell Latitude 3330	Woodlands ‐ RFA/Exam Room	Woodlands ‐ RFA/Exam Room	No	Yes	Nov‐13	KW
LAP‐THI‐018	7443012061	3F3DKV1	Windows 7 Pro	Dell Latitude 6530	AVAILABLE	AVAILABLE	Yes	Yes	Oct‐14	SL
LAP‐THI‐021	25649630893	BS74LV1	Windows 7 Pro	Dell Latitude E6330	Sugar Land ‐ Kim Uddin‐Perez	Kim Uddin‐Perez	No	Yes	Oct‐12	SL
LAP‐THI‐024	13657114225	69V3CS1	Windows 7 Pro	Dell Latitude E6520	Woodlands ‐ RFA/Exam Room	Woodlands ‐ RFA/Exam Room	No	Yes		KW
LAP‐THI‐026	15248074717	706B5R1	Windows 7 Pro	Dell Latitude E6520	Sugar Land ‐ Jamie Minimyer	Sugar Land ‐ Jamie Minimyer	No	Yes		SL
LAP‐THI‐027	13139735401	61B24Q1	Windows 7 Pro	Dell Latitude E6520	AVAILABLE	AVAILABLE	No	Yes		SL
LAP‐THI‐029	4229626717	1XY7KV1	Windows 7 Pro	Dell Latititude E6330	IT Help Desk ‐Under Construction	IT Help Desk ‐ Under Construction	Yes	Yes	Oct‐12	SL
LAP‐THI‐030	7532638237	3GKQKV1	Windows 7 Pro	Dell Latitude E6530	Sugar Land ‐ Ultrasound Room 8	Ultrsound Room 8	No	No	Oct‐12	SL
LAP‐THI‐031				Dell Latitude	AVAILABLE	AVAILABLE				SL
LAP‐THI‐033	38572378705	HPWZXW1	Windows 7 Pro	Dell Latitude E6530	Sugar Land/ Georgia ‐ Mariana Cordona	Mariana Cordona	No	Yes	Apr‐13	SL
LAP‐THI‐034	4414028113	20ZZXW1	Windows 7 Pro	Dell Latitude E6530	Sugar Land ‐ Rebecca Swearengin	Rebecca Swearengin	Yes	Yes	Apr‐13	SL
LAP‐THI‐035	16683622993	7NWZXW1	Windows 7 Pro	Dell Latitude E6530	AVAILABLE	AVAILABLE	Yes	Yes	Apr‐13	SL
LAP‐THI‐036	21480465025	9VWWW1	Windows 7 Pro	Dell Latitude E6430	Sugar Land ‐ Chris Johnson	Chris Johnson	No	No	Jun‐13	KT
LAP‐THI‐037	33497100181	FDZB3X1	Windows 7 Pro	Dell Latitude E6430	Woodlands ‐ Katie Riley	Woodlands ‐ Katie Riley	Yes	Yes	Jun‐13	WL
LAP‐THI‐038	17043581845	7TVB3X1	Windows 7 Pro	Dell Latitude E6430	AVAILABLE	AVAILABLE	No	No	Jun‐13	SL
LAP‐THI‐039	28516743109	D3M4RT1	Windows 7 Pro	Dell Latitude E3330	AVAILABLE	AVAILABLE	No	Yes	Jun‐13	SL
LAP‐THI‐040	26082979525	BZD4RT1	Windows 7 Pro	Dell Latitude E3330	Clear Lake Clinic ‐ RFA/Exam Room	Clear Lake Clinic ‐ RFA/Exam Room	No	No	Jun‐13	SL
LAP‐THI‐041	8182005445	3RBCR11	Windows 7 Pro	Dell Latitude E3330	Sugar Land ‐ RFA/Exam Room	Sugar Land ‐ RFA/Exam Room	No	Yes	Jul‐13	SL
LAP‐THI‐042	34666190533	FXBCRT1	Windows 7 Pro	Dell Latitude E3330	Katy ‐ RFA/Exam Room	Katy RFA ‐ RFA/Exam Room	Yes	Yes	Aug‐13	KTY
LAP‐THI‐043	6368020165	2XBCRT1	Windows 7 Pro	Dell Latitude E3330	Katy Clinic ‐ RFA/Exam Room	Katy Clinic ‐ RFA/Exam Room	No	Yes	Aug‐13	BL
LAP‐THI‐044	35412552757	G9NPWL1	Windows 7 Pro	Dell Latitude E5420	Sugar Land ‐ Room 6	Sugar Land ‐ Room 6	No	Yes	Aug‐13	SL
LAP‐THI‐045	10719013717	4X9TNX1	Windows 7 Pro	Dell Latitude E6530	AVAILABLE	AVAILABLE	No	Yes	Aug‐13	SL
LAP‐THI‐047	1026229133	4PPWNX1	Windows 7 Pro	Dell Latitude E6330	Clear Lake ‐ David Behr	David Behr	Yes	Yes	Aug‐13	SL
LAP‐THI‐048	18480477637	8HMSRT1	Windows 7 Pro	Dell Latitude E6330	Sugar Land ‐ RFA/Exam Room	Sugar Land ‐ RFA/Exam Room	No	Yes	Sep‐13	SL
LAP‐THI‐049			Windows 7 Pro	Dell Latitude 3330	Sugar Land ‐ RFA/Exam Room	Sugar Land ‐ RFA/Exam Room	No	Yes		SL
LAP‐THI‐050	30207556549	DVKSRT1	Windows 7 Pro	Dell Latitude E6330	Katy ‐ RFA/EXAM	Katy ‐ RFA/EXAM Room	No		Sep‐13	KT
LAP‐THI‐051	33838886341	FJMSRT1	Windows 7 Pro	Dell Latitude E6330	Katy ‐ RFA/EXAM	Katy ‐ RFA/EXAM Room	No		Sep‐13	KT
LAP‐THI‐052	34193285317	FPHSRT1	Windows 7 Pro	Dell Latitude E6330	Clear Lake ‐ RFA/Exam	Clear Lake ‐ RFA/Exam Room	No		Sep‐13	CL
LAP‐THI‐053	16303695301	7HMSRT1	Windows 7 Pro	Dell Latitude E6330	Clear Lake ‐ RFA/Exam	Clear Lake ‐ RFA/Exam Room	No		Sep‐13	CL
LAP‐THI‐055	42056021405	JBD45R1	Windows 7 Pro	Dell Latitude E6530	AVAILABLE	AVAILABLE	Yes	Yes	Dec‐13	SL
LAP‐THI‐056	15041262961	6WR6GS1	Windows 7 Pro	Dell Latitude E6330	AVAILABLE	AVAILABLE	No	Yes	Oct‐12	SL
LAP‐THI‐057	12696447889	5TZ4XW1	Windows 7 Pro	Dell Latitude E6430	AVAILABLE	AVAILABLE	Yes	Yes		SL
LAP‐THI‐058	29594505889	DLFSYW1	Windows 7 Pro	Dell Latitude E6530	AVAILABLE	AVAILABLE	No	No	Apr‐13	SL
LAP‐THI‐059	7284442681	3CGYVY1	Windows 7 Pro	Dell Latitude E3540	Sugar Land ‐ IT ‐ Under Construction	Tina Elackatt	Yes	Yes	Jan‐14	SL
LAP‐THI‐060	18576501049	8J7YVY1	Windows 7 Pro	Dell Latitude E3540	Woodlands ‐ Christina Gilbert	Christina Gilbert	Yes	Yes	Jan‐14	WL

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

LAP‐THI‐061	6606901693	319KTZ1	Windows 7 Pro	Dell Latitude E6440	Sugar Land ‐ Micah Grossman	Micah Grossman	No	Yes	Jan‐14	SL
LAP‐THI‐062	2426693725	144SGV1	Windows 7 Pro	Dell Latitude E6530	Arkansas ‐ Sandy Page	Sandy Page			Aug‐12	N/A
LAP‐THI‐064	N/A	C1MK38R0DTY4	Windows 7 Pro	MacBook Pro	Sugar Land ‐ IT HelpDesk Use ‐ ONLY ‐ Micah	IT HelpDesk Use ‐ ONLY ‐ Micah Grossman	No	No	Mar‐13	SL
LAP‐THI‐065	19888562377	94X4WY1	Windows 7 Pro	Dell Latitude E3540	Round Rock ‐ RFA/Exam Room	Round Rock ‐ RFA/Exam Room	No	No	Mar‐14	RR
LAP‐THI‐066	43023593161	JRJ4WY1	Windows 7 Pro	Dell Latitude E3540	Sugar Land Checkout Station 1	Checkout Station 1 ‐ Hilla Janjua	Yes	Yes	Mar‐14	SL
LAP‐THI‐067	11280530377	56K4WY1	Windows 7 Pro	Dell Latitude E3540	Round Rock ‐ Heather Ledbetter	Heather Ledbetter	Yes	Yes	Mar‐14	RR
LAP‐THI‐070	2335408813	12MFWZ1	Windows 7 Pro	Dell Latitude E6440	Sugar Land ‐ Tina Elackatt	Tina Elackatt	No	Yes	May‐14	SL
LAP‐THI‐072	24031873226	B1FYG22	Windows 7 Pro	Dell Latitude E3540	Sugar Land ‐ Vanessa Battaglia	Vanessa Battaglia	Yes	Yes	Aug‐14	SL
LAP‐THI‐073	523844042	2F1YG22	Windows 7 Pro	Dell Latitude E3540	Sugar Land ‐ Joanne Alvarado	Joanne Alvarado	Yes	No	Aug‐14	SL
LAP‐THI‐074	4307338982	1Z8h12	Windows 7 Pro	Dell Latitude E3340	Woodlands ‐ RFA/Exam Room	Woodlands ‐ RFA/Exam Room	No	Yes	Aug‐14	WL
LAP‐THI‐075	12829062566	5W63C12	Windows 7 Pro	Dell Latitude E3340	Sugar Land ‐ RFA/Exam Room 3	Sugar Land ‐ RFA/Exam Room 3	No	Yes	Oct‐14	SATX
LAP‐THI‐076	37984671398	HG73C12	Windows 7 Pro	Dell Latitude E3340	Sugar Land ‐ RFA/Exam Room 4	Sugar Land ‐ RFA/Exam Room 4	No	Yes	Oct‐14	SATX
LAP‐THI‐078	5134501874	2CWY702	Windows 7 Pro	Dell Latitude E3540	Sugar Land ‐ Daniel Parson	Daniel Parson	Yes	Yes	Dec‐14	SL
LAP‐THI‐079	42424700042	JHMKK22	Windows 7 Pro	Dell Latitude E3550	Sugar Land ‐ BioMedic Padnet Machines 1	BioMedic Padnet Machines 1	No	No	Jan‐14	SL
LAP‐THI‐080	41529464714	J2TKK22	Windows 7 Pro	Dell Latitude E3550	Sugar Land ‐ BioMedic Padnet Machines 2	BioMedic Padnet Machines 2	No	No	Jan‐14	SL
LAP‐THI‐081	38685127034	HRS4J22	Windows 7 Pro	Dell Latitude E3540	Sugar Land ‐ Dr. Michael Di Iorio	Micheal Di Iorio	Yes	Yes	Jan‐14	SL
LAP‐THI‐082	13979608634	6F73J22	Windows 7 Pro	Dell Latitude E3540	AVAILABLE	AVAILABLE	Yes	Yes	Mar‐15	SL
LAP‐THI‐083	10285854446	4Q3XK32	Windows 7 Pro	Dell Latitude E6440	San Antonio ‐ Dr. Justin Smith	Dr. Justin Smith	Yes	Yes	Mar‐15	SANTX
LAP‐THI‐084	2860475582	1BB1X32	Windows 7 Pro	Dell Latitude E3550	Sugar Land ‐ Heather Grizzle	Heather Grizzle	Yes	Yes	Apr‐15	SL
LAP‐THI‐085	15966965018	7C2BH22	Windows 7 Pro	Dell Latitude 3450	Round Rock ‐ RFA/Exam Room	Round Rock ‐ RFA/Exam Room	No	Yes	Mar‐15	RR
LAP‐THI‐086	42358677914	JGJ9H22	Windows 7 Pro	Dell Latitude 3450	Round Rock ‐ RFA/Exam Room	Round Rock ‐ RFA/Exam Room	No	Yes	Mar‐15	RR
LAP‐THI‐087	7245706718	3BTWN32	Windows 7 Pro	Dell Latitude E6440	San Antonio ‐ Jami Ryals	Jami Ryals	Yes	Yes	Apr‐15	SANTX
LAP‐THI‐088	36637402934	GTWYP12	Windows 8	Dell Latitude E5440	Woodlands ‐ BioMedic Padnet Machine 3	BioMedic Padnet Machines 3	No	No	N/A	RR
LAP‐THI‐089	4471076918	2XYP1w2	Windows 8	Dell Latitude E5440	Clearlake ‐ BioMedic Padnet Machine 4	BioMedic Padnet Machines 4	No	No	N/A	CL
LAP‐THI‐090	10334616374	4QWYP12	Windows 8	Dell Latitude E5440	Katy ‐ BioMedic Padnet Machines 5	BioMedic Padnet Machines 5	No	No	N/A	KT
LAP‐THI‐091	28265583818	CZGLK22	Windows 7 Pro	Dell Latitude E3550	Katy ‐ Paula Davies	Paula Davies	Yes	Yes	Apr‐15	SL
LAP‐THI‐092	14777242238	65DZL32	Windows 7 Pro	Dell Latitude E6440	Clear Lake ‐ Dr. Valenson	AJ Valenson	Yes	Yes	May	CL
LAP‐THI‐093	3012603914	1DTMK22	Windows 7 Pro	Dell Latitude E3550	Katy Clinic ‐ Sheri Macrino	Sheri Macrino	Yes	Yes	May‐15	KTY
LAP‐THI‐094	4669313150	2572L32	Windows 7 Pro	Dell Latitude E6440	Sugar Land ‐ Naina Janjua	Sugar Land ‐ Naina Janjua	Yes	Yes	May‐15	SL
LAP‐THI‐096	14091958910	6H1ZL32	Windows 7 Pro	Dell Latitude E6440	Sugar Land ‐ Shauna Gordon	Shauna Gordon	No	Yes	May‐15	SL
LAP‐THI‐097	35315586686	G81ZL32	Windows 7 Pro	Dell Latitude E6440	Sugar Land ‐ Nisha Franklin	Nisha Franklin	No	Yes	May‐15	SL
LAP‐THI‐098	5309310350	2FT0Y32	Windows 7 Pro	Dell Latitude E3450	San Antonio ‐ RFA/Exam Room	San Antonio ‐ RFA/Exam Room	No	Yes		SL
LAP‐THI‐099	32685183614	F0JWX32	Windows 7 Pro	Dell Latitude E3450	UNKNOWN	UNKNOWN	No	Yes		??
LAP‐THI‐100	37448574590	H7BWX32	Windows 7 Pro	Dell Latitude E3450	San Antonio ‐ RFA/Exam Room	San Antonio ‐ RFA/Exam Room	No	Yes		SA
LAP‐THI‐101	34798140542	FZHWX32	Windows 7 Pro	Dell Latitude E3450	San Antonio ‐ RFA/Exam Room	San Antonio ‐ RFA/Exam Room	No	Yes		SA
LAP‐THI‐102	26564662910	C7BWX32	Windows 7 Pro	Dell Latitude E3450	San Antonio ‐ RFA/Exam Room	San Antonio ‐ RFA/Exam Room	No	Yes		SL
LAP‐THI‐104	28358297102	D0ZSQ32	Windows 7 Pro	Dell Latitude E6440	Katy ‐ Meagan Ong	Meagan Ong	Yes	Yes		KTY
LAP‐THI‐106	3741855374	1PVSY32	Windows 7 Pro	Dell Latitude E3550	Sugar Land ‐ Takia Gray	Takia Gray	Yes	Yes		SL
LAP‐THI‐107	29003186702	DBNQY32	Windows 7 Pro	Dell Latitude E3550	Woodlands ‐ Pam Moore	Pam Moore	No	Yes		SL
LAP‐THI‐108	42124346894	JCNQY32	Windows 7 Pro	Dell Latitude E3550	Sugar Land ‐ Emily Gonzales	Sugar Land ‐ Emily Gonzales				SL
WKS‐THI‐003	3339321481	1J858Y1	Windows 7 Pro	Dell Optiplex 3010	Sugar Land ‐ Billing	Billing	No	Yes		SL
WKS‐THI‐004	333735177	1J778Y1	Windows 7 Pro	Dell Optiplex 3010	Sugar Land ‐ Billing	Billing	No	Yes		SL
WKS‐THI‐005	3337781833	1J788Y1	Windows 7 Pro	Dell Optiplex 3010	Sugar Land ‐ Billing	Billing	No	Yes		SL
WKS‐THI‐006	21680261641	9YJV8Y1	Windows 7 Pro	Dell Optiplex 3010	Sugar Land ‐ Business Admin ‐ 2	Sugar Land ‐ Business/Admin ‐ 2 8tts Admin ‐ 2	No	No	Aug‐13	SL
WKS‐THI‐007	21680308297	9YJW8Y1	Windows 7 Pro	Dell Optiplex 3010	Sugar Land ‐ Business Admin ‐ 1	Sugar Land ‐ Business/Admin ‐ 1 8tts Admin ‐ 1	No	No	Aug‐13	SL

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

WKS‐THI‐008	34793588809	FZF7CY1	Windows 7 Pro	Dell Optiplex 3010	Sugar Land ‐ Business Admin ‐ 4	Sugar Land ‐ Business/Admin ‐ 4 Ctts Admin ‐ 4	No	No	Oct‐13	SL
WKS‐THI‐009	3236959513	1HJ79Y1	Windows 7 Pro	Dell Optiplex 3010	Sugar Land ‐ Business Admin ‐ 3	Sugar Land ‐ Business/Admin ‐ 3 9tts Admin ‐ 3	No	No	Sep‐13	SL
WKS‐THI‐015	11485465525	59Y5DX1	Windows 7 Pro	Dell Optiplex 3010	AVAILABLE	AVAILABLE	No	Yes		SL
WKS‐THI‐016	11483832565	59X6DX1	Windows 7 Pro	Dell Optiplex 3010	Woodlands ‐ PCC ‐ Ext: 902	Sylvia Lopez	No	Yes		KW
WKS‐THI‐017	11483879221	59X7DX1	Windows 7 Pro	Dell Optiplex 3010	Woodlands ‐ PCC ‐ Ext: 913	Cristina Valdez	No	Yes		KW
WKS‐THI‐018	11483785909	59X5DX1	Windows 7 Pro	Dell Optiplex 3010	Woodlands ‐ PCC ‐ Ext: 907	Amanda Walle	No	Yes		KW
WKS‐THI‐019	9263980297	496L8Y1	Windows 7 Pro	Dell Optiplex 3010	Clear Lake ‐ Front Desk	Irma Garza	No	Yes	Sep‐13	CL
WKS‐THI‐020	9262393993	497J8Y1	Windows 7 Pro	Dell Optiplex 3010	Clear Lake ‐ Checkout	Clear Lake‐ Checkout/Checkout 8ttt	No	Yes	Sep‐13	CL
WKS‐THI‐021	9264026953	497K8Y1	Windows 7 Pro	Dell Optiplex 3010	Clear Lake ‐ Nurses Station	Clear Lake ‐ Nurses Station	No	Yes	Sep‐13	CL
WKS‐THI‐022	9263886985	497H8Y1	Windows 7 Pro	Dell Optiplex 3010	Clear Lake ‐ Nurses Station	Clear Lake ‐ Nurses Station	No	Yes	Sep‐13	CL
WKS‐THI‐023	32834638153	F3OW8Y1	Windows 7 Pro	Dell Optiplex 3010	Katy ‐ Nurse Station 1	Katy ‐ Nurse Station 1	No	No	Sep‐13	KT
WKS‐THI‐024	32834498185	F3OT8Y1	Windows 7 Pro	Dell Optiplex 3010	Katy ‐ Nurse Station 2	Katy ‐ Nurse Station 2	No	No	Sep‐13	KT
WKS‐THI‐025	32834591497	F30V8Y1	Windows 7 Pro	Dell Optiplex 3010	Katy ‐ Checkout ‐ Ext: 701	‐ Katy/Checkout 8ttt	No	No	Sep‐13	KT
WKS‐THI‐026	32834684809	F30X8Y1	Windows 7 Pro	Dell Optiplex 3010	Katy ‐ Front Desk ‐ Ext: 700	‐ Katy/Reception 8ttn	No	No	Sep‐13	KT
WKS‐THI‐027	24883811677	BFJ6FZ1	Windows 7 Pro	Dell Optiplex 3020	Sugar Land ‐ Business Admin 5	Sugar Land ‐ Business/Admin 5 Ftts Admin 5	No	No	Jan‐14	SL
WKS‐THI‐028	24883858333	BFJ7FZ1	Windows 7 Pro	Dell Optiplex 3020	Sugar Land ‐ Billing	Sugar Land ‐ Billing	No	No	Jan‐14	SL
WKS‐THI‐029	20413145666	9DLGK02	Windows 7 Pro	Dell Optiplex 3020	Sugar Land ‐ Billing	Sugar Land ‐ Billing	No	Yes	Apr‐14	SL
WKS‐THI‐030	10777331234	4Y8M02	Windows 7 Pro	Dell Optiplex 3020	Round Rock ‐ Front Desk ‐ Ext: 850	Round Rock ‐ Front Desk	No	Yes	Jun‐14	RR
WKS‐THI‐031	21714163778	9Z41W02	Windows 7 Pro	Dell Optiplex 3020	AVAILABLE	AVAILABLE	No	Yes	Aug‐14	SL
WKS‐THI‐032	5352977666	2GJ0W02	Windows 7 Pro	Dell Optiplex 3020	Woodlands ‐ Front Desk ‐ Ext: 900	Woodlands ‐ Front Desk	No	Yes	Aug‐14	WL
WKS‐THI‐033	7059576422	38R3812	Windows 7 Pro	Dell Optiplex 3020	Woodlands ‐ Nurse Station 1	Woodlands ‐ Nurse Station 1	No	Yes	Oct‐14	WL
WKS‐THI‐034	28585535078	D4R3812	Windows 7 Pro	Dell Optiplex 3020	Woodlands ‐ Nurse Station 2	Woodlands ‐ Nurse Station 2	No	Yes	Oct‐14	WL
WKS‐THI‐035	19081753238	8RKS712	Windows 7 Pro	Dell Optiplex 3020	Sugar Land ‐ Billing ‐ Ext: 336	Sugar Land ‐ Billing	No	Yes	Oct‐14	SL
WKS‐THI‐036	17340552614	7YS4812	Windows 7 Pro	Dell Optiplex 3020	Sugar Land ‐ Billing ‐ Ext: 332	Sugar Land ‐ Billing	No	Yes		SL
WKS‐THI‐038	26895888038	CCT4812	Windows 7 Pro	Dell Optiplex 3020	Sugar Land ‐ Billing ‐ Ext: 329	Sugar Land ‐ Billing	No	Yes		SL
WKS‐THI‐039	4765267622	26T4812	Windows 7 Pro	Dell Optiplex 3020	Sugar Land ‐ PCC ‐ Ext: 140	Sugar Land ‐ PCC	No	Yes		SL
WKS‐THI‐040	29555861978	DKSSP22	Windows 7 Pro	Dell Optiplex 3020	Round Rock ‐ Nurses Station	Round Rock ‐ Nurses Station 1	No	Yes	Dec‐14	RR
WKS‐THI‐041	27762406634	CR50Q22	Windows 7 Pro	Dell Optiplex 3020	Round Rock ‐ Nurses Station	Round Rock ‐ Nurses Station 2	No	Yes	Dec‐14	RR
WKS‐THI‐042	27723727514	CQH2P22	Windows 7 Pro	Dell Optiplex 3020	Round Rock ‐ Checkout Station ‐ Ext: 851	Round Rock ‐ Checkout Station	No	Yes	Dec‐14	RR
WKS‐THI‐043	5552774354	2JTZ842	Windows 7 Pro	Dell Optiplex 3020	AVAILABLE	AVAILABLE	No	Yes	Feb‐14	SL
WKS‐THI‐044	16916637602	7RRQ942	Windows 7 Pro	Dell Optiplex 3020	AVAILABLE	AVAILABLE	No	Yes	Mar‐15	SL
WKS‐THI‐045	16914911330	7RQP942	Windows 7 Pro	Dell Optiplex 3020	AVAILABLE	AVAILABLE	No	Yes	Mar‐15	SL
WKS‐THI‐046	17992991522	89KK942	Windows 7 Pro	Dell Optiplex 3020	Sugar Land ‐ Nurse Station	Sugar Land ‐ Nurse Station	No	Yes	Mar‐15	SL
WKS‐THI‐047	13295432162	63VR942	Windows 7 Pro	Dell Optiplex 3020	AVAILABLE	AVAILABLE	No	Yes	Mar‐15	SL
WKS‐THI‐048	13272104162	63HV942	Windows 7 Pro	Dell Optiplex 3020	Sugar Land Billing ‐ Ext: 330	Sugar Land ‐ Billing	No	Yes	Mar‐15	SL
WKS‐THI‐049	16517593982	7L65D32	Windows 7 Pro	Dell Optiplex 3020	AVAILABLE	AVAILABLE	No	Yes	May‐15	SL
WKS‐THI‐050	25466588030	8P65D32	Windows 7 Pro	Dell Optiplex 3020	San Antonio ‐ Front Desk ‐ Ext: 861	San Antonio ‐ Front Desk	No	Yes	May‐15	SANTX
WKS‐THI‐051	3.74439E+11	H765D32	Windows 7 Pro	Dell Optiplex 3020	San Antonio ‐ Checkout ‐ Ext: 860	San Antonio ‐ Checkout	No	Yes	May‐15	SANTX
WKS‐THI‐053	15192047774	6Z8YB32	Windows 7 Pro	Dell Optiplex 3020	Sugar Land ‐ Nurses Station ‐ Ext: 105	Sugar Land ‐ Nurses Station	No	Yes
WKS‐THI‐054	32950814366	F4Y2B32	Windows 7 Pro	Dell Optiplex 3020	Woodlands ‐ PCC ‐ Ext: 910	Woodlands ‐ PCC	No	Yes		WL
WKS‐THI‐055	28839114398	D8Y2B32	Windows 7 Pro	Dell Optiplex 3020	San Antonio ‐ Nurses Station	San Antonio ‐ Nurses Station	No	Yes	Jul‐15	SA
WKS‐THI‐056	14141516726	6HVHS52	Windows 7 Pro	Dell Optiplex 3020	San Antonio ‐ Nurses Station	San Antonio ‐ Nurses Station	No	Yes	Jul‐15	SA
WKS‐THI‐057	16837472774	7QGLH52	Windows 7 Pro	Dell Optiplex 3020	Woodlands ‐ Checkout Station ‐ Ext: 901	Woodlands ‐ Checkout Station	No	Yes		WL
WKS‐THI‐058	7134520358	39ZPJ52	Windows 7 Pro	Dell Optiplex 3020	Sugar Land ‐ Billing	Sugar Land ‐ Billing	No	Yes	Aug‐15	SL

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

WKS‐THI‐059	15841649702	79ZPJ52	Windows 7 Pro	Dell Optiplex 3020	Sugar Land ‐ PCC	Sugar Land ‐ PCC	No	Yes	Aug‐15	SL
WKS‐THI‐060	35372224550	G8ZPJ52	Windows 7 Pro	Dell Optiplex 3020	Sugar Land ‐ PCC	Sugar Land ‐ PCC	No	Yes	Aug‐15	SL
WKS‐THI‐061	20013815846	962PJ52	Windows 7 Pro	Dell Optiplex 3020	Sugar Land ‐ PCC	Sugar Land ‐ PCC	No	Yes	Aug‐15	SL
WKS‐THI‐062	13543925014	67ZPJ52	Windows 7 Pro	Dell Optiplex 3020	Sugar Land ‐ PCC	Sugar Land ‐ PCC	No	Yes	Aug‐15	SL
WKS‐THI‐063	15660251174	76ZPJ52	Windows 7 Pro	Dell Optiplex 3020	Sugar Land ‐ PCC	Sugar Land ‐ PCC	No	Yes	Aug‐15	SL
WKS‐THI‐064	20678943782	9HZPJ52	Windows 7 Pro	Dell Optiplex 3020	Sugar Land ‐ PCC	Sugar Land ‐ PCC	No	Yes	Aug‐15	SL
WKS‐THI‐065	2599557158	16ZPJ52	Windows 7 Pro	Dell Optiplex 3020	Clearl Lake ‐ Clinic Workstation ‐ Dr. Valenson Office	Clearl Lake ‐ Clinic Workstation	No	Yes	Aug‐15	SL
WKS‐THI‐066	24246448166	B4ZPJ52	Windows 7 Pro	Dell Optiplex 3020	AVAILABLE	AVAILABLE	No	Yes	Aug‐15	SL
WKS‐THI‐067	34381297766	FSLQJ52	Windows 7 Pro	Dell Optiplex 3020	Katy ‐Angio Suite ‐ Front Desk ‐ Ext: 712	Katy ‐Angio Suite ‐ Front Desk	NO	Yes	Aug‐15	SL
WKS‐THI‐068	38298023606	HLDNK52	Windows 7 Pro	Dell Optiplex 3020	Clearlake ‐ PCC ‐ Ext: 602	Clear Lake ‐ PCC	No	Yes	Oct‐15	CL

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

MONITORS
Model	Serial Number	Workstation	Location
Dell P2414h, 23.8"	CN‐0524N3‐74261‐54I‐2GCL	San Antonio ‐ Nurses Station ‐ Ext: 864 or 865	SA
Dell P2414h, 23.8"	CN‐0524N3‐74261‐		SL
Dell P2414h, 23.8"	CN‐5024N3‐74261‐4CO‐15DB	Woodlands ‐ PCC ‐ Ext: 902	WL
Dell P2414h, 23.8"	CN‐5024N3‐74261‐46B‐109U	Front Desk ‐ South Austin	SA
Dell P2414h, 23.8"	CN‐5024N3‐74261‐46B‐1P4U	Front Desk ‐ South Austin	SA
Dell P2414h, 23.8"	CN‐5024N3‐74261‐74A‐1P7U	Sugar Land ‐ Front Desk ‐ Ext: 100	SL
Dell P2414h, 23.8"	CN‐5024N3‐74261‐46A‐1P7U	Front Desk ‐ South Austin	SA
Dell P2414h, 23.8"	CN‐0524N3‐74261‐53R‐380B	South Austin ‐ Front Desk ‐ Ext: 820	SA
Dell P2414h, 23.8"	CN‐0524N3‐74261‐51R‐1DNL	Sugar Land ‐ Billing ‐ Ext: 331	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐	Round Rock ‐ Front Desk ‐ Ext: 850	RR
Dell P2414h, 23.8"	CN‐0524N3‐74261‐53S‐0H0B	San Antonio ‐ Business Desk ‐ Ext: 869	SANTX
Dell P2414h, 23.8"	CN‐0524N3‐74261‐53R‐381B	San Antonio ‐ Front Desk ‐ Ext: 860	SANTX
Dell P2414h, 23.8"	CN‐0524N3‐74261‐53S‐0H4B	San Antonio ‐ Front Desk ‐ Ext: 860	SANTX
Dell P2414h, 23.8"	CN‐0524N3‐74261‐53R‐380B	San Antonio ‐ Checkout Station ‐ Ext: 861	SANTX
Dell P2414h, 23.8"	CN‐0524N3‐74261‐54I‐2JAL		SANTX
Dell P2414h, 23.8"	CN‐0524N3‐74261‐36J‐OC3L	Sugar Land ‐ Chris Johnson ‐ EXT: 312	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐54I‐2GKL	Sugar Land ‐ Sandy Page	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐54I‐4EVL	San Antonio ‐ Nurses Station ‐ Ext: 864 or 865	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐567‐1VVB	Sugar Land ‐	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐		SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐		SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐53S‐04FB	Woodlands ‐ Ann Hull ‐ Ext: 910	WL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐53S‐0Y3B	Woodlands ‐ Ann Hull ‐ Ext: 910	WL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐567‐16TB	Woodlands ‐ Provider Desk ‐ Ext: 908	WL
Dell P2414h, 23.8"	CN‐0W4XCG‐74445‐180‐ELEM		BL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐51‐1HFL	Sugar Land ‐ Billing ‐ Ext: 335	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐51R‐20VL	Sugar Land ‐ Billing ‐ Ext: 336	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐51R‐1DNL		BL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐51R‐1HDL	Sugar Land ‐ Billing ‐ Ext: 335	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐51R‐20HL	Sugar Land ‐ Conference Room ‐ 339	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐391‐1PFL		CL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐363‐OMTL	Clearlake ‐ Nurse's Station ‐ Ext: 604 or 605	CL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐363‐O6YL	Clearlake ‐ Nurse's Station ‐ Ext: 604 or 605	CL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐363‐06VL	Clearlake ‐ PCC ‐ Ext: 601	CL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐370‐39RL	Clearlake ‐ Front Desk ‐ Ext: 600	CL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐363‐077L	Clearlake ‐ Front Desk‐ Ext: 600	CL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐391‐1PVL	Katy ‐ Provider Office ‐ Ext: 708	KT

Dell P2414h, 23.8"	CN‐0524N3‐74261‐36J‐0CYL	Katy ‐ Front Desk ‐ Ext: 700	KT
Dell P2414h, 23.8"	CN‐0524N3‐74261‐36J‐0D6L	Katy ‐ Checkout Station ‐ Ext: 701	KT

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

Dell P2414h, 23.8"	CN‐0524N3‐74261‐36J‐0D5L	Katy ‐ Nurses Station ‐ Ext: 704 or 705	KT
Dell P2414h, 23.8"	CN‐0524N3‐74261‐36J‐0CWL	Katy ‐ Nurses Station ‐ Ext: 704 or 706	KT
Dell P2414h, 23.8"	CN‐0524N3‐74261‐541‐57D‐4H4U	Clear Lake ‐	KT
Dell P2414h, 23.8"	CN‐0524N3‐74261‐541‐57E‐49MB	Katy ‐ Angio Suite ‐ Ext: 712	KT
Dell P2414h, 23.8"	CN‐ORNMH6‐74445‐14E‐338L	Woodlands ‐ Checkout Station Ext: 901	WL
ASUS VS247H	D3LMTF145072	Woodlands ‐ Front Desk	WL
Dell P2414h, 23.8"	CN‐OGFXN4‐7445‐33F‐380L	Woodlands ‐ PCC ‐ Ext: 907	WL
Dell P2414h, 23.8"	CN‐ODTOPH‐74261‐333‐2Y6L	Woodlands ‐ PCC ‐ Ext: 913	WL
Dell P2414h, 23.8"	CN‐ODTOPH‐74261‐333‐2WFL	Woodlands ‐ PCC ‐ Ext: 902	WL
ASUS VS247H‐P	D3LMTF145070	IT Help Desk ‐ TO BE SOLD	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐49Q‐694L	Woodlands ‐ PCC ‐ Ext: 907	WL
Dell P2414h, 23.8"	TW‐027HW3‐74264‐49A‐040L	Round Rock ‐ Nurse Station ‐ Ext: 854	RR
Dell P2414h, 23.8"	CN‐0524N3‐74261‐48R‐101L	Round Rock ‐ Nurse Station ‐ Ext: 854	RR
Dell P2414h, 23.8"	TW‐027HW3‐74264‐49A‐03NL	Round Rock ‐ Checkout ‐ Ext: 851	RR
Dell P2414h, 23.8"	CN‐0524N3‐74261‐4CO‐15DB	Woodlands ‐ Business Desk ‐ Ext:909	RR
ASUS VS247H‐P	D3LMTF145073	IT Help Desk ‐ TO BE SOLD	SL
ASUS VS247H‐P	D7LMTF224008	IT Help Desk ‐ TO BE SOLD	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐363‐03FL	Sugar Land ‐ Billing ‐ Ext: 342	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐36J‐03CL		SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐391‐1PGL	Sugar Land ‐ Billing ‐ Ext: 344	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐363‐07TL		SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐3BH‐46ML	Sugar Land ‐ PCC ‐ Ext: 341	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐3BH‐446L	Sugar Land ‐ PCC ‐ Ext: 341	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐3BH‐48DL	Sugar Land ‐ Operations ‐ Ext: 300	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐3BH‐48EL	Sugar Land ‐ Billing ‐ Ext: 340	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐3BH‐46CL		SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐3BH‐4CCL	Sugar Land ‐ CBO ‐ Micah Grossman (Home Use)	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐420‐53AL		SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐420‐5FFL		SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐43R‐9DWL	Sugar Land ‐ Nurses Station ‐ Ext: 104 or 105	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐43R‐9E9L	Sugar Land ‐ Nurses Station ‐ Ext: 104 or 105	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐43S‐2N1L		SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐45C‐5EOL		SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐45C‐5EIL	NO Ext: Desk Next to Naina	SL
Dell P2414h, 23.8"	CN‐5024N3‐74261‐46C‐OD3U	AVAILABLE	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐49Q‐68WL	Sugar Land ‐ Checkout Station ‐ Ext: 102	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐51R‐0EKL	Sugar Land ‐ Billing ‐ Ext: 320	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐57E‐06BU	Sugar Land ‐ PCC	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐57D‐4H6U	Clear Lake ‐ Provider Workstation	CL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐57E‐0G8U	Sugar Land ‐ Operations: Ext: 303	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐57E‐49KB	Sugar Land ‐ PCC: Ext: 147	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐57D‐4H7U	Sugar Land ‐	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐541‐57D‐OHSU	Sugar Land ‐ PCC: Ext: 145	SL

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

Dell P2414h, 23.8"	CN‐0524N3‐74261‐541‐51R‐OERL	Sugar Land ‐ PCC: Ext: 145	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐541‐57G‐0G2U	Sugar Land ‐ PCC: Ext: 146	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐541‐3BH‐46CL	Sugar Land ‐ PCC: Ext: 146	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐48N‐1MGL	Sugar Land ‐ Billing ‐ Ext. 326	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐48O‐1TGL		SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐48F‐3FGL	Katy ‐ Checkout Station ‐ Ext: 701	KTY
Dell P2414h, 23.8"	CN‐0524N3‐74261‐48F‐3FDL	Sugar Land ‐ PCC: Ext: 140	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐48F‐3K6L	Sugar Land ‐ PCC ‐ Ext: 140	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐48F‐3K5L	Sugar Land ‐ Billing ‐ Ext: 344	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐48F‐3K4L	Sugar Land ‐ Billing ‐ Ext: 331	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐48F‐117L	Katy ‐ Business Desk ‐ Ext: 709	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐48F‐118L	Sugar Land ‐ PCC ‐ Ext: 142	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐48F‐OAAL	Sugar Land ‐ PCC ‐ Ext: 144	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐48F‐OACL	Sugar Land ‐ PCC‐ Ext: 142	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐48F‐3FKL	Sugar Land ‐ PCC ‐ Ext: 144	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐48F‐116L	Sugar Land ‐ PCC ‐ Ext: 143	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐57D‐4H1U	Sugar Land ‐ Operations ‐ Ext:310	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐57E‐0G7U	Sugar Land ‐ PCC:	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐57D‐4HAU	Sugar Land ‐ Operations ‐ Ext: 315	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐57D‐4HPU	Katy ‐ Front Desk ‐ Ext: 700	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐57D‐4HHU	Sugar Land ‐ PCC: Ext:144	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐57D‐4HDU	Sugar Land ‐ PCC: Ext: 316	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐57D‐4HCU	Sugar Land ‐ PCC: Ext: 149	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐57D‐4HGU	Sugar Land ‐ PCC	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐57E‐OHRU	Woodlands ‐ PCC ‐ Ext: 913	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐57E‐0G9U	Sugar Land ‐ PCC: Ext:148	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐57D‐4HJU	Sugar Land ‐ Operations ‐ Ext:314	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐57D‐4J9U	Sugar Land ‐ Operations ‐ Ext: 313	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐45C‐OCYU	Woodlands ‐ Front Desk	WL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐46C‐0D3U	Woodlands ‐ Nurses Station	WL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐48A‐OLEU	Woodlands ‐ Nurses Station	WL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐48A‐OKKU	Woodlands ‐ Business Desk	WL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐363‐083L	Available
ASUS VS247H‐P	CBLMTF215552
Dell P2414h, 23.8"	CN‐0524N5‐74261‐370‐394L	WKS‐THI‐BIL07
Dell P2414h, 23.8"	CN‐0524N3‐74261‐327‐290L	Sugar Land ‐ Billing ‐ Ext: 342	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐48F‐3K4L	Sugar Land ‐ PCC ‐ Ext: 141	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐36J‐074L	Sugar Land ‐ Billing ‐ Ext: 331	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐36J‐0MVL	Sugar Land ‐ Billing ‐ Ext: 334	SL
Dell P2414h, 23.8"	OGFXN4‐74445‐33F‐385L	Sugar Land ‐ Billing ‐ Ext: 332	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐36J‐0N0L	Sugar Land ‐ Billing ‐ Ext: 332	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐48N‐1MGL	Sugar Land ‐ Billing ‐ Ext: 336	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐43S‐ZN1L	Sugar Land ‐ Billing ‐ Ext: 336	SL

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

Dell P2414h, 23.8"	CN‐0524N3‐74261‐51R‐OEKL	Sugar Land ‐ Billing ‐ Ext: 330	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐36J‐07TL	Sugar Land ‐ Billing ‐ Ext: 330	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐42O‐5FFL	Sugar Land ‐ Billing ‐ Ext: 337	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐42O‐53AL	Sugar Land ‐ Billing ‐ Ext: 337	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐51R‐20KL	Sugar Land ‐ Billing ‐ Ext: 339	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐57D‐4JDU	Sugar Land ‐ Billing ‐ Ext: 302	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐36Q‐1JRL	Sugar Land ‐ Operations ‐ Ext:302	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐54I‐4F5L	Sugar Land ‐ Checkout Station ‐ Ext:101	SL
Dell P2414h, 23.8"	CN‐0524N3‐74261‐54I‐2JUL	Sugar Land ‐ Front Desk ‐ Ext: 100	SL
Dell P2414h, 23.8"	CN‐DRNMH6‐74445‐74E‐338L	Woodlands ‐ Checkout Station Ext: 901	WL
ASUS VS13518H‐P	CBLMTF54222123973	Katy ‐ Provider Office ‐ No Extension	KTY
ASUS VS13518H‐P	CBLMTF223055	IT Help Desk ‐ TO BE SOLD	SL
ASUS VS13518H‐P	CBLMTF215563	IT Help Desk ‐ TO BE SOLD	SL
Dell Neo Flex/13067‐K12	33‐310‐060‐00	IT Help Desk ‐ TO BE SOLD	SL
Dell Neo Flex/13067‐K12	33‐310‐060‐00	IT Help Desk ‐ TO BE SOLD	SL
Dell Flat Panel	CN‐0W4XCG‐7445‐180‐ELEM	IT Help Desk ‐ TO BE SOLD	SL
ASUS VS13518H‐P	CBLMTF166539	IT Help Desk ‐ TO BE SOLD	SL
ASUS VS13518H‐P	CZLMTF079905	Sugar Land ‐ Billing ‐ Ext: 342	SL
ASUS VS13518H‐P	CCLMTF112864	Sugar Land ‐ Billing ‐ Ext: 342	SL

APPLE IPAD
#	Last Update/ Software Version	Name	IPad Series	Model #	Serial Number	Location	Vendor	Chargers ?	Apple Care?	Case?
1	11/21‐16/9.3.5	HVC Sugar Land 1	RFB IPAD WI‐FI CELL 16GB WHT	FE198LL/A	F8QMM05WF190	SL	Apple	Yes	Yes	Yes
2	11/21‐16/9.3.5	HVC Sugar Land 2	RFB IPAD WI‐FI CELL 16GB WHT	FE198LL/A	F8QMM03HF190	SL	Apple	Yes	Yes	Yes
3	11/21‐16/9.3.5	HVC The Woodlands 1	RFB IPAD WI‐FI CELL 16GB WHT	FE198LL/A	F8QMM058F190	SL	Apple	Yes	Yes	Yes
4	11/21‐16/9.3.5	HVC The Woodlands 2	RFB IPAD WI‐FI CELL 16GB WHT	FE198LL/A	F8QMM02AF190	SL	Apple	Yes	Yes	Yes
5	10/19‐16/9.3.5	HVC Round Rock 1	RFB IPAD WI‐FI CELL 16GB WHT	MC989LL/A	DYTKW451DKPH	SL	Apple	Yes	Yes	Yes
6	6‐22‐16/9.3.2	HVC Round Rock 2	RFB IPAD WI‐FI CELL 16GB WHT	MC989LL/A	DYTKV4SKDKPH	SL	Apple	Yes	Yes	Yes
7	10/19‐16/9.3.5	HVC South Austin	RFB IPAD WI‐FI CELL 16GB WHT	MC989LL/A	DYTKW2WHDKPH	SL	Apple	Yes	Yes	Yes
8	9.3.5	HVC ‐ IT Help Desk 5	RFB IPAD WI‐FI CELL 16GB WHT	MC989LL/A	DMPPGX13PDKPH	SL	Apple	Yes	Yes	Yes
9	11/21‐16/9.3.5	HVC Bellaire 1	RFB IPAD 2 WI‐FI 32GB WHT	FC980LL/A	F8QNW023DKPJ	SL	Apple	Yes	Yes	Yes
10	11/21‐16/9.3.5	HVC Bellaire 2	RFB IPAD 2 WI‐FI 32GB WHT	FC980LL/A	F8QNW0J7DKPJ	SL	Apple	Yes	Yes	Yes
11	11/21‐16/9.3.5	HVC Clearlake 1	RFB IPAD 2 WI‐FI 32GB WHT	FC980LL/A	F8QNW044DKPJ	SL	Apple	Yes	Yes	Yes
12	11/21‐16/9.3.5	HVC Clearlake 2	RFB IPAD 2 WI‐FI 32GB WHT	FC980LL/A	F8QNW02EDKPJ	SL	Apple	Yes	Yes	Yes
13	11/21‐16/9.3.5	HVC Katy 1	RFB IPAD 2 WI‐FI 32GB WHT	FC980LL/A	F8QNW0GVDKPJ	SL	Apple	Yes	Yes	Yes
14	11/21‐16/9.3.5	HVC Katy 2	RFB IPAD 2 WI‐FI 32GB WHT	FC980LL/A	F8QNW05VDKPJ	SL	Apple	Yes	Yes	Yes
15	11/21‐16/9.3.5	HVC ‐ South Austin	RFB IPAD 2 WI‐FI 32GB WHT	FC980LL/A	F8QNW012DKPJ	SL	Apple	Yes	Yes	Yes
16	10/19‐16/9.3.5	HVC Kingwood 1	RFB IPAD 2 WI‐FI 32GB WHT	FC980LL/A	F8QNW09JDKPJ	TB	Apple	Yes	Yes	Yes
14	11/21‐16/9.3.5	HVC Kingwood 2	RFB IPAD 2 WI‐FI 32GB WHT	FC980LL/A	F8QNW02NDKPJ	TB	Apple	Yes	Yes	Yes
18	11/21‐16/9.3.5	HVC ‐ IT HelpDesk 4	RFB IPAD 2 WI‐FI 32GB WHT	FC980LL/A	F8QNW07ADKPJ	TB	Apple	Yes	Yes	Yes
19	11/21‐16/9.3.5	HVC ‐ IT HelpDesk 1	RFB IPAD 2 WI‐FI 32GB WHT	FC980LL/A	F8QNW02PDKPJ	TB	Apple	Yes	Yes	Yes
20	11/21‐16/9.3.5	HVC San Antonio 1	RFB IPAD 2 WI‐FI 32GB WHT	FC980LL/A	F8QNW04JDKPJ	TB	Apple	Yes	Yes	Yes
21	11/21‐16/9.3.5	HVC ‐ IT HelpDesk 3	RFB IPAD 2 WI‐FI 32GB WHT	FC980LL/A	F8QNW019DKPJ	TB	Apple	Yes	Yes	Yes
22	11/21‐16/9.3.5	HVC ‐ IT HelpDesk 2	RFB IPAD 2 WI‐FI 32GB WHT	FC980LL/A	F8QNW02BDKPJ	TB	Apple	Yes	Yes	Yes
24	11/21‐16/9.3.5	HVC San Antonio 2	RFB IPAD 2 WI‐FI 32GB WHT	FC980LL/A	F8QNW07JDKPJ	TB	Apple	Yes	Yes	Yes

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

COMPUTER SPEAKERS
Model	Serial Number	Ext	Workstation	Location	User
Logitech Z130 Stereo Speakers	N/A	330	WKS‐THI‐048	SL	Billing Workstation
Logitech Z130 Stereo Speakers	N/A	335	WKS‐THI‐005	SL	Billing Workstation
Logitech Z130 Stereo Speakers	N/A	339	WKS‐THI‐038	SL	Billing Workstation
Logitech Z130 Stereo Speakers	N/A	331	WKS‐THI‐003	SL	Billing Workstation
Logitech Z130 Stereo Speakers	N/A	334	WKS‐THI‐004	SL	Billing Workstation
Logitech Z130 Stereo Speakers	N/A	332	WKS‐THI‐028	SL	PCC Workstation
Logitech Z130 Stereo Speakers	N/A	140	WKS‐THI‐039	SL	PCC Workstation
Logitech Z130 Stereo Speakers	N/A	141	WKS‐THI‐007	SL	PCC Workstation
Logitech Z130 Stereo Speakers	N/A	339	WKS‐THI‐038	SL	Billing Workstation
Logitech Z130 Stereo Speakers	N/A	333	WKS‐THI‐039	SL	Billing Workstation
Logitech Z130 Stereo Speakers	N/A	336	WKS‐THI‐035	SL	Billing Workstation
Logitech Z130 Stereo Speakers	N/A	910	WKS‐THI‐054	WL	PCC Workstation
Logitech Z130 Stereo Speakers	N/A	344	WKS‐THI‐036	SL	Billing Workstation
Logitech Z130 Stereo Speakers	N/A	343	WKS‐THI‐	SL	Billing Workstation
Logitech Z130 Stereo Speakers	N/A	342	WKS‐THI‐062	SL	Billing Workstation
Logitech Z130 Stereo Speakers	N/A	341	WKS‐THI‐058	SL	Billing Workstation
Logitech Z130 Stereo Speakers	N/A	337	WKS‐THI‐029	SL	Billing Workstation
Logitech Z130 Stereo Speakers	N/A	148	WKS‐THI‐060	SL	PCC Workstation
Logitech Z130 Stereo Speakers	N/A	142	WKS‐THI‐006	SL	PCC Workstation
Logitech Z130 Stereo Speakers	N/A	143	WKS‐THI‐009	SL	PCC Workstation
Logitech Z130 Stereo Speakers	N/A	144	WKS‐THI‐027	SL	PCC Workstation
Logitech Z130 Stereo Speakers	N/A	145	WKS‐THI‐064	SL	PCC Workstation
Logitech Z130 Stereo Speakers	N/A	146	WKS‐THI‐061	SL	PCC Workstation
Logitech Z130 Stereo Speakers	N/A	907	WKS‐THI‐018	WL	PCC Workstation
Logitech Z130 Stereo Speakers	N/A	701	WKS‐THI‐025	KTY	PCC Workstation
Jawbone Jambox Wireless Bluetooth Speakers	JBE4270012FD2		RFA ROOM 1	SL	N/A
Jawbone Jambox Wireless Bluetooth Speakers	JBE42700762D2		RFA ROOM 2	SL	N/A
Jawbone Jambox Wireless Bluetooth Speakers	JBE427004C502		RFA ROOM 3	SL	N/A
Jawbone Jambox Wireless Bluetooth Speakers	JBE42501338D2		RFA ROOM 4	SL	N/A
Sonos Speaker Set	1304‐00‐0E‐58‐8F‐3E‐A0‐B		SL CLINIC	SL	N/A
Sonos Speaker Set	1309‐00‐0E‐58‐C8‐A3‐7C‐E		SL CLINIC	SL	N/A
Sonos Speaker Set	1311‐00‐0E‐58‐CC‐C4‐20‐A		SL CLINIC	SL	N/A
Sonos Speaker Set	1309‐00‐0E‐58‐C067‐4E‐2		SL CLINIC	SL	N/A

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

PRINTERS AND COPY MACHINES
Serial Number	IP ADDRESS	Model	Eqt. I.D.	Printer Name	User	PW	Location	Vendor
MX4361359	https://192.168.50.50/	Xerox Color Cube 7845PTS	J7146	SUGARLAND‐PTR‐SUITE 113	Admin	1111	SUGAR LAND ‐ CBO ‐ SUITE 113	Dahill
XL3612020	http://192.168.50.250	Xerox 6605DN	J2040	SUGAR LAND ‐ NURSE STATION	Admin	N/A	SUGAR LAND ‐ NURSE STATION	Dahill
MX4357869	http://192.168.50.90	Xerox Color Cube 7845PTS	J8902	SUGARLAND‐PTR‐FRONTDESK	Admin	1111	SUGAR LAND ‐ FRONT DESK	Dahill
E5B587695	http://192.168.50.60	Xerox Color Cube 4265	J7424	SUGARLAND‐PTR‐SUITE 160	Admin	1111	SUGARLAND ‐ CBO ‐ SUITE 160	Dahill
XL3614769	http://192.168.100.10	Xerox 6605DN	J7151	KATY‐PTR‐FRONTDESK	Amin	1111	BELLAIRE ‐ FRONT DESK	Dahill
A2T204144	http://192.168.100.12	Xerox 3615	K1979	KATY‐PTR‐NURSESTATION	Admin	1111	BELLAIRE ‐ NURSES STATION	Dahill
LBP262057	http://192.168.90.10	Xerox 3635X	H4034	CLEARLAKE‐PTR‐FRONTDESK	Admin	N/A	CLEARLAKE/WEBSTER ‐ FRONT DESK	Dahill
XL3619829	http://192.168.90.12	Xerox 6605DN	K2068	CLEARLAKE‐PTR‐NURSESTATION	Nurse Station	N/A	CLEARLAKE/WEBSTER ‐ NURSE	Dahill
A2T379496	http://192.168.100.13	Xerox 3615DN	H4811	KATY‐PTR‐ANGIO SUITE	Admin	1111	KATY‐ ANGIO SUITE	Dahill
XL3604843	http://192.168.120.50/	Xerox 6605DN	H6012	ROUND ROCK‐PTR‐FRONTDESK	Admin	N/A	ROUND ROCK ‐ FRONT DESK	Dahill
A2T199855	http://192.168.120.60	Xerox 3615	J7152	ROUND ROCK‐PTR‐NURSESTATION	Admin	1111	ROUND ROCK ‐ NURSES STATION	Dahill
XL3609794	http://192.168.80.50	Xerox 6605DN	J1343	WOODLANDS‐PTR‐FRONTDESK	Admin	N/A	WOODLANDS ‐ FRONTDESK	Dahill
A2T199853	http://192.168.80.60	Xerox 3615	J6266	WOODLANDS‐PTR‐NURSESTATION	Admin	1111	WOODLANDS ‐ NURSE STATION	Dahill
XL3620476	http://192.168.110.10	Xerox 6605DN	K2848	SANANTONIO‐PTR‐FRONT DESK	Admin	N/A	SANANTONIO ‐ FRONT DESK	Dahill
A2T381528	http://192.168.110.11	Xerox 3615	K9409	SANANTONIO‐PTR‐ NURSESTATION	Admin	N/A	SANANTONIO ‐ NURSE STATION	Dahill
5D2F191454	N/A	Brother MFC‐J430W	N/A	IT HelpDesk ‐ HAMILTON ‐ PTR ‐ 003	N/A	N/A	IT HELPDESK ‐ AVAILABLE	Brother
5A3F381193	N/A	Brother MFC‐J430W	N/A	IT HelpDesk ‐ HAMILTON ‐ PTR ‐ 009	N/A	N/A	IT HELPDESK ‐ AVAILABLE	Brother
U63536A4F224390	N/A	Brother MFC‐J470DW	N/A	HAMILTON ‐ PTR ‐ 004 ‐ EXT: 701	N/A	N/A	KATY ‐ CHECKOUT STATION EXT: 701	Brother
CN31U3RG7P	N/A	HP Officejet 6100	N/A	IT HelpDesk ‐ HAMILTON ‐ PTR ‐ 005	N/A	N/A	IT HELPDESK ‐ AVAILABLE	Hewlett
CN55L690D9	N/A	HP Officejet 4630 All‐in‐One	B4L03A‐80020	IT HelpDesk ‐ HAMILTON ‐ PTR ‐ 006 (CL)	N/A	N/A	IT HELPDESK ‐ AVAILABLE	Hewlett
CN54M571N2	N/A	HP Officejet 4630 All‐in‐One	B4L03A‐80020	IT HelpDesk ‐ HAMILTON ‐ PTR ‐ 007 (SL)	N/A	N/A	CLEARLAKE CLINIC ‐ SUITE 210	Hewlett
CN510593JM	N/A	HP Officejet 4630 All‐in‐One	B4L03A‐80020	IT HelpDesk ‐ HAMILTON ‐ PTR ‐ 008 (SL)	N/A	N/A	IT HELPDESK ‐ AVAILABLE	Hewlett
Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

SCANNERS
Model	Serial Number	Eqt ID	Location
Kodak Scanmate i1120	46498079	N/A	SUGAR LAND ‐ IT HELP DESK ‐ AVAILABLE
KodaK Scanmate i1120	46489659	N/A	CLEAR LAKE ‐ FRONT DESK ‐ EXT. 600
Kodak ScanMate i1120	52481940	N/A	SUGARLAND ‐ IT HELP DESK ‐ AVAILABLE
DocuMate 3115	2ARCU50655	G7663	SUGAR LAND ‐ FRONT DESK EXT. 100
DocuMate 3115	2ARCU50470	G7664	SUGAR LAND ‐ IT HELP DESK ‐ AVAILABLE
DocuMate 3115	2ARCU50100	G2825	KATY ‐ FRONT DESK ‐ EXT. 700
DocuMate 3115	2ARCU50022	G2824	SUGAR LAND ‐ AVAILABLE IT HELPDESK
DocuMate 3115	357CU21512	H4983	SUGAR LAND ‐ BILLING DEPARTMENT ‐ EXT: 340
DocuMate 3115	357CU21060	N/A	WOODLANDS ‐ FRONT DESK ‐ EXT. 900
Brother Dsmobile 620	U63543B4U113426	5wD70100101	Sugar Land ‐ Clinic
Brother Dsmobile 620		5wD70100101	Willowbrook ‐ Clinic
Brother Dsmobile 620	U63543G4U114455	5wD70100101	Clear Lake ‐ Clinic
Brother Dsmobile 620	U63543D4U114970	5wD70100101	Woodlands ‐ Clinic
Brother Dsmobile 620	U63543F4U113929	5wD70100101	Bellaire ‐ Clinic
Brother Dsmobile 620	U63543L3U112972	5wD70100101	South Austin ‐ Clinic
Brother Dsmobile 620	U63543A4U114194	5wD70100101	Round Rock ‐ Clinic
Schedule 1.1(a)
Purchased Assets/Contracts

3688526.6                                        34

3688526.6                                        32

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

WIRELESS HEADSETS
Model	Serial Number	Workstation	Location
Plantronics, Convertible, 900MHZ	02C350	Sugar Land ‐ Billing ‐ 337	SL
Plantronics, Convertible, 900MHZ	02C34X	Sugar Land ‐ Billing ‐ 344	SL
Plantronics, Convertible, 900MHZ	02C2355	Sugar Land ‐ Checkout Station 101	SL
Plantronics, Convertible, 900MHZ	02C34W	Katy ‐ Checkout 701	KT
Plantronics, Convertible, 900MHZ	N/A	Sugar Land ‐ Billing ‐ 331	SL
Plantronics, Convertible, 900MHZ	N/A	Sugar Land ‐ Billing ‐ 332	SL
Plantronics, Convertible, 900MHZ	N/A	Sugar Land ‐ PCC Admin ‐ 140	SL
Plantronics, Convertible, 900MHZ	N/A	Sugar Land ‐ PCC Admin ‐ 141	SL
Plantronics, Convertible, 900MHZ	N/A	Sugar Land ‐ PCC Admin ‐ 142	SL
Plantronics, Convertible, 900MHZ	N/A	Sugar Land ‐ Billing ‐ 342	SL
Plantronics, Convertible, 900MHZ	N/A	Sugar Land ‐ Billing ‐ 343	SL
Plantronics, Convertible, 900MHZ	N/A	Sugar Land ‐ Biliing ‐ 339	SL
Plantronics, Convertible, 900MHZ	0643PN	Sugar Land ‐ Billing ‐ 330	SL
Plantronics, Convertible, 900MHZ	0643PD	IT HELPDESK	SL
Plantronics, Convertible, 900MHZ	064DDJ	Sugar Land ‐ Billing ‐ 341	SL
Plantronics, Convertible, 900MHZ	0643PW	Georgia ‐ PCC Admin ‐ 151	SL
Plantronics, Convertible, 900MHZ	064DDU	Woodlands ‐ PCC ‐ 910	WL
Plantronics, Convertible, 900MHZ	064DDL	Sugar Land ‐ Billing‐ 335	SL
Plantronics, Convertible, 900MHZ	03PMDH	Sugar Land ‐ PCC Admin ‐	SL
Plantronics, Convertible, 900MHZ	03PMDI	Sugar Land ‐ PCC Admin ‐ 144	SL
Plantronics, Convertible, 900MHZ	03X37C	Sugar Land ‐ PCC Admin ‐ 145	SL
Plantronics, Convertible, 900MHZ	03X37D	Sugar Land ‐ PCC Admin ‐ 150	SL
Plantronics, Convertible, 900MHZ	03X36F	Sugar Land ‐ PCC Admin ‐ 147	SL
Plantronics, Convertible, 900MHZ	03X37R	Sugar Land ‐ PCC Admin ‐ 143	SL
Plantronics, Convertible, 900MHZ	03X37K	Sugar Land ‐ Billing ‐ 336	SL
Plantronics, Convertible, 900MHZ	07RRGR	Future Sugar Land ‐ PCC Admin ‐ 148	SL
Plantronics, Convertible, 900MHZ	07RGGT	Futurer Sugar Land ‐ PCC Admin ‐ 149	SL
Plantronics, Convertible, 900MHZ	03X36N	Sugar Land ‐ Billing ‐ 334	SL
Plantronics, Convertible, 900MHZ	07RRGU	Sugar Land ‐ IT HELPDESK ‐ 317	SL
Plantronics, Convertible, 900MHZ	03X36M	Woodlands ‐ PCC ‐ 902	WL
Plantronics, Convertible, 900MHZ	03PME2	Woodlands ‐ PCC‐ 914	WL
Plantronics, Convertible, 900MHZ	03PME3	Sugar Land ‐ Billing ‐ 340	SL
Plantronics, Convertible, 900MHZ	N/A	Clear Lake ‐ PCC ‐ 601	CL
Plantronics, Convertible, 900MHZ	N/A	Clear Lake ‐ PCC ‐ 602	CL
Plantronics, Convertible, 900MHZ	N/A	Round Rock ‐ Front Desk ‐ 850	RR
Plantronics, Convertible, 900MHZ	N/A	Woodlands ‐ PCC ‐ 907	WL
Plantronics, Convertible, 900MHZ	N/A	Woodlands ‐ PCC ‐ 914	WL
Plantronics, Convertible, 900MHZ	N/A	Woodlands ‐ PCC‐ 901	WL
HDI Wireless Headset Training Adapter 03929‐63	703929‐63	Sugar Land ‐ IT HelpDesk Training 1	SL ‐ PCC
HDI Wireless Headset Training Adapter 03929‐63	703929‐63	Sugar Land ‐ IT HelpDesk Training 2	SL ‐ PCC
HDI Wireless Headset Training Adapter 03929‐63	703929‐63	Sugar Land ‐ IT HelpDesk Training 3	SL ‐ PCC
HDI Wireless Headset Training Adapter 03929‐63	703929‐63	Sugar Land ‐ IT HelpDesk Training 4	SL ‐ PCC
HDI Wireless Headset Training Adapter 03929‐63	703929‐63	Sugar Land ‐ IT HelpDesk Training 5	SL ‐ PCC
HDI Wireless Headset Training Adapter 03929‐63	703929‐63	Sugar Land ‐ IT HelpDesk Training 6	SL ‐ PCC

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

Schedule 1.1(b)

Accounts Receivable

All accounts receivable and other rights to payment from patients and customers of Sellers, but excluding Government Programs, with respect to goods sold and services provided within the 90-day period immediately preceding the Closing, as set forth below:

DOS 10.7.16 - 3.7.17

Aging	< 31	31-60	61-90	91 - 120	120 +	TOTAL	Sum of TOTAL
⊟ Commercial	**$342,882.63**	**$ 83,618.75**	**$120,167.19**	**$ 79,791.69**	**$ 34,572.59**	**$ 661,032.85**	**63%**
BCBS	$109,713.26	$ 27,304.37	$ 39,793.79	$ 43,640.45	$ 14,395.09	$ 234,846.96	36%
UHC	$101,618.04	$ 29,628.76	$ 61,784.81	$ 27,835.09	$ 11,724.53	$ 232,591.23	35%
Cigna	$ 56,925.64	$ 18,900.05	$ 259.17	$ 2,688.69	$ 3,612.70	$ 82,386.25	12%
Aetna	$ 45,813.33	$ 6,345.38	$ 8,659.98	$ 3,322.01	$ 589.10	$ 64,729.80	10%
Other	$ 26,547.49	$ 1,440.19	$ 9,669.44	$ 2,305.45	$ 4,251.17	$ 44,213.74	7%
Humana	$ 2,264.87	$ -	$ -	$ -	$ -	$ 2,264.87	0%
⊟ Medicare	**$200,023.92**	**$ 49,914.30**	**$ 42,130.84**	**$ 25,606.63**	**$ 10,068.23**	**$ 327,743.92**	**31%**
Medicare	$144,865.93	$ 14,807.43	$ 17,158.18	$ 1,364.88	$ 464.20	$ 178,660.62	55%
Other	$ 16,799.27	$ 23,977.61	$ 9,699.96	$ 4,194.60	$ 7,149.39	$ 61,820.83	19%
UHC	$ 13,773.02	$ 701.31	$ 7,707.82	$ 18,852.17	$ 40.59	$ 41,074.91	13%
Humana	$ 16,941.23	$ 2,125.36	$ 949.41	$ 101.60	$ 1,000.00	$ 21,117.60	6%
BCBS	$ 424.21	$ 1,572.75	$ 5,779.80	$ 788.18	$ 1,414.05	$ 9,978.99	3%
Aetna	$ 4,193.91	$ 4,794.92	$ 343.57	$ 305.20	$ -	$ 9,637.60	3%
Texan Plus	$ 3,026.35	$ 1,934.92	$ 492.10	$ -	$ -	$ 5,453.37	2%
⊞ Self Pay	**$ 9,651.07**	**$ 8,998.05**	**$ 13,949.35**	**$ 14,787.26**	**$ 11,856.66**	**$ 59,242.39**	**6%**
Grand Total	**$552,557.62**	**$142,531.10**	**$176,247.38**	**$ 120,185.58**	**$ 56,497.48**	**$ 1,048,019.16**	**100%**

Medicare inclusive of all federal and state products - advantage plans, tricare, champva, etc.

Schedule 1.2(c)

Excluded Assets - Contracts

1. Mid-level Provider Employment Agreement, dated October 14, 2016, between Carlos R. Hamilton, III, M.D., P.A. and Natalie Bernard, NP.

2. Mid-level Provider Employment Agreement, dated April 15, 2016, between Carlos R. Hamilton, III, M.D., P.A. and Melanie Johnson, P.A.

3. Physician Employment Agreement, dated March 3, 2016, between Carlos R. Hamilton, III, M.D., P.A. and Sheri Macrino, M.D.

4. Letter Employment Agreement, dated January 20, 2015, between Carlos R. Hamilton, III, M.D., P.A. and Justin Smith, M.D.

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

5. Letter Employment Agreement, dated April 26, 2013, between Carlos R. Hamilton, III, M.D., P.A. and A.J. Valenson, M.D.

6. First Amendment to Lease Agreement, dated May 13, 2015, between Hamilton Physician Services, LLC and WMPT Stone Oak, LLP for property located at 19016 Stone Oak Parkway, Suite 150, San Antonio, Texas 78258.

7. Transaction Agreement, dated December 16, 2016, between Hamilton Physician Services, LLC and Carlos R. Hamilton, III, M.D., P.A. and Micah Grossman.

Schedule 1.2(d)

Excluded Assets - Other Assets

1. 2012 Land Rover

2. Peter Lik photographs at Sugar Land location

3. David West photograph “Burning House” at Kingwood location

4. Peter Lik photograph at Katy location

Schedule 1.3(a)

Trade Accounts Payable

Hamilton Physician Services, LLC

DATETRANSACTION TYPE	NUM	DUE DATE	AMOUNT	OPEN BALANCE	BALANCE
ADP LLC 02/10/2017Bill	488180162	02/17/2017	155.10	155.10	155.10
Total for ADP LLC			$155.10	$155.10
Airgas USA, LLC. 01/31/2017Bill	9942505429	03/02/2017	37.50	37.50	37.50
02/20/2017Bill	9060490922	03/22/2017	92.77	92.77	130.27
Total for Airgas USA, LLC.			$130.27	$130.27
Angiodynamics 12/30/2016Bill	2917270	01/29/2017	785.94	785.94	785.94
12/30/2016Bill	2916673	01/29/2017	565.94	565.94	1,351.88
Total for Angiodynamics			$1,351.88	$1,351.88
Bard Peripheral Vascular Inc. 12/31/2016Vendor Credit	13751		-142.32	-142.32	-142.32
01/13/2017Vendor Credit	14635076		-141.32	-141.32	-283.64
02/02/2017Bill	76232426	03/04/2017	466.25	466.25	182.61
Total for Bard Peripheral Vascular Inc.			$182.61	$182.61

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

Boston Scientific 01/23/2017Bill	953245330	02/22/2017	5,436.28	5,436.28	5,436.28
Total for Boston Scientific			$5,436.28	$5,436.28
Cimarron M.U.D. 02/01/2017Bill		03/01/2017	522.58	522.58	522.58
Total for Cimarron M.U.D.			$522.58	$522.58
Comcast Business 01/15/2017Bill	49744624	02/14/2017	6,793.25	6,793.25	6,793.25
02/15/2017Bill	50575600	03/15/2017	6,691.30	6,691.30	13,484.55
Total for Comcast Business			$13,484.55	$13,484.55
Cook Medical Incorporated 11/30/2016Bill	V14867296	12/30/2016	272.40	272.40	272.40
01/18/2017Bill	V15044630	02/17/2017	57.89	57.89	330.29
01/18/2017Bill	V15045355	02/17/2017	171.39	171.39	501.68
01/18/2017Bill	V15042409	02/17/2017	119.99	119.99	621.67
01/23/2017Bill	V15060042	02/22/2017	89.73	89.73	711.40
01/26/2017Bill	V15076494	02/25/2017	171.39	171.39	882.79
02/01/2017Bill	V15100048	03/03/2017	80.59	80.59	963.38
Total for Cook Medical Incorporated			$963.38	$963.38
Covidien 12/13/2016Bill	24304280	02/11/2017	1,623.75	1,623.75	1,623.75
12/13/2016Bill	24272748	02/11/2017	10,716.75	10,716.75	12,340.50
12/13/2016Bill	24279549	02/11/2017	11,049.88	11,049.88	23,390.38
12/19/2016Bill	24321979	02/17/2017	4,546.50	4,546.50	27,936.88
12/21/2016Bill	24352512	02/19/2017	6,495.00	6,495.00	34,431.88
12/21/2016Bill	24352551	02/19/2017	3,791.39	3,791.39	38,223.27
12/27/2016Bill	24376037	02/25/2017	6,859.49	6,859.49	45,082.76
DATETRANSACTION TYPE	NUM	DUE DATE	AMOUNT	OPEN BALANCE	BALANCE
12/28/2016Bill	24381495	02/26/2017	15,263.25	15,263.25	60,346.01
01/03/2017Bill	24396329	03/04/2017	8,258.25	8,258.25	68,604.26
01/09/2017Bill	24423236	03/10/2017	13,314.75	13,314.75	81,919.01
01/19/2017Bill	24473577	03/20/2017	12,340.50	12,340.50	94,259.51
01/19/2017Bill	24473534	03/20/2017	10,836.80	10,836.80	105,096.31
01/20/2017Bill	24480501	03/21/2017	6,495.00	6,495.00	111,591.31
01/26/2017Bill	24541838	03/27/2017	16,237.50	16,237.50	127,828.81
02/13/2017Bill	24628879	04/14/2017	6,435.00	6,435.00	134,263.81
Total for Covidien			$134,263.81	$134,263.81
Dahill 02/06/2017Bill	IN1062450	02/16/2017	66.96	66.96	66.96
02/06/2017Bill	IN1062451	02/16/2017	138.40	138.40	205.36
02/06/2017Bill	IN1062452	02/16/2017	645.21	645.21	850.57
02/15/2017Bill	IN1075202	02/25/2017	153.67	153.67	1,004.24
02/16/2017Bill	IN1076743	02/26/2017	139.58	139.58	1,143.82
02/16/2017Bill	IN1076742	02/26/2017	66.96	66.96	1,210.78
02/20/2017Bill	IN1081239	03/02/2017	58.46	58.46	1,269.24
Total for Dahill			$1,269.24	$1,269.24
Data Imaging Systems Inc. 01/26/2017Bill	024382-00	02/25/2017	432.84	432.84	432.84
01/26/2017Bill	024380-00	02/25/2017	825.79	825.79	1,258.63
01/26/2017Bill	024381-00	02/25/2017	2,458.20	2,458.20	3,716.83
02/09/2017Bill	024417-00	03/11/2017	623.36	623.36	4,340.19
Total for Data Imaging Systems Inc.			$4,340.19	$4,340.19
Edwards Lifesciences LLC 11/28/2016Vendor Credit	6061558		-432.12	-432.12	-432.12

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

Total for Edwards Lifesciences LLC	$ -432.12	$ -432.12
Excel Medical Waste 01/31/2017Bill	0000111405	03/02/2017	168.50	168.50	168.50
01/31/2017Bill	0000111404	03/02/2017	72.00	72.00	240.50
01/31/2017Bill	0000111406	03/02/2017	137.50	137.50	378.00
01/31/2017Bill	0000111399	03/02/2017	75.50	75.50	453.50
01/31/2017Bill	0000111400	03/02/2017	72.00	72.00	525.50
01/31/2017Bill	0000111402	03/02/2017	171.50	171.50	697.00
01/31/2017Bill	0000111403	03/02/2017	137.50	137.50	834.50
Total for Excel Medical Waste	$834.50	$834.50
Fort Bend Co. L.I.D. #2 02/21/2017Bill	100 9900-133-0007	03/23/2017	350.40	350.40	350.40
03/01/2017Bill	03/01/2017	99.30	99.30	449.70
Total for Fort Bend Co. L.I.D. #2	$449.70	$449.70
Genworth Life Insurance Co 01/27/2017Bill	01/27/2017	676.38	676.38	676.38
Total for Genworth Life Insurance Co	$676.38	$676.38
Graphics Impression 02/09/2017Bill	36120	02/13/2017	311.76	311.76	311.76
02/24/2017Bill	36190	02/24/2017	436.79	436.79	748.55
03/01/2017Bill	36222	03/01/2017	169.95	169.95	918.50
Total for Graphics Impression	$918.50	$918.50
Guardian
DATETRANSACTION TYPE NUM	DUE DATE	AMOUNT	OPEN BALANCE	BALANCE
02/14/2017BillMAR 2017	03/01/2017	3,461.06	3,461.06	3,461.06
Total for Guardian	$3,461.06	$3,461.06
Health Care Service Corporation 01/23/2017BillFEB 2017	02/01/2017	31,038.35	31,038.35	31,038.35
02/27/2017BillMAR 2017	03/01/2017	32,212.53	32,212.53	63,250.88
Total for Health Care Service Corporation	$63,250.88	$63,250.88
HEDE FLP 01/24/2017Bill	02/23/2017	274.78	274.78	274.78
Total for HEDE FLP	$274.78	$274.78
Hill, Long & Co, PC 02/24/2017Bill30560	03/06/2017	2,625.00	2,625.00	2,625.00
Total for Hill, Long & Co, PC	$2,625.00	$2,625.00
Hodell Window Covering 02/01/2017Bill11445	03/03/2017	206.54	206.54	206.54
Total for Hodell Window Covering	$206.54	$206.54
Imperial Linen Services, Inc. 01/31/2017Bill1623823	03/02/2017	144.79	144.79	144.79
Total for Imperial Linen Services, Inc.	$144.79	$144.79
IWS Gas and Supply of Texas, LTD 01/31/2017Bill33261981	03/02/2017	29.58	29.58	29.58
01/31/2017Bill33261733	03/02/2017	40.24	40.24	69.82
01/31/2017Bill33257187	03/02/2017	112.41	112.41	182.23
01/31/2017Bill33261734	03/02/2017	74.75	74.75	256.98
Total for IWS Gas and Supply of Texas, LTD	$256.98	$256.98
Juzo 11/30/2016Bill01066735	12/30/2016	755.16	755.16	755.16
01/13/2017Bill01082240	02/12/2017	651.07	651.07	1,406.23
01/13/2017Bill01083918	02/12/2017	94.39	94.39	1,500.62
01/13/2017Bill01082232	02/12/2017	89.38	89.38	1,590.00

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

01/13/2017Bill01085208			02/12/2017	76.42	76.42	1,666.42
01/17/2017Bill01083927			02/16/2017	99.92	99.92	1,766.34
01/17/2017Bill01086844			02/16/2017	38.21	38.21	1,804.55
01/17/2017Bill01088146			02/16/2017	59.46	59.46	1,864.01
01/30/2017Bill01089683			03/01/2017	518.07	518.07	2,382.08
02/01/2017Bill01093735			03/03/2017	37.36	37.36	2,419.44
02/01/2017Bill01091115			03/03/2017	471.96	471.96	2,891.40
02/03/2017Bill01092281			03/05/2017	443.00	443.00	3,334.40
Total for Juzo				$3,334.40	$3,334.40
Lincoln National Life Insurance 03/01/2017Bill			03/01/2017	3,418.90	3,418.90	3,418.90
Total for Lincoln National Life Insurance				$3,418.90	$3,418.90
LOVE Advertising 01/13/2017Bill38560			02/12/2017	7,600.00	7,600.00	7,600.00
01/13/2017Bill38455			02/12/2017	4,400.00	4,400.00	12,000.00
01/13/2017Bill38457			02/12/2017	3,048.00	3,048.00	15,048.00
01/13/2017Bill38459			02/12/2017	2,000.00	2,000.00	17,048.00
01/13/2017Bill38458			02/12/2017	750.00	750.00	17,798.00
01/13/2017Bill38454			02/12/2017	14,200.00	14,200.00	31,998.00
DATE	TRANSACTION TYPE	NUM	DUE DATE	AMOUNT	OPEN BALANCE	BALANCE
01/13/2017	Bill	38456	02/12/2017	2,000.00	2,000.00	33,998.00
01/16/2017	Bill	38555	02/15/2017	3,535.00	3,535.00	37,533.00
01/16/2017	Bill	38993	03/13/2017	3,610.21	3,610.21	41,143.21
02/06/2017	Bill	38764	03/08/2017	1,292.84	1,292.84	42,436.05
02/13/2017	Bill	38987	03/15/2017	5,925.00	5,925.00	48,361.05
02/13/2017	Bill	38989	03/15/2017	3,048.00	3,048.00	51,409.05
02/13/2017	Bill	38990	03/15/2017	2,000.00	2,000.00	53,409.05
02/13/2017	Bill	38991	03/15/2017	2,000.00	2,000.00	55,409.05
02/13/2017	Bill	38988	03/15/2017	19,000.00	19,000.00	74,409.05
02/16/2017	Bill	38994	03/13/2017	2,954.85	2,954.85	77,363.90
02/16/2017	Bill	38995	03/18/2017	3,000.00	3,000.00	80,363.90
02/17/2017	Bill	39035	03/19/2017	1,250.29	1,250.29	81,614.19
02/28/2017	Bill	39400	03/30/2017	1,399.26	1,399.26	83,013.45
Total for LOVE Advertising				$83,013.45	$83,013.45
Martin, Disiere, Jefferson, & Wisdom, L.L.P. 02/22/2017Bill140609			03/06/2017	206.50	206.50	206.50
Total for Martin, Disiere, Jefferson, & Wisdom, L.L.P.				$206.50	$206.50
McKesson Medical-Surgical
01/03/2017	Bill	91928650	02/15/2017	744.71	744.71	744.71
01/03/2017	Bill	91925153	02/15/2017	385.93	385.93	1,130.64
01/03/2017	Bill	91894898	02/15/2017	57.36	57.36	1,188.00
01/04/2017	Bill	92021745	02/15/2017	1,813.04	1,813.04	3,001.04
01/05/2017	Bill	92103668	02/15/2017	491.86	491.86	3,492.90
01/12/2017	Bill	92547790	02/15/2017	2,181.50	2,181.50	5,674.40
01/12/2017	Bill	92553653	02/15/2017	749.67	749.67	6,424.07
01/13/2017	Bill	92623222	02/15/2017	1,042.65	1,042.65	7,466.72
01/17/2017	Bill	92801481	02/15/2017	54.13	54.13	7,520.85
01/18/2017	Bill	92872537	02/15/2017	822.22	822.22	8,343.07
01/19/2017	Bill	92955275	02/15/2017	1,492.37	1,492.37	9,835.44
01/19/2017	Bill	92932606	02/15/2017	76.86	76.86	9,912.30
01/20/2017	Bill	93027895	02/15/2017	996.54	996.54	10,908.84

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

01/22/2017	Bill	93036532	02/15/2017	51.43	51.43	10,960.27
01/24/2017	Bill	93174606	02/15/2017	154.67	154.67	11,114.94
01/25/2017	Bill	93296663	02/15/2017	1,362.72	1,362.72	12,477.66
01/25/2017	Bill	92855124	02/15/2017	742.29	742.29	13,219.95
01/25/2017	Bill	92366116	02/15/2017	545.45	545.45	13,765.40
01/25/2017	Bill	93287429	02/15/2017	354.24	354.24	14,119.64
01/25/2017	Bill	93285209	02/15/2017	353.78	353.78	14,473.42
01/25/2017	Bill	92623520	02/15/2017	325.71	325.71	14,799.13
01/25/2017	Bill	93212142	02/15/2017	182.94	182.94	14,982.07
01/25/2017	Bill	93163200	02/15/2017	138.14	138.14	15,120.21
01/25/2017	Bill	92075666	02/15/2017	134.24	134.24	15,254.45
01/25/2017	Bill	92872601	02/15/2017	131.92	131.92	15,386.37
01/25/2017	Bill	91995281	02/15/2017	75.78	75.78	15,462.15
01/25/2017	Bill	92844337	02/15/2017	55.51	55.51	15,517.66
01/25/2017	Bill	92738356	02/15/2017	53.14	53.14	15,570.80
01/25/2017	Bill	92204155	02/15/2017	46.28	46.28	15,617.08
01/25/2017	Bill	92162590	02/15/2017	5.03	5.03	15,622.11
01/26/2017	Bill	93319394	02/15/2017	75.90	75.90	15,698.01
01/30/2017	Bill	93478363	02/15/2017	50.21	50.21	15,748.22
DATETRANSACTION TYPE		NUM	DUE DATE	AMOUNT	OPEN BALANCE	BALANCE
02/02/2017Vendor Credit				-154.67	-154.67	15,593.55
02/02/2017Bill		93827221	03/15/2017	381.81	381.81	15,975.36
02/06/2017Bill		94001419	03/15/2017	335.16	335.16	16,310.52
02/06/2017Bill		94008557	03/15/2017	2,359.65	2,359.65	18,670.17
02/07/2017Bill		94084359	03/15/2017	532.29	532.29	19,202.46
02/08/2017Vendor Credit		92117981		-199.50	-199.50	19,002.96
02/10/2017Bill		94322578	03/15/2017	1,275.42	1,275.42	20,278.38
Total for McKesson Medical-Surgical				$20,278.38	$20,278.38
Medi USA, L.P. 01/18/2017Bill		IN2507250	02/17/2017	247.00	247.00	247.00
Total for Medi USA, L.P.				$247.00	$247.00
Medical Arts Press 12/10/2014Vendor Credit				-212.68	-104.45	-104.45
Total for Medical Arts Press				$ -212.68	$ -104.45
Merit Medical Systems, Inc. 01/17/2017Bill		4631056	02/16/2017	453.07	453.07	453.07
Total for Merit Medical Systems, Inc.				$453.07	$453.07
Office Pride 02/01/2017Bill		424591	03/01/2017	963.37	963.37	963.37
Total for Office Pride				$963.37	$963.37
ProStar Services Inc. DBA Parks Coffee 01/03/2017Bill		1370375	02/02/2017	407.21	407.21	407.21
01/03/2017Bill		1370378	02/02/2017	180.31	180.31	587.52
01/05/2017Bill		1372848	02/04/2017	53.51	53.51	641.03
01/06/2017Bill		1372847	02/05/2017	163.84	163.84	804.87
01/10/2017Bill		1375866	02/09/2017	40.47	40.47	845.34
01/17/2017Bill		1380868	02/16/2017	637.08	637.08	1,482.42
01/17/2017Bill		1380871	02/16/2017	144.44	144.44	1,626.86
01/17/2017Bill		1380880	02/16/2017	42.85	42.85	1,669.71
01/19/2017Bill		1384597	02/18/2017	86.32	86.32	1,756.03
01/24/2017Bill		1387571	02/23/2017	18.83	18.83	1,774.86

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

01/31/2017Bill	1392627	03/02/2017	225.17	225.17	2,000.03
Total for ProStar Services Inc. DBA Parks Coffee	$2,000.03	$2,000.03
Safesite, Inc 02/01/2017BillSH-99687	03/03/2017	50.00	50.00	50.00
Total for Safesite, Inc	$50.00	$50.00
Stradis Medical, LLC
01/03/2017	Bill	258767	02/02/2017	282.75	282.75	282.75
01/13/2017	Bill	259362	02/12/2017	933.95	933.95	1,216.70
01/19/2017	Bill	259644	02/18/2017	509.70	509.70	1,726.40
01/20/2017	Bill	259694	02/19/2017	248.75	248.75	1,975.15
01/20/2017	Bill	259698	02/19/2017	248.75	248.75	2,223.90
01/20/2017	Bill	259712	02/19/2017	497.50	497.50	2,721.40
01/24/2017	Bill	259871	02/23/2017	248.75	248.75	2,970.15
01/24/2017	Bill	259859	02/23/2017	248.75	248.75	3,218.90
01/24/2017	Bill	259872	02/23/2017	248.75	248.75	3,467.65
Total for Stradis	Medical, LLC	$3,467.65	$3,467.65
Terumo Medical 02/06/2017	Corporation Bill	12302458	03/08/2017	773.98	773.98	773.98
DATETRANSACTION TYPE	NUM	DUE DATE	AMOUNT	OPEN BALANCE	BALANCE
Total for Terumo Medical Corporation	$773.98	$773.98
The Hartford 02/21/2017Bill	13975666	02/21/2017	26,382.40	26,382.40	26,382.40
Total for The Hartford	$26,382.40	$26,382.40
The Weston Group 01/31/2017Bill	2020458	03/02/2017	79.37	79.37	79.37
01/31/2017Bill	2020459	03/02/2017	408.46	408.46	487.83
01/31/2017Bill	2020455	03/02/2017	2,685.20	2,685.20	3,173.03
01/31/2017Bill	2020457	03/02/2017	52.91	52.91	3,225.94
Total for The Weston Group	$3,225.94	$3,225.94
Total Vein Systems 01/31/2017Bill	115537	02/10/2017	233.32	233.32	233.32
02/01/2017Bill	115596	02/11/2017	286.92	286.92	520.24
02/06/2017Bill	115688	02/16/2017	649.35	649.35	1,169.59
02/15/2017Bill	115962	02/25/2017	324.09	324.09	1,493.68
Total for Total Vein Systems	$1,493.68	$1,493.68
TY Art, LLC 10/17/2016Bill	16230	11/16/2016	180.00	180.00	180.00
Total for TY Art, LLC	$180.00	$180.00
Ultra Chemicals - 2 02/03/2017Bill	01630p	03/05/2017	105.03	105.03	105.03
Total for Ultra Chemicals - 2	$105.03	$105.03
Ultra-MC&E Services, Inc. 02/01/2017Bill	14062	02/16/2017	643.55	643.55	643.55
02/01/2017Bill	14061	02/16/2017	647.88	647.88	1,291.43
02/01/2017Bill	14060	02/16/2017	886.89	886.89	2,178.32
Total for Ultra-MC&E Services, Inc.	$2,178.32	$2,178.32
Vanish Document Shredding 01/13/2017Bill	36465	02/12/2017	50.00	50.00	50.00
01/24/2017Bill	36550	02/23/2017	40.00	40.00	90.00
02/08/2017Bill	36785	03/10/2017	40.00	40.00	130.00
02/21/2017Bill	36962	03/23/2017	40.00	40.00	170.00

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

02/27/2017Bill	36760	03/29/2017	40.00	40.00	210.00
Total for Vanish Document Shredding			$210.00	$210.00
WMPT Stone Oak, L.P. 01/01/2017Bill	00005079	01/31/2017	329.00	329.00	329.00
Total for WMPT Stone Oak, L.P.			$329.00	$329.00
TOTAL			$386,865.30	$386,973.53

CARLOS R. HAMILTON, III, M.D., P.A.

DATE    TRANSACTION TYPE NUM    DUE DATE    AMOUNT    OPEN BALANCE    BALANCE
Elsevier Health Science

01/17/2017Bill	21681440-1	02/16/2017	216.60	216.60	216.60
Total for Elsevier Health Science			$216.60	$216.60
Guardian 02/14/2017Bill	MAR 2017	03/01/2017	393.45	393.45	393.45
Total for Guardian			$393.45	$393.45
Health Care Service Corporation 01/18/2017Bill	0000713745-COBRA	02/01/2017	4,816.68	4,816.68	4,816.68
02/27/2017Bill	MAR 2017	03/01/2017	6,740.12	6,740.12	11,556.80
Total for Health Care Service Corporation			$11,556.80	$11,556.80
Lincoln National Life Insurance Company 02/01/2017Bill		03/01/2017	869.59	869.59	869.59
Total for Lincoln National Life Insurance Company			$869.59	$869.59
The Hartford 02/21/2017Bill14064793		03/03/2017	9,161.00	9,161.00	9,161.00
02/24/2017Bill14064793		03/03/2017	916.10	916.10	10,077.10
Total for The Hartford			$10,077.10	$10,077.10
TOTAL			$23,113.54	$23,113.54

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

Schedule 1.3(c)

Equipment Indebtedness

1. Combination Loan and Security Agreement (Contract Number 404858-700), dated October 10, 2013, between Hamilton Physician Services, LLC, as Debtor, and Wells Fargo, as Secured Party. Note: This agreement is not assignable by Debtor (see Schedule 2.3).
2. Combination Loan and Security Agreement (Contract Number 404858-701), dated June 11, 2013, between Hamilton Physician Services, LLC, as Debtor, and Wells Fargo, as Secured Party. Note: This agreement is not assignable by Debtor (see Schedule 2.3).

Schedule 1.3(e)

Clinic Leases

1. Lease Agreement, dated February 11, 2016, as amended, between Carlos R. Hamilton III, M.D., PA and FCB Fort Bend Holdings LLC for property located at 4690 Sweetwater Boulevard, Suite 200 and Suite 160, Sugar Land, Texas, 77479.

2. Sublease, dated December 20, 2012, between Hamilton Physician Services, LLC and Community Bank of Texas (successor-by-merger of Founders Bank, SSB and Vista Bank Texas) for property located at 4690 Sweetwater Boulevard, Suite 113, Sugar Land, Texas, 77479.

3. Office Building Lease Agreement, dated August 7, 2013, between Hamilton Physician Services, LLC and Star 2012 Development, LP for property located at 23510 Kingsland Boulevard, Suite 100, Katy, Texas 77479.

4. Lease Agreement, dated August 30, 2013, between Hamilton Physician Services, LLC and 251 Medical Center, LLC for property located at 251 Medical Center Boulevard, Suites 200 and 210, Webster, Texas 77598.

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

5. Agreement of Lease, dated June 2014, between Hamilton Physician Services, LLC and Hede FLP for property located at 9323 Pinecroft, Suite 200, Woodlands, Texas 77380.

6. Commercial Lease, dated July 16, 2014, as amended, between Hamilton Physician Services, LLC and Westbank Development, LLC for property located at 1650 Round Rock Avenue, Suite 100, Round Rock, Texas 78681.

7. Lease Agreement, dated February 15, 2013, between Hamilton Physician Services, LLC and Office Grove Kingwood, LP for property located at 19701 Kingwood Drive, Building 1, Suite B, Kingwood, Texas 77339.

8. Lease Agreement, dated May 13, 2015, as amended, between Hamilton Physician Services, LLC and WMPT Stone Oak, LLP for property located at 19016 Stone Oak Parkway, San Antonio, Texas 78258. Note: Buyer and Sellers acknowledge and agree that, in accordance with the First Amendment to Lease Agreement, dated May 13, 2015 (the “First Amendment”), (i) the “Suite 150 Termination Date” has occurred, (ii) Sellers no longer occupy Suite 150 (as defined in the First Amendment), and (iii) Buyer is not assuming any obligation or liability with respect to Suite 150.

Schedule 1.3(f)

Other Assumed Liabilities

Seller entered into mediated settlement agreements (the “Agreements”) with two former Managers of HPS, whereby HPS agreed to indemnify those individuals with respect to any future liabilities related to their involvement in HPS. The Agreements were provided to Buyer and NHC. Additional information is available upon request subject to confidentiality restrictions.

Schedule 1.4

Retained Liabilities

1. Those certain loan documents executed by Hamilton Physician Services, LLC, as Debtor, and Carlos R. Hamilton III, M.D., as Guarantor, in favor of The Bank of River Oaks, including that certain Commercial Promissory Note, dated June 15, 2016, and that certain Business Loan Agreement, dated June 15, 2016, and that certain Commercial Security Agreement, dated June 15, 2016.

2. Those certain loan documents executed by Carlos R. Hamilton, III, M.D., PA, as Debtor, and Carlos R. Hamilton, III, M.D., as Guarantor, in favor of The Bank of River Oaks, including that certain Commercial Line of Credit Agreement and Note, dated June 15, 2016, that certain Business

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

Loan Agreement, dated June 15, 2016, and that certain Commercial Security Agreement, dated June 15, 2016.

3. Equipment Lease, dated November 2, 2011, between TCF Equipment Finance, Inc. and Carlos R. Hamilton, III, M.D., P.A.

4. Equipment Lease, dated May 8, 2012, between TCF Equipment Finance, Inc. and Carlos R. Hamilton, III, M.D., P.A.

5. Lease Agreement, dated May 3, 2012, between Everbank Commercial Finance, Inc. and Carlos R. Hamilton, III, M.D., P.A.

6. Equipment Finance Agreement, dated January 30, 2013, between Everbank Commercial Finance, Inc. and Hamilton Physician Services, LLC and Carlos R. Hamilton, III, M.D., P.A.

7. Equipment Finance Agreement, between Carlos R. Hamilton, III, M.D., P.A. and Spencer Capital Group, Inc. d/b/a Group Financial Services.

8. Image Management Agreement, dated September 5, 2013, as amended, by and among Wells Fargo Financial Services, Inc., Dahill, and Carlos R. Hamilton, III, M.D., P.A., and ImageCare Maintenance Agreement, dated September 5, 2013, between Carlos R. Hamilton, III, M.D., P.A. and Dahill.

Schedule 2.3

Conflicts, Consents, etc.

Sellers’ Governing Documents

The execution, delivery and performance of this Agreement requires the consent of the following persons pursuant to Sellers’ governing documents:

1.
The Restated and Amended Company Agreement of Hamilton Physician Services, LLC (“HPS”) requires the consent of a supermajority of the Members for the sale of substantially all of the assets of HPS. Carlos R. Hamilton III, M.D. is the sole Member and Manager of HPS.

2.
The Texas Business Organizations Code requires the approval of the Directors and 2/3 of the Members for the sale of substantially all of the assets of Carlos R. Hamilton, III, M.D., PA (the “PA”). Carlos R. Hamilton III, M.D. is the sole Member and Director of the PA.

Other Required Consents

The execution, delivery and performance of this Agreement expressly requires the consent of the following persons or entities with respect to the following agreements:

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

1. Cost per Image Rental Agreement, dated April 25, 2013, between CIT Finance, LLC and Dahill, on the one hand, and Carlos R. Hamilton, III, M.D., PA, on the other hand, for:

Model	Serial Number	Date
3635x	BB1566980	4/25/13
6605DN	XL3598539	4/25/13

2. Image Management Agreement, dated September 5, 2013, as amended, by and among Wells Fargo Financial Services, Inc., Dahill, Carlos R. Hamilton, III, M.D., PA and ImageCare Maintenance Agreement, dated September 5, 2013, between Carlos R. Hamilton, III, M.D., PA and Dahill, for:

Model	Serial Number	Date
3635x	LBP263567	9/5/13
3635x	LBP262057	9/5/13
6605DN	XL3600844	9/5/13

3. Dahill 360 Total Print Program agreement, dated December 23, 2013, between Carlos R. Hamilton, III, M.D., PA and Dahill, for:

Model	Serial Number	Date
6605DN	XL3604843	12/23/13

4. Dahill Print Programs agreement, dated August 4, 2014, between Carlos R. Hamilton, III, M.D., PA and Dahill, for:

Model	Serial Number	Date
6605DN	XL3612020	8/4/13

5. Amendment to Image Management Agreement, dated October 16, 2014, between Wells Fargo Financial Services, Inc. and Dahill, on the one hand, and Carlos R. Hamilton, III, M.D., PA, on the other hand, and Maintenance Agreement, dated October 16, 2013, between Carlos R. Hamilton, III, M.D., PA and Dahill, for:

Model	Serial Number	Date
7845	MX4361359	10/16/14
7845	MX4357869	10/16/14
4260x	E58587695 (?)	10/16/14

6. Dahill Print Programs agreement, dated October 16, 2014, between Carlos R. Hamilton, III, M.D., PA and Dahill, for:

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

Model	Serial Number	Date
3615DN	A28199853	10/16/14
3615DN	A28199855	10/16/14
6605DN	XL3614769	10/16/14

7. Dahill Print Programs agreement, dated March 19, 2015, between Carlos R. Hamilton, III, M.D., PA and Dahill, for:

Model	Serial Number	Date
3615	A2T204144	3/19/15

8. Dahill Print Programs agreement, dated April 21, 2015, between Carlos R. Hamilton, III, M.D., PA and Dahill, for:

Model	Serial Number	Date
6605DN	XL3619829	4/21/15

9. Dahill Print Programs agreement, dated May 12, 2015, between Carlos R. Hamilton, III, M.D., PA and Dahill, for:

Model	Serial Number	Date
6605DN	XL3620476	5/12/15

10. Dahill Print Programs agreement, dated July 17, 2015, between Carlos R. Hamilton, III, M.D., PA and Dahill, for:

Model	Serial Number	Date
3615	A2T381528	7/17/15

11. Dahill Print Programs agreement, dated August 14, 2015, between Carlos R. Hamilton, III, M.D., PA and Dahill, for:

Model	Serial Number	Date
3615	A2T379496	8/14/15

12. Lease Agreement, dated February 11, 2016, as amended, between Carlos R. Hamilton III, M.D., PA and FCB Fort Bend Holdings LLC for property located at 4690 Sweetwater Boulevard, Suite 200 and Suite 160, Sugar Land, Texas, 77479.

13. Sublease, dated December 20, 2012, between Hamilton Physician Services, LLC and Community Bank of Texas (successor-by-merger of Founders Bank, SSB and Vista Bank Texas) for property located at 4690 Sweetwater Boulevard, Suite 113, Sugar Land, Texas, 77479.

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

14. Office Building Lease Agreement, dated August 7, 2013, between Hamilton Physician Services, LLC and Star 2012 Development, LP for property located at 23510 Kingsland Boulevard, Suite 100, Katy, Texas 77479.

15. Lease Agreement, dated August 30, 2013, between Hamilton Physician Services, LLC and 251 Medical Center, LLC for property located at 251 Medical Center Boulevard, Suites 200 and 210, Webster, Texas 77598.

16. Agreement of Lease, dated June 2014, between Hamilton Physician Services, LLC and Hede FLP for property located at 9323 Pinecroft, Suite 200, Woodlands, Texas 77380.

17. Commercial Lease, dated July 16, 2014, as amended, between Hamilton Physician Services, LLC and Westbank Development, LLC for property located at 1650 Round Rock Avenue, Suite 100, Round Rock, Texas 78681.

18. Sublease Agreement, dated March 1, 2016, between Hamilton Physician Services, LLC and Health Connections, P.C. d/b/a Lymphwell P.C. for a portion of the property located at 1650 Round Rock Avenue, Suite 100, Round Rock, Texas 78681.

19. Lease Agreement, dated February 15, 2013, between Hamilton Physician Services, LLC and Office Grove Kingwood, LP for property located at 19701 Kingwood Drive, Building 1, Suite B, Kingwood, Texas 77339.

20. Lease Agreement, dated May 13, 2015, as amended, between Hamilton Physician Services, LLC and WMPT Stone Oak, LLP for property located at 19016 Stone Oak Parkway, San Antonio, Texas 78258. Note: Buyer and Sellers acknowledge and agree that, in accordance with the First Amendment to Lease Agreement, dated May 13, 2015 (the “First Amendment”), (i) the “Suite 150 Termination Date” has occurred, (ii) Sellers no longer occupy Suite 150 (as defined in the First Amendment), and (iii) Buyer is not assuming any obligation or liability with respect to Suite 150.

21. Software License (C-Arm) between Siemens Medical Solutions USA, Inc. and Hamilton Vein Center (“Purchaser”). In addition, the agreement requires the Purchaser to give Siemens a right of first refusal if Purchaser sells the equipment covered by the agreement.

22. Luxel+ and Ring Dosimetry Service Order Form and Dosimetry Service Terms and Conditions, dated August 22, 2016, between Hamilton Vein Center and Landauer, Inc.

23. Those certain loan documents executed by Hamilton Physician Services, LLC, as Debtor, and Carlos R. Hamilton III, M.D., as Guarantor, in favor of The Bank of River Oaks, including that certain Commercial Promissory Note, dated June 15, 2016, and that certain Business Loan Agreement, dated June 15, 2016, and that certain Commercial Security Agreement, dated June 15, 2016.*
24. Those certain loan documents executed by Carlos R. Hamilton, III, M.D., PA, as Debtor, and Carlos R. Hamilton, III, M.D., as Guarantor, in favor of The Bank of River Oaks, including that certain Commercial Line of Credit Agreement and Note, dated June 15, 2016, that certain Business

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

Loan Agreement, dated June 15, 2016, and that certain Commercial Security Agreement, dated June 15, 2016.*
25. Services Agreement, dated August 1, 2012, between Love Advertising, Inc. and Hamilton Vein Center.

26. Master Services Agreement between AthenaHealth, Inc. and Carlos R. Hamilton, III, M.D., PA (the “Client”) (the Client may assign the agreement with no less than 90 days prior written notice as part of a sale of substantially all of its assets, provided that the Client and the assignee shall remain liable for any unperformed obligations under the agreement arising prior to the effective date of such transaction).

27. Master Services Agreement, dated December 15, 2014, General Terms and Conditions (available online) and Specific Attachment Ethernet Dedicated Internet Services Terms and Conditions, between Comcast Cable Communications Management, LLC and Hamilton Vein Center.

28. Customer Technology Systems Agreement, Customer Technology Systems License Agreement and Rebate Agreement, dated June 15, 2016, and Terms of Sale (available online), between McKesson Medical-Surgical Minnesota Supply Inc. and Hamilton Physician Services, LLC.

29. Software License, Support and Warranty, dated December 1, 2013, between Smaart Medical Systems, Inc. and Hamilton Vein Center.

30. Master Service Agreement and Customer Sales Order, dated June 8, 2015, and Terms of Service (available online), between Vonage Business, Inc. and Hamilton Vein.

31. Provider Agreement, dated March 30, 2016, between Aetna Health, Inc. and Carlos R. Hamilton, III, M.D., PA.**

32. Specialist Physician Agreement, dated October 1, 2010, between Aetna Health, Inc. and Carlos R. Hamilton, III, M.D., PA.**

33. Physician Participation Agreement, dated May 10, 2010, between Health Value Management, Inc. d/b/a ChoiceCare Network and Carlos R. Hamilton, III, M.D., PA (the “Physician”) (the assignment by Physician of the agreement shall require notice to and the written consent of ChoiceCare. Any attempt by Physician to assign the agreement without complying with such terms shall be void and of no effect, and ChoiceCare, at its option, may elect to terminate the agreement upon 30 days written notice to Physician without any further liability or obligation to Physician).**

34. Provider Group Services Agreement, dated June 30, 2010, between Cigna HealthCare of Texas, Inc. and Carlos R. Hamilton, III, M.D., PA.**

35. Physician Participation Agreement, dated May 10, 2010, between Humana Health Plan of Texas, Inc. and Carlos R. Hamilton, III, M.D., PA (the “Physician”) (the assignment by Physician of the agreement shall require notice to and the written consent of Humana. Any attempt by Physician to assign the agreement without complying with such terms shall be void and of no effect, and Humana,

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

at its option, may elect to terminate the agreement upon 30 days written notice to Physician without any further liability or obligation to Physician).**

36. Provider Services Agreement, dated June 1, 2012, between Molina Healthcare of Texas, Inc. and Carlos R. Hamilton, III, M.D., PA.**

37. MPI Participating Professional Group Agreement between Multiplan, Inc. and Carlos R. Hamilton, III, M.D., PA.**

38. Participating Group Provider Agreement, dated October 1, 2015, between Scott and White Health Plan and Carlos R. Hamilton, III, M.D., PA.**

39. Physician Agreement, dated January 15, 2014, between Aetna Health, Inc. and Arnold J. Valenson, M.D.**

40. Participating Provider Agreement, dated December 1, 2013, between HealthSmart Inter Plan Health Group and Emerald Health Network and Arnold J. Valenson, M.D.**

41. Agreement and General Terms and Conditions, dated June 1, 2012, between Coventry Health Care, Inc. and Carlos R. Hamilton, III, M.D.**

42. Medical Group Contract between United Healthcare and Carlos R. Hamilton, III, M.D. (the “Provider”) (if Provider transfers some or all of its assets to another entity, Provider must first request that United approve the assignment, and the other entity must agree to assume the agreement).**

43. Provider Agreement, dated July 18, 2016, between Aetna Health, Inc. and Katie Beaudoin, P.A.**

44. Provider Agreement, dated November 14, 2016, between Aetna Health, Inc. and Meagan Ong, P.A.**

45. Provider Agreement, dated September 14, 2016, between Aetna Health, Inc. and Sarah Applegate, PA-C.**

46. Provider Agreement, dated June 29, 2016, between Aetna Health, Inc. and Shauna Gordon, PA-C.**

47. Provider Agreement, dated June 29, 2016, between Aetna Health, Inc. and Tina Elackatt, P.A.**

48. Participating Provider Agreement, dated October 27, 2014, between Amerigroup Texas, Inc. and Carlos R. Hamilton, III, M.D., P.A.**

49. Equipment Lease, dated November 2, 2011, between TCF Equipment Finance, Inc. and Carlos R. Hamilton, III, M.D., P.A.*

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

50. Equipment Lease, dated May 8, 2012, between TCF Equipment Finance, Inc. and Carlos R. Hamilton, III, M.D., P.A.*

51. Participating Provider Agreement, dated November 23, 2013 between Universal American Corp. and Carlos R. Hamilton, III, M.D., P.A.**

Other Conflicts

1. That certain Combination Loan and Security Agreement (Contract Number 404858-700), dated October 10, 2013, between Hamilton Physician Services, LLC, as Debtor, and Wells Fargo, as Secured Party, is not assignable by Debtor.

2. That certain Combination Loan and Security Agreement (Contract Number 404858-701), dated June 11, 2013, between Hamilton Physician Services, LLC, as Debtor, and Wells Fargo, as Secured Party, is not assignable by Debtor.

3. Under the loan documents executed by Hamilton Physician Services, LLC, as Debtor, and Carlos R. Hamilton III, M.D., as Guarantor, in favor of The Bank of River Oaks, including that certain Commercial Promissory Note, dated June 15, 2016, and that certain Business Loan Agreement, dated June 15, 2016, and that certain Commercial Security Agreement, dated June 15, 2016, the sale of the Debtor’s business or the Collateral constitutes an event of default.*

4. Under the loan documents executed by Carlos R. Hamilton, III, M.D., PA, as Debtor, and Carlos R. Hamilton, III, M.D., as Guarantor, in favor of The Bank of River Oaks, including that certain Commercial Line of Credit Agreement and Note, dated June 15, 2016, that certain Business Loan Agreement, dated June 15, 2016, and that certain Commercial Security Agreement, dated June 15, 2016, the sale of the Debtor’s business or the Collateral constitutes an event of default.*

5. That certain Services Agreement, dated October 29, 2015, between Hamilton Vein Center (“Customer”) and Excel Medical Waste Disposal, is not expressly assignable by Customer.

6. Under that certain Software as a Subscription Agreement, dated October 18, 2016, between Clinect Healthcare, Inc. and Carlos R. Hamilton, III, M.D., PA (the “PA”), the PA may not sublicense, assign or otherwise transfer the PA’s right to access or use the Licensed Materials (as defined therein). Further, Clinect may terminate the agreement if the PA attempts to assign without Clinect’s written permission.

7. Under that certain Master Services Agreement, dated December 15, 2014, General Terms and Conditions (available online) and Specific Attachment Ethernet Dedicated Internet Services Terms and Conditions, between Comcast Cable Communications Management, LLC and Hamilton Vein Center (the “Customer”), the Customer may not sell, resell, sublease, assign, license, sublicense, share, provide, or otherwise utilize in conjunction with a third party (including without limitation in any joint venture or as part of any outsourcing activity) the Services (as defined therein) or any component thereof.

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

8. Under that certain Provider Agreement, dated March 30, 2016, between Aetna Health, Inc. and Carlos R. Hamilton, III, M.D., PA. (“Provider”), a change in control of Provider to an entity not acceptable to Aetna shall result in the immediate termination or suspension of the agreement by Aetna, upon notice to Provider, at Aetna’s discretion at any time.**

9. Under that certain Specialist Physician Agreement, dated October 1, 2010, between Aetna Health, Inc. and Carlos R. Hamilton, III, M.D., PA. (the “Provider”), the agreement relates solely to the provision of Physician Services (as defined therein) by Provider and does not apply to any other organization which succeeds to Provider’s assets, by merger, acquisition or otherwise, or is an affiliate of Provider. Further, a change in control of Provider to an entity not acceptable to Aetna shall result in the immediate termination or suspension of the agreement by Aetna, upon notice to Provider, at Aetna discretion at any time.**

10. Under that certain Physician Contract, dated September 16, 2010, between United Healthcare and Carlos R. Hamilton, III, M.D. (the “Physician”), the Physician is not given any express right to assignment (however, United has the right to assign the agreement to any affiliate of United).**

11. Under that certain Provider Agreement, dated July 18, 2016, between Aetna Health, Inc. and Katie Beaudoin, P.A. (the “Provider”), a change in control of Provider to an entity not acceptable to Aetna shall result in the immediate termination or suspension of the agreement by Aetna, upon notice to Provider, at Aetna discretion at any time.**

12. Under that certain Provider Agreement, dated November 14, 2016, between Aetna Health, Inc. and Meagan Ong, P.A. (the “Provider”), a change in control of Provider to an entity not acceptable to Aetna shall result in the immediate termination or suspension of the agreement by Aetna, upon notice to Provider, at Aetna discretion at any time.**

13. Under that certain Provider Agreement, dated September 14, 2016, between Aetna Health, Inc. and Sarah Applegate, PA-C (the “Provider”), a change in control of Provider to an entity not acceptable to Aetna shall result in the immediate termination or suspension of the agreement by Aetna, upon notice to Provider, at Aetna discretion at any time.**

14. Under that certain Provider Agreement, dated June 29, 2016, between Aetna Health, Inc. and Shauna Gordon, PA-C (the “Provider”), a change in control of Provider to an entity not acceptable to Aetna shall result in the immediate termination or suspension of the agreement by Aetna, upon notice to Provider, at Aetna discretion at any time.**

15. Under that certain Provider Agreement, dated June 29, 2016, between Aetna Health, Inc. and Tina Elackatt, P.A (the “Provider”), a change in control of Provider to an entity not acceptable to Aetna shall result in the immediate termination or suspension of the agreement by Aetna, upon notice to Provider, at Aetna discretion at any time.**

16. That certain Lease Agreement, dated May 3, 2012, between Everbank Commercial Finance, Inc. and Carlos R. Hamilton, III, M.D., P.A. (“Lessee”) is not assignable by Lessee.*

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

17. That certain Equipment Finance Agreement, dated January 30, 2013, between Everbank Commercial Finance, Inc. and Hamilton Physician Services, LLC and Carlos R. Hamilton, III, M.D., P.A. (collectively, “Lessee”) is not assignable by Lessee.*

18. That certain Equipment Finance Agreement, between Carlos R. Hamilton, III, M.D., P.A. (“Customer”) and Spencer Capital Group, Inc. d/b/a Group Financial Services is not assignable by Customer.*

* For purposes of completeness, this Schedule 2.3 includes the loan documents executed in favor of The Bank of River Oaks, notwithstanding that Buyer will not assume the debt evidenced by such documents.

** For purposes of completeness, this Schedule 2.3 includes applicable commercial payor agreements to which Sellers, or the providers affiliated with Sellers, are a party, notwithstanding that Buyer will not assume any managed care agreements of Sellers.

Schedule 2.4

Title, Sufficiency and Condition of Assets

Leased or Licensed Purchased Assets

1. The equipment that is the subject of that certain Equipment Finance Agreement, dated January 30, 2013, between EverBank Commercial Finance, Inc. and Carlos R. Hamilton, III, M.D., P.A.

2. The equipment that is the subject of that certain Lease Agreement, dated May 3, 2012, between EverBank Commercial Finance, Inc. and Hamilton Physician Services, LLC and Carlos R. Hamilton, III, M.D., P.A.

3. The equipment that is the subject of that certain Equipment Lease, dated November 2, 2011, between TCF Equipment Finance, Inc. and Carlos R. Hamilton, III, M.D., P.A.

4. The equipment that is the subject of that certain Equipment Lease, dated May 8, 2012, between TCF Equipment Finance, Inc. and Carlos R. Hamilton, III, M.D., P.A.

5. The equipment that is the subject of that certain Equipment Finance Agreement, between Carlos R. Hamilton, III, M.D., P.A. and Spencer Capital Group, Inc. d/b/a Group Financial Services.

6. The equipment that is the subject of that certain Image Management Agreement, dated September 5, 2013, as amended, by and among Wells Fargo Financial Services, Inc., Dahill, and Carlos R. Hamilton, III, M.D., P.A., and that certain ImageCare Maintenance Agreement, dated September 5, 2013, between Carlos R. Hamilton, III, M.D., P.A. and Dahill.

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

Permitted Encumbrances

1. UCC-1 Financing Statement, Filing Number 13-0019055135, filed on June 14, 2013, with Hamilton Physician Services, LLC as Debtor, and Wells Fargo Equipment Finance, Inc. as Secured Party.

2. UCC-1 Financing Statement, Filing Number 13-0032815730, filed on October 15, 2013, with Hamilton Physician Services, LLC as Debtor, and Wells Fargo Equipment Finance, Inc. as Secured Party.

Schedule 2.5

Financial Statements

Deviations from Cash Basis/Standard Accounting Principles

None

Material Adverse Change

Carlos R. Hamilton, III, M.D., P.A. is in the process of refunding certain amounts to patients and is conducting an internal review of billing and coding practices related to other payors to determine if there are payments that may have been improperly received, as reflected in 2015 and 2016 Balance Sheets and Profit & Loss Statements.

Schedule 2.7

Permits

Schedule 2.9

Excluded IP Assets

None

Schedule 2.10(b)

Health Care Professional Agreements

1. Mid-level Provider Employment Agreement, dated October 14, 2016, between Carlos R. Hamilton, III, M.D., P.A. and Natalie Bernard, NP.

2. Physician Employment Agreement, dated March 3, 2016, between Carlos R. Hamilton, III, M.D., P.A. and Sheri Macrino, M.D.

3. Letter Employment Agreement, dated January 20, 2015, between Carlos R. Hamilton, III, M.D., P.A. and Justin Smith, M.D.

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

4. Letter Employment Agreement, dated April 26, 2013, between Carlos R. Hamilton, III, M.D., P.A. and A.J. Valenson, M.D.

Schedule 2.10(c)

Related Party Agreements

1. That certain Office Building Lease Agreement, dated August 7, 2013, between Star 2012 Development, LP, as “Landlord”, and Hamilton Physician Services, LLC, as “Tenant”, is indirectly an agreement between Hamilton Physician Services, LLC and Carlos R. Hamilton, III, M.D. (“Dr. Hamilton”). Dr. Hamilton is a member of Star 6 Ventures, LLC (“Star 6”), and Star owns a limited partnership interest in Star 2012 Development, LP.

Schedule 2.10(d)

Lease Payments

None

Schedule 2.11

Sellers’ Legal Proceedings

Sellers entered into mediated settlement agreements (the “Agreements”) with two former Managers of HPS, whereby HPS agreed to indemnify those individuals with respect to any future liabilities related to their involvement in HPS. The Agreements were provided to Buyer and NHC. Additional information is available upon request subject to confidentiality restrictions.

3710223.1
Schedule 2.12(a)
NPIs/Provider Numbers

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

PROVIDER	Type	NPI	MEDICARE	MEDICAID	TX Med License	DEA	TAXONOMY
Bingham, Brigid MD	MD	1235422833			P8857	FB6313984	2085R0204X
Glowczwski, Alan	MD	1306803366	HARRIS 88R998	134531609	H8079	BG2571556	2085R0204X
Hamilton, Carlos R	MD	1225077308	HARRIS 8F24294 ROS 372912ZJ9C	125634906	TX J8564	BH4854015	2085R0204X
GROUP **Carlos R Hamilton III MD PA**	Group Practice	1649501347	HARRIS 0A6157 ROS 372881	211821801	INCEPT DATE: 12/2009		193200000X
MACRINO, SHERI	MD	1811283856	HARRIS 524028YPBB ROS 524028ZJ9C	362339901	Q9423	FM2577154	2085R0204X
SMITH, JUSTIN G	MD	1508019084	HARRIS 359622YPBB ROS 359622ZJ9C	337364903	P6277	FS3985136	2085R0204X
Valenson , Arnold J	MD	1831337096	HARRIS 322511YPBB ROS 322511ZJ9C	328194101	P7866	FV4164783	2085R0204X
MID-LEVELS							
APPLEGATE , Sarah	PA-C	1093011280	HARRIS 465765YPBB ROS 465765ZJ9C	313727501	PA07767	MA2966034	363AM07X00
Bernard, Natalie	FNP-C	1376936237	HARRIS 405082YPBB ROS 405082ZJ9C	350197502	AP126932	MB3662865	363LF0000X
Elackatt, Tina	PA-C	1063835460	HARRIS 338187YPBB ROS 338187ZJ9C	337238501	PA05158	ME3666192	363AM07X00
Giberga, Kim	FNP-C	1114250651	HARRIS 276740YPBB ROS 276740ZJ9C	215816405	AP118364 RN749278	MG2250087	363LF0000X
Gilbert, Christine	PA-C	1801239785	HARRIS 336393YPBB YPBB 336393ZJ9C	337921601	PA08646	MG1735046	363AM07X00
Gordon, Shauna	PA-C	1639569635	HARRIS 443666YPBB ROS 443666ZJ9C	359046501	PA09472	MS3458088	363AM07X00
Johnson, Melanie	PA-C	1104840677	HARRIS 533709YPBB ROS 533708ZJ9C	363244001	PA10875	MJ3174240	363AM07X00
Ong, Meagan	PA-C	1831455062	HARRIS 297732YPBB ROS 297732ZJ9C	293414302	PA07738	MO3106158	363AM07X00

Schedule 2.12(b)

Billing and Coding Practices

1. During an internal review of billing and coding practices, Carlos R. Hamilton, III, M.D., P.A. noted instances of unintentional billing errors and payments from Medicare and Medicaid that may have been improperly received. All identified amounts due to Medicare and Medicaid and their secondary payors have been refunded voluntarily.

2. Carlos R. Hamilton, III, M.D., P.A. is in the process of refunding certain amounts to patients.

3. Carlos R. Hamilton, III, M.D., P.A. is conducting an internal review of billing and coding practices related to other payors to determine if there are payments that may have been improperly received.

Schedule 2.14
Clinical Staff Matters

List Clinical Staff include Credentials and Medical Specialty (MD, PA, RNP)

HAMILTON, CARLOS R - MD - BOARD CERTIFIED, VASCULAR AND INTERVENTIONAL RADIOLOGY

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

MACRINO, SHERI - MD - - BOARD CERTIFIED, DIAGNOSTIC RADIOLOGY; FELLOWSHIP IN VASCULARY AND INTERVENTIONAL RADIOLOGY
SMITH, JUSTIN G- MD - BOARD CERTIFIED, DIAGNOSTIC RADIOLOGY
VALENSON, ARNOLD J- MD - BOARD CERTIFIED, DIAGNOSTIC RADIOLOGY; FELLOWSHIP IN VASCULARY AND INTERVENTIONAL RADIOLOGY
BINGHAM, BRIGID - MD (July 2017)

APPLEGATE, SARAH - PA-C
BERNARD, NATALIE    - FNP-C
ELACKATT, TINA - PA-C
GIBERGA, KIM - FNP-C
GILBERT, CHRISTINE - PA-C
GORDON, SHAUNA - PA-C
ONG, MEAGAN - PA-C
GRIZZLE, HEATHER - RPA

List of Clinical Staff that Have Resigned or Been Terminated Since 1/2014
DI IORIO, MICHAEL - MD
FOX, WILLIAM C - MD
FRANCIOSA, STEFAN V - MD
HARDEE, ERIC - MD
RADHAKRISHNAN, JAY K - MD
REINCKE, TONIE -MD
RAZA - SYED    - MD (Contractor)

ASERON, LAUREN - PA-C
BEAUDOIN, KATIE - PA-C
CLARK, JENNIFER - PA-C
DAVIS, LAURA - PA-C
ENGEL, JENNIFER L - PA-C
JOHNSON, MELANIE - PA-C
KRAMER, RACHEL - PA-C
MERCADO, ELLEN - PA-C
PATEL, TINABEN - PA-C
SALAZAR, CRISTINA - PA-C

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

SANFORD, KATHY E - PA-C
YTURRI, LEAH - PA-C
LEMERY, KRISTIN M - RA
GORDON, LAURA - RNP

Clinical Staff Pending or Threatened Claims
NONE

Material Adverse Actions Taken against Clinical Staff
NONE

Schedule 3.1(b)

Buyer Consents

None.

Schedule 4.5

Transferred Employees

Employees and PTO as of Closing

Payroll Name	PTO Balance
Abraham, Elizabeth	49.89
Aguilar, Jannete	4.81
Alvarado, Joanne	119.66
Alvarado, Julianna M	13.52
Arrambide, Yvette	15.63
Artis, Tomika	47.67
Avila, Andres	69.30
Bailey, Chantia	35.20
Battaglia, Vanessa	(13.52)
Behr, David M	87.56
Bewick, Brittani Nichelle	29.85
Brice, Berrica	54.23
Cardona, Mariana	101.55
Carpenter, Erin	82.49
Choudhry, Naina	2.43
Cruz, Tiffany	(4.74)
Curl, Julia	74.51

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

Davie, Paula	35.62
Davis, Sara	19.94
Dunlap, Stefanie	24.06
Farah, Larissa	30.50
Flores, Casandra S	17.43
Flores, Miriam	(7.39)
Franklin, Nisha Mehra	0.00
Fraser, Tiffany	11.72
Garcia, Diana G	18.53
Garza, Irma	111.69
Gomez, Ibeth	40.83
Gonzales, Emily E	219.78
Gray, Takia	30.85
Grossman, Micah	358.30
Gutierrez, Samantha	12.67
Hayden, Taissa	16.92
Holmes, Tawanna L	103.12
Hull, Ann Thi	(6.11)
Humphrey, Heather	56.06
Janjua, Hilla Amanullah	36.48
Jenkins, Kyle	16.40
Johnson, Christopher E	143.83
Jones, Stephanie B	8.01
Kelly, Kellie	29.13
King, Shantell	18.26
Ledbetter, Heather	65.14
Lopez Montalvo, Sylvia	(9.50)
Martinez, Ivanna Juliet	38.12
Matagarza, Kristen	12.06
Matamoras, Vanessa	23.26
Matthews, Jennifer M	41.03
May, Barbara L	(5.55)
Merhi, Litiana	10.94
Minamyer, Jamie	16.50
Montes, Anna Marie	.42
Moore, Pamela P	143.76
Morales, Kenya	52.95
Morales, Michelle	46.73
Moreno, Erika	69.41
Nguyen, Huy	113.95
Ortiz, Jeannie	74.09
Oyesile, Camellia C.	2.65
Pacamara, Maricris R	90.65
Parker, Erin	27.79
Parson, Daniel	16.58
Perez-Uddin, Kimberly A	108.80

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

Pitre, Stephanie	33.63
Quinlan, Brianna	28.96
Reed, Josh	252.97
Reyna, Belinda	3.90
Riley, Katie	(2.04)
Romero, Kimberly	14.99
Ryals, James	4.07
Sajid, Annum	0.00
Saleem, Ameena	53.30
Shadmehr, Maria	(5.35)
Swearengin, Rebecca	69.50
Tran, Karen	69.87
Valdez, Cristina	21.39
Velez, Juan Pablo	66.06
Walle, Amanda	6.15
Ward, English	19.58
Applegate, Sarah G	123.60
Bernard, Natalie	38.97
Elackatt, Tina T	49.58
Giberga, Kimberly	98.42
Gilbert, Christine L	85.58
Gordon, Shauna	56.52
Grizzle, Heather R	175.58
Macrino, Sheri	37.92
Ong, Meagan	150.64
Smith, Justin	63.00
Valenson, Arnold J	182.89

Schedule 4.6
Exceptions to Non-Compete
Nothing contained in the Agreement shall be interpreted to prohibit Sellers or Owner from engaging in, at any time during the Restricted Period or thereafter, the following activities so long as such activities do not interfere with the obligations of Owner under the Physician Employment & Medical Director Agreement:
1.    Any advisory, management, consulting, medical directorship, or teaching role (including instruction in surgical technique requiring participation in procedures, and consulting on clinical decision making but not to include routine patient care), and/or financial investment in prostate businesses whether through the Laser Prostate Centers of America, LLC, Texas LPCA, PLLC (collectively “LPCA”) or another entity owned or operated by an owner of LPCA.
With respect to the Physician Employment & Medical Director Agreement, in addition to the above activities, the diagnosis and treatment of prostate disease or dysfunction whether through LPCA or another entity owned or operated by an owner of LPCA shall be excluded from the non-compete.
2.    Any business venture involving uterine fibroid embolizations.

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5

3.    Any business venture involving limb salvage.
4. Any consulting arrangement with Houston Health Ventures related to early stage medical device development.
5.    Any financial investment in, Venclose, Inc. or any affiliate of Venclose, Inc.

Nothing contained in the Agreement shall be interpreted to prohibit Sellers or Owner from soliciting, employing or otherwise engaging, at any time during the Restricted Period or thereafter, the following Transferred Employees:

1.	Meagan Ong (PA)

2.	Nisha Franklin (Marketing)

Exhibit G to Amended and Restated Asset Purchase Agreement

3774916.5